     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 30, 2004
                                                      REGISTRATION NOS.: 2-71558
                                                                        811-3165
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM N-1A
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933                     /X/
                           PRE-EFFECTIVE AMENDMENT NO.                       / /
                         POST-EFFECTIVE AMENDMENT NO. 27                     /X/
                                     AND/OR
               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                   ACT OF 1940                               /X/
                                AMENDMENT NO. 28                             /X/

                                   ----------

                    ACTIVE ASSETS GOVERNMENT SECURITIES TRUST
                        (A MASSACHUSETTS BUSINESS TRUST)
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 869-6397

                                BARRY FINK, ESQ.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                   ----------

                                    COPY TO:

        CARL FRISCHLING, ESQ.                         STUART M. STRAUSS, ESQ.
 KRAMER LEVIN NAFTALIS & FRANKEL LLP                  CLIFFORD CHANCE US LLP
          919 THIRD AVENUE                             31 WEST 52ND STREET
      NEW YORK, NEW YORK 10022                      NEW YORK, NEW YORK 10019

                                   ----------

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  As soon as practicable after this Post-Effective Amendment becomes effective.

  IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

        /X/  Immediately upon filing pursuant to paragraph (b)
        / /  On (date) pursuant to paragraph (b)
        / /  60 days after filing pursuant to paragraph (a)(1)
        / /  On (date) pursuant to paragraph (a)(1)
        / /  75 days after filing pursuant to paragraph (a)(2)
        / /  On (date) pursuant to paragraph (a)(2) of Rule 485.

        If appropriate, check the following box:

        / / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

            AMENDING THE PROSPECTUS AND UPDATING FINANCIAL STATEMENTS

================================================================================

[GRAPHIC]

MORGAN STANLEY FUNDS

ACTIVE ASSETS -- MONEY TRUST
                 TAX-FREE TRUST
                 CALIFORNIA TAX-FREE TRUST
                 GOVERNMENT SECURITIES TRUST

FOUR DIFFERENT MONEY MARKET FUNDS OFFERED EXCLUSIVELY TO PARTICIPANTS IN THE ACTIVE ASSETS ACCOUNT(R) OR BUSINESSCAPE(SM) FINANCIAL SERVICE PROGRAMS AND TO OTHER INVESTORS WHO HAVE BROKERAGE ACCOUNTS WITH MORGAN STANLEY DW INC.

FOR INFORMATION ON THE ACTIVE ASSETS ACCOUNT OR BUSINESSCAPE FINANCIAL SERVICE PROGRAMS, READ THE RESPECTIVE CLIENT ACCOUNT AGREEMENT AND/OR CALL
(800) 869-3326 (FOR THE ACTIVE ASSETS ACCOUNT PROGRAM) OR (800) 355-3086 (FOR THE BUSINESSCAPE PROGRAM).

[MORGAN STANLEY LOGO]


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


PROSPECTUS

AUGUST 30, 2004

CONTENTS


Eligible Investors/Overview                                                    1

THE FUNDS

ACTIVE ASSETS MONEY TRUST

       Investment Objectives                                                   2
       Principal Investment Strategies                                         2
       Principal Risks                                                         2
       Past Performance                                                        4
       Fees and Expenses                                                       5

ACTIVE ASSETS TAX-FREE TRUST

       Investment Objective                                                    6
       Principal Investment Strategies                                         6
       Principal Risks                                                         6
       Past Performance                                                        8
       Fees and Expenses                                                       9

ACTIVE ASSETS CALIFORNIA TAX-FREE TRUST

       Investment Objective                                                   10
       Principal Investment Strategies                                        10
       Principal Risks                                                        11
       Past Performance                                                       12
       Fees and Expenses                                                      13

ACTIVE ASSETS GOVERNMENT SECURITIES TRUST

       Investment Objectives                                                  14
       Principal Investment Strategies                                        14
       Principal Risks                                                        15
       Past Performance                                                       16
       Fees and Expenses                                                      17

FUND MANAGEMENT                                                               18

SHAREHOLDER INFORMATION

       Pricing Fund Shares                                                    19
       How Are Fund Investments Made?                                         19
       How Are Fund Shares Sold?                                              20
       Distributions                                                          22
       Tax Consequences                                                       22
       Additional Information                                                 23

FINANCIAL HIGHLIGHTS                                                          24




This PROSPECTUS contains important information about the Funds. Please read it carefully and keep it for future reference.

ELIGIBLE INVESTORS/OVERVIEW

Active Assets Money Trust, Active Assets Tax-Free Trust, Active Assets California Tax-Free Trust and Active Assets Government Securities Trust (each, a "Fund") are four separate money market funds offered exclusively to: (i) participants in the Active Assets Account(R) or BusinesScape(SM) financial service programs offered by Morgan Stanley DW Inc. ("Morgan Stanley DW") (the "Financial Service Programs"); and (ii) other investors who have a brokerage account with Morgan Stanley DW. (Morgan Stanley DW is affiliated with Morgan Stanley Investment Advisors Inc., the Funds' Investment Manager.)

Participants in the Financial Service Programs are offered a Morgan Stanley DW brokerage account that is linked to the Funds, as well as to Active Assets Institutional Money Trust and Active Assets Institutional Government Securities Trust (other money market funds participating in the Financial Service Programs), a debit card, checkwriting privileges, direct deposit service, online account access, and, in the case of the Active Assets Account program, a federally insured bank account. In addition, participants in the BusinesScape program may have access to a commercial line of credit.

There are annual fees for participating in the Active Assets Account and the BusinesScape Financial Service Programs. Please refer to the respective client account agreement for details. At any time, Morgan Stanley DW may change the annual fee charged and the services provided under the Financial Service Programs. Based on your account type, overall level of assets and investments, you may potentially qualify for preferred pricing and other benefits. Please speak to your Morgan Stanley Financial Advisor for more information. For details on the Financial Service Programs, please read the client account agreement for each program.

THE FUNDS
ACTIVE ASSETS MONEY TRUST

INVESTMENT OBJECTIVES

[GRAPHIC]

Active Assets Money Trust is a money market fund that seeks to provide high current income, preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES

[GRAPHIC]

The Fund invests in high quality, short-term debt obligations. In selecting investments, the "Investment Manager," Morgan Stanley Investment Advisors Inc., seeks to maintain the Fund's share price at $1.00. The share price remaining stable at $1.00 means that the Fund would preserve the principal value of your investment.

The Fund's investments include the following money market instruments:
-  Commercial paper.
-  Corporate obligations.
- Debt obligations of U.S.-regulated banks and instruments secured by those obligations. These investments include certificates of deposit.
-  Certificates of deposit of savings banks and savings and loan associations.

- Debt obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or its instrumentalities.

- Repurchase agreements, which may be viewed as a type of secured lending by the Fund.

PRINCIPAL RISKS

[GRAPHIC]

There is no assurance that the Fund will achieve its investment objectives.

CREDIT AND INTEREST RATE RISKS. Principal risks of investing in the Fund are associated with its debt obligation investments. All debt obligations, such as bonds, are subject to two types of risk: credit risk and interest rate risk.

Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates.

[SIDENOTE]

MONEY MARKET

A MUTUAL FUND HAVING THE GOAL TO SELECT SECURITIES TO PROVIDE CURRENT INCOME WHILE SEEKING TO MAINTAIN A STABLE SHARE PRICE OF $1.00.

YIELD

THE FUND'S YIELD REFLECTS THE ACTUAL INCOME THE FUND PAYS TO YOU EXPRESSED AS A PERCENTAGE OF THE FUND'S SHARE PRICE. BECAUSE THE FUND'S INCOME FROM ITS PORTFOLIO SECURITIES WILL FLUCTUATE, THE INCOME IT IN TURN DISTRIBUTES TO YOU AND THE FUND'S YIELD WILL VARY.

The Investment Manager actively manages the Fund's assets to reduce the risk of losing any principal investment as a result of credit or interest rate risks. The Fund's assets are reviewed to maintain or improve creditworthiness.

In addition, federal regulations require money market funds to invest only in debt obligations of high quality and short-term maturities.

FOREIGN MONEY MARKET SECURITIES. The Fund may invest in U.S. dollar denominated money market instruments and other short-term debt obligations issued by foreign banks. Although the Fund will invest in these securities only if the Investment Manager determines they are of comparable quality to the Fund's U.S. investments, investing in securities of foreign issuers involves some additional risks. These risks may include higher costs of foreign investing, and the possibility of adverse political, economic or other developments affecting the issuers of these securities.


Shares of the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, if it is unable to do so, it is possible to lose money by investing in the Fund.

PAST PERFORMANCE

[GRAPHIC]

The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance does not indicate how the Fund will perform in the future.

[CHART]

ANNUAL TOTAL RETURNS--CALENDAR YEARS

1994    3.87%
1995    5.72%
1996    5.19%
1997    5.32%
1998    5.28%
1999    4.88%
2000    6.09%
2001    4.15%
2002    1.46%
2003    0.78%


Year-to-date total return information as of June 30, 2004 was 0.34%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 1.55% (quarter ended September 30, 2000) and the lowest return for a calendar quarter was 0.17% (quarter ended September 30, 2003).

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)



                                       PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
Active Assets Money Trust                 0.78%         3.45%         4.26%


For the Fund's most recent 7-day annualized yield you may call (800) 869-NEWS.

[SIDENOTE]

ANNUAL TOTAL RETURNS.


THIS CHART SHOWS HOW THE PERFORMANCE OF THE FUND'S SHARES HAS VARIED FROM YEAR TO YEAR OVER THE PAST TEN CALENDAR YEARS.


AVERAGE ANNUAL TOTAL RETURNS.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS.

FEES AND EXPENSES

[GRAPHIC]

The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is a no-load fund. The Fund does not impose any sales charges.

ANNUAL FUND OPERATING EXPENSES


Management fee                                                            0.26%
Distribution and service (12b-1) fees                                     0.10%
Other expenses                                                            0.05%
Total annual Fund operating expenses                                      0.41%


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.


       1 YEAR             3 YEARS             5 YEARS             10 YEARS
       $   42             $   132             $   230             $    518


[SIDENOTE]

ANNUAL FUND OPERATING EXPENSES


THESE EXPENSES ARE DEDUCTED FROM THE FUND'S ASSETS AND ARE BASED ON EXPENSES PAID FOR THE FISCAL YEAR ENDED JUNE 30, 2004.

ACTIVE ASSETS TAX-FREE TRUST

INVESTMENT OBJECTIVE

[GRAPHIC]

Active Assets Tax-Free Trust is a money market fund that seeks to provide as high a level of daily income exempt from federal personal income tax as is consistent with stability of principal and liquidity.

PRINCIPAL INVESTMENT STRATEGIES

[GRAPHIC]

The Fund will invest in high quality, short-term securities that are normally municipal obligations that pay interest exempt from federal income taxes. The Fund's "Investment Manager," Morgan Stanley Investment Advisors Inc., seeks to maintain the Fund's share price at $1.00. The share price remaining stable at $1.00 means that the Fund would preserve the principal value of your investment.


Municipal obligations are securities issued by state and local governments, and their agencies. These securities typically are "general obligation" or "revenue" bonds, notes or commercial paper. General obligation securities are secured by the issuer's faith and credit, including its taxing power for payment of principal and interest. Revenue bonds, however, are generally payable from a specific revenue source. They are issued to fund a wide variety of public and private projects in sectors such as transportation, education and industrial development. Included within the revenue bonds category are participations in lease obligations and installment purchase contracts of municipalities. Additionally, the Fund's investments may include tender option bonds and custodial receipts.


The Fund has a fundamental policy of investing at least 80% of its net assets in securities the interest on which is exempt from federal personal income tax. This policy may not be changed without shareholder approval.

The Fund may invest up to 20% of its net assets in securities that pay interest income subject to the "alternative minimum tax," and some taxpayers may have to pay tax on a Fund distribution of this income; see the "Tax Consequences" section of this PROSPECTUS for more details.

PRINCIPAL RISKS

[GRAPHIC]

There is no assurance that the Fund will achieve its investment objective.

[SIDENOTE]

MONEY MARKET

A MUTUAL FUND HAVING THE GOAL TO SELECT SECURITIES TO PROVIDE CURRENT INCOME WHILE SEEKING TO MAINTAIN A STABLE SHARE PRICE OF $1.00.

YIELD

THE FUND'S YIELD REFLECTS THE ACTUAL INCOME THE FUND PAYS TO YOU EXPRESSED AS A PERCENTAGE OF THE FUND'S SHARE PRICE. BECAUSE THE FUND'S INCOME FROM ITS PORTFOLIO SECURITIES WILL FLUCTUATE, THE INCOME IT IN TURN DISTRIBUTES TO YOU AND THE FUND'S YIELD WILL VARY.

TENDER OPTION BONDS AND CUSTODIAL RECEIPTS. Tender option bonds and custodial receipts are instruments similar to variable rate demand obligations. Tender option bonds are municipal obligations held pursuant to a custodial arrangement and issued pursuant to an agreement with a third party such as a bank or financial institution to provide the holder with the option of tendering the bond at periodic intervals. The holder of the tender option bond effectively holds a demand obligation that bears interest at prevailing short-term rates. Custodial receipts represent interests in future interest and/or principal payments on U.S. government securities or municipal obligations and provide the holder with the option of tendering the receipt back to the custodian or trustee. The risks of tender option bonds and custodial receipts include the risk that the owner of such instruments may not be considered the owner for federal income tax purposes and thus will not be entitled to treat such interest as exempt from federal income tax. Additionally, a credit rating downgrade on the underlying security may impair the ability to tender the bond or receipt back to the third party provider of the demand option, thus causing the bond or receipt to become illiquid.


CREDIT AND INTEREST RATE RISKS. Principal risks of investing in the Fund are associated with its municipal investments. Municipal obligations, as with all debt securities, are subject to two types of risks: credit risk and interest rate risk.

Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and repay the principal on its debt. Interest rate risk, another risk of debt securities, refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates.

The Investment Manager, however, actively manages the Fund's assets to reduce the risk of losing any principal investment as a result of credit or interest rate risks. The Fund's assets are reviewed to maintain or improve creditworthiness. In addition, federal regulations require money market funds, such as the Fund, to invest only in debt obligations of high quality and short-term maturities.

Shares of the Fund are not bank deposits and are not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, if it is unable to do so, it is possible to lose money by investing in the Fund.

PAST PERFORMANCE

[GRAPHIC]

The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance does not indicate how the Fund will perform in the future.

[CHART]

ANNUAL TOTAL RETURNS--CALENDAR YEARS

1994    2.38%
1995    3.36%
1996    2.98%
1997    3.14%
1998    2.95%
1999    2.74%
2000    3.57%
2001    2.33%
2002    0.99%
2003    0.57%


Year-to-date total return information as of June 30, 2004 was 0.26%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 0.94% (quarter ended December 31, 2000) and the lowest return for a calendar quarter was 0.10% (quarter ended September 30, 2003).

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)



                                       PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
Active Assets Tax-Free Trust              0.57%         2.03%         2.50%


For the Fund's most recent 7-day annualized yield you may call (800) 869-NEWS.

[SIDENOTE]

ANNUAL TOTAL RETURNS.


THIS CHART SHOWS HOW THE PERFORMANCE OF THE FUND'S SHARES HAS VARIED FROM YEAR TO YEAR OVER THE PAST TEN CALENDAR YEARS.


AVERAGE ANNUAL TOTAL RETURNS.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS.

FEES AND EXPENSES

[GRAPHIC]

The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is a no-load fund. The Fund does not impose any sales charges.

ANNUAL FUND OPERATING EXPENSES


Management fee                                                            0.36%
Distribution and service (12b-1) fees                                     0.10%
Other expenses                                                            0.02%
Total annual Fund operating expenses                                      0.48%


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example shows what expenses you could pay over time. The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.


       1 YEAR             3 YEARS             5 YEARS             10 YEARS
       $   49             $   154             $   269             $    604


[SIDENOTE]

ANNUAL FUND OPERATING EXPENSES


THESE EXPENSES ARE DEDUCTED FROM THE FUND'S ASSETS AND ARE BASED ON EXPENSES PAID FOR THE FISCAL YEAR ENDED JUNE 30, 2004.

ACTIVE ASSETS CALIFORNIA TAX-FREE TRUST

INVESTMENT OBJECTIVE

[GRAPHIC]

Active Assets California Tax-Free Trust is a money market fund that seeks to provide as high a level of daily income exempt from federal and California personal income tax as is consistent with stability of principal and liquidity.

PRINCIPAL INVESTMENT STRATEGIES

[GRAPHIC]

The Fund will invest in high quality, short-term securities that are normally municipal obligations that pay interest exempt from federal and California income taxes. The Fund's "Investment Manager," Morgan Stanley Investment Advisors Inc., seeks to maintain the Fund's share price at $1.00. The share price remaining stable at $1.00 means that the Fund would preserve the principal value of your investment.


The Investment Manager generally invests substantially all of the Fund's assets in California municipal obligations. The interest on these investments is exempt from federal and California state income tax. The Fund may invest up to 20% of its net assets in securities that pay interest income subject to the "alternative minimum tax," and some taxpayers may have to pay tax on a Fund distribution of this income; see the "Tax Consequences" section of this PROSPECTUS for more details. Municipal obligations are securities issued by state and local governments and regional government authorities. These securities typically are "general obligation" or "revenue" bonds, notes or commercial paper. General obligation securities are secured by the issuer's faith and credit, including its taxing power for payment of principal and interest. Revenue bonds, however, are generally payable from a specific revenue source. They are issued to fund a wide variety of public and private projects in sectors such as transportation, education and industrial development. Included within the revenue bonds category are participations in lease obligations and installment contracts of municipalities. Additionally, the Fund's investments may include tender option bonds and custodial receipts.


The Fund has a fundamental policy of investing at least 80% of its net assets in securities the interest on which is exempt from federal and California personal income tax. This policy may not be changed without shareholder approval.

[SIDENOTE]

MONEY MARKET

A MUTUAL FUND HAVING THE GOAL TO SELECT SECURITIES TO PROVIDE CURRENT INCOME WHILE SEEKING TO MAINTAIN A STABLE SHARE PRICE OF $1.00.

YIELD

THE FUND'S YIELD REFLECTS THE ACTUAL INCOME THE FUND PAYS TO YOU EXPRESSED AS A PERCENTAGE OF THE FUND'S SHARE PRICE. BECAUSE THE FUND'S INCOME FROM ITS PORTFOLIO SECURITIES WILL FLUCTUATE, THE INCOME IT IN TURN DISTRIBUTES TO YOU AND THE FUND'S YIELD WILL VARY.

PRINCIPAL RISKS

[GRAPHIC]

There is no assurance that the Fund will achieve its investment objective.


TENDER OPTION BONDS AND CUSTODIAL RECEIPTS. Tender option bonds and custodial receipts are instruments similar to variable rate demand obligations. Tender option bonds are municipal obligations held pursuant to a custodial arrangement and issued pursuant to an agreement with a third party such as a bank or financial institution to provide the holder with the option of tendering the bond at periodic intervals. The holder of the tender option bond effectively holds a demand obligation that bears interest at prevailing short-term rates. Custodial receipts represent interests in future interest and/or principal payments on U.S. government securities or municipal obligations and provide the holder with the option of tendering the receipt back to the custodian or trustee. The risks of tender option bonds and custodial receipts include the risk that the owner of such instruments may not be considered the owner for federal income tax purposes and thus will not be entitled to treat such interest as exempt from federal income tax. Additionally, a credit rating downgrade on the underlying security may impair the ability to tender the bond or receipt back to the third party provider of the demand option, thus causing the bond or receipt to become illiquid.


CREDIT AND INTEREST RATE RISKS. A principal risk of investing in the Fund is associated with its municipal investments, particularly its concentration in municipal obligations of a single state. Municipal obligations, as with all debt securities, are subject to two types of risks: credit risk and interest rate risk.

Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and repay the principal on its debt. However, unlike most fixed-income mutual funds, the Fund is subject to the added credit risk of concentrating its investments in a single state--California--and its municipalities. Because the Fund concentrates its investments in securities issued by California state and local governments and government authorities, the Fund could be affected by political, economic and regulatory developments concerning these issuers. Should any difficulties develop concerning California issuers' ability to pay principal and/or interest on their debt obligations, the Fund's value and yield could be adversely affected.

Interest rate risk, another risk of debt securities, refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates.

The Investment Manager, however, actively manages the Fund's assets to reduce the risk of losing any principal investment as a result of credit or interest rate risks. The Fund's assets are reviewed to maintain or improve creditworthiness. In addition, federal regulations require money market funds, such as the Fund, to invest only in debt obligations of high quality and short-term maturities.

Shares of the Fund are not bank deposits and are not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, if it is unable to do so, it is possible to lose money by investing in the Fund.

PAST PERFORMANCE

[GRAPHIC]

The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance does not indicate how the Fund will perform in the future.

[CHART]

ANNUAL TOTAL RETURNS--CALENDAR YEARS

1994    2.20%
1995    3.10%
1996    2.73%
1997    2.88%
1998    2.58%
1999    2.35%
2000    2.90%
2001    1.86%
2002    0.80%
2003    0.41%


Year-to-date total return as of June 30, 2004 was 0.19%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 0.82% (quarter ended June 30, 1995) and the lowest return for a calendar quarter was 0.06% (quarter ended September 30, 2003).

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)



                                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
Active Assets California Tax-Free Trust     0.41%         1.66%         2.18%


For the Fund's most recent 7-day annualized yield you may call (800) 869-NEWS.

[SIDENOTE]

ANNUAL TOTAL RETURNS.


THIS CHART SHOWS HOW THE PERFORMANCE OF THE FUND'S SHARES HAS VARIED FROM YEAR TO YEAR OVER THE PAST TEN CALENDAR YEARS.


AVERAGE ANNUAL TOTAL RETURNS.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS.

FEES AND EXPENSES

[GRAPHIC]

The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is a no-load fund. The Fund does not impose any sales charges.

ANNUAL FUND OPERATING EXPENSES


Management fee                                                            0.47%
Distribution and service (12b-1) fees                                     0.10%
Other expenses                                                            0.04%
Total annual Fund operating expenses                                      0.61%


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.


       1 YEAR             3 YEARS             5 YEARS             10 YEARS
       $   62             $   195             $   340             $    762


[SIDENOTE]

ANNUAL FUND OPERATING EXPENSES


THESE EXPENSES ARE DEDUCTED FROM THE FUND'S ASSETS AND ARE BASED ON EXPENSES PAID FOR THE FISCAL YEAR ENDED JUNE 30, 2004.

ACTIVE ASSETS GOVERNMENT SECURITIES TRUST

INVESTMENT OBJECTIVES

[GRAPHIC]

Active Assets Government Securities Trust is a money market fund that seeks to provide high current income, preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES

[GRAPHIC]

The Fund will invest in high quality, short-term U.S. government securities. The Fund's "Investment Manager," Morgan Stanley Investment Advisors Inc., seeks to maintain the Fund's share price at $1.00. The share price remaining stable at $1.00 means that the Fund would preserve the principal value of your investment.

The U.S. government securities that the Fund may purchase include:
- U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government.
- Securities issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association and the Federal Housing Administration.
- Securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow from the U.S. Treasury to meet its obligations. Among these agencies and instrumentalities are the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Federal Home Loan Banks.
- Securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Farm Credit System.

The Fund also may invest up to 10% of its assets in FDIC insured certificates of deposit of banks and savings and loan institutions.

In addition, the Fund may invest in repurchase agreements which may be viewed as a type of secured lending by the Fund.

[SIDENOTE]

MONEY MARKET

A MUTUAL FUND HAVING THE GOAL TO SELECT SECURITIES TO PROVIDE CURRENT INCOME WHILE SEEKING TO MAINTAIN A STABLE SHARE PRICE OF $1.00.

YIELD

THE FUND'S YIELD REFLECTS THE ACTUAL INCOME THE FUND PAYS TO YOU EXPRESSED AS A PERCENTAGE OF THE FUND'S SHARE PRICE. BECAUSE THE FUND'S INCOME FROM ITS PORTFOLIO SECURITIES WILL FLUCTUATE, THE INCOME IT IN TURN DISTRIBUTES TO YOU AND THE FUND'S YIELD WILL VARY.

PRINCIPAL RISKS

[GRAPHIC]

There is no assurance that the Fund will achieve its investment objectives.

CREDIT AND INTEREST RATE RISKS. A principal risk of investing in the Fund is associated with its U.S. government securities investments, which are subject to two types of risks: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and repay the principal on its debt. Interest rate risk, another risk of debt securities, refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates.

Credit risk is minimal with respect to the Fund's U.S. government securities investments. Repurchase agreements and insured certificates of deposit may involve a greater degree of credit risk. The Investment Manager, however, actively manages the Fund's assets to reduce the risk of losing any principal investment as a result of credit or interest rate risks. In addition, federal regulations require money market funds, such as the Fund, to invest only in debt obligations of high quality and short-term maturities.

Shares of the Fund are not bank deposits and are not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, if it is unable to do so, it is possible to lose money by investing in the Fund.

PAST PERFORMANCE

[GRAPHIC]

The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance does not indicate how the Fund will perform in the future.

[CHART]

ANNUAL TOTAL RETURNS--CALENDAR YEARS

1994    3.61%
1995    5.40%
1996    4.89%
1997    4.99%
1998    4.96%
1999    4.58%
2000    5.82%
2001    3.77%
2002    1.25%
2003    0.60%


Year-to-date total return information as of June 30, 2004 was 0.24%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 1.51% (quarter ended December 31, 2000) and the lowest return for a calendar quarter was 0.13% (quarter ended December 31, 2003).

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)



                                           PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
Active Assets Government Securities Trust     0.60%         3.19%         3.97%


For the Fund's most recent 7-day annualized yield you may call (800) 869-NEWS.

[SIDENOTE]

ANNUAL TOTAL RETURNS.


THIS CHART SHOWS HOW THE PERFORMANCE OF THE FUND'S SHARES HAS VARIED FROM YEAR TO YEAR OVER THE PAST TEN CALENDAR YEARS.


AVERAGE ANNUAL TOTAL RETURNS.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS.

FEES AND EXPENSES

[GRAPHIC]

The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is a no-load fund. The Fund does not impose any sales charges.

ANNUAL FUND OPERATING EXPENSES


Management fee                                                            0.43%
Distribution and service (12b-1) fees                                     0.10%
Other expenses                                                            0.03%
Total annual Fund operating expenses                                      0.56%


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.


       1 YEAR             3 YEARS             5 YEARS             10 YEARS
       $   57             $   179             $   313             $    701


[SIDENOTE]

ANNUAL FUND OPERATING EXPENSES


THESE EXPENSES ARE DEDUCTED FROM THE FUND'S ASSETS AND ARE BASED ON EXPENSES PAID FOR THE FISCAL YEAR ENDED JUNE 30, 2004.

FUND MANAGEMENT

[GRAPHIC]


Each Fund has retained the Investment Manager--Morgan Stanley Investment Advisors Inc.--to provide administrative services, manage its business affairs and invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Manager's address is 1221 Avenue of the Americas, New York, NY 10020.

Each Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to each Fund, and for Fund expenses assumed by the Investment Manager. The fee is based on each Fund's average daily net assets. For the fiscal year ended June 30, 2004, each Fund accrued total compensation to the Investment Manager as follows:



                                                        INVESTMENT MANAGEMENT
                                                             FEE ACCRUED
                                                         (AS A PERCENT OF THE
FUND                                                 FUND'S AVERAGE NET ASSETS)
Active Assets Money Trust                                      0.26%
Active Assets Tax-Free Trust                                   0.36%
Active Assets California Tax-Free Trust                        0.47%
Active Assets Government Securities Trust                      0.43%


[SIDENOTE]

MORGAN STANLEY INVESTMENT ADVISORS INC.


THE INVESTMENT MANAGER IS WIDELY RECOGNIZED AS A LEADER IN THE MUTUAL FUND INDUSTRY AND HAD APPROXIMATELY $105 BILLION IN ASSETS UNDER MANAGEMENT OR ADMINISTRATION AS OF JULY 31, 2004.

SHAREHOLDER INFORMATION

PRICING FUND SHARES

[GRAPHIC]

The price of each Fund's shares, called "net asset value," is based on the amortized cost of the Fund's portfolio securities. The amortized cost valuation method involves valuing a debt obligation in reference to its cost, rather than market forces.

The net asset value per share of each Fund is determined once daily at 12:00 noon Eastern time on each day that the New York Stock Exchange is open. Shares will not be priced on days that the New York Stock Exchange is closed.

HOW ARE FUND INVESTMENTS MADE?

[GRAPHIC]

PARTICIPANTS:

Cash balances in your Financial Service Program account (through the Active Assets Account or the BusinesScape programs) that are not invested in securities will be automatically invested in shares of the Fund of your choice on days that the New York Stock Exchange is open for business (a "business day"). You may select any fund offered for investment to Financial Service Program participants, including the Funds, Active Assets Institutional Money Trust and Active Assets Institutional Government Securities Trust. In each case, please read the respective fund's prospectus carefully prior to making an investment decision. Alternatively, if you are a participant in the Active Assets Account program, you may choose to have your cash balances deposited in a federally insured bank account designated by Morgan Stanley DW rather than invested in a fund. You may change your investment selection at any time by notifying your Morgan Stanley Financial Advisor. Upon selecting a different fund, your shares held in the previously designated fund will automatically be sold and reinvested in shares of the newly selected fund.

Your account will be reviewed on each business day to determine whether the account has a cash balance as a result of any credits accrued that day. Credits to your account may arise, for example, from sales of securities or from direct cash payments into the account. The cash balance, reduced by any debits to your account incurred that day, will be used to purchase shares of the fund of your choice on the next business day at the fund's share price calculated on that next day. Debits to your account may arise from purchases of securities, margin calls, other account charges (including, in the case of your BusinesScape account, any principal and/or interest owed on your commercial line of credit, if applicable), debit card purchases, cash advances, or withdrawals, and any checks written against the account.

[SIDENOTE]

CONTACTING A FINANCIAL ADVISOR

IF YOU ARE NEW TO THE MORGAN STANLEY FUNDS AND WOULD LIKE TO CONTACT A MORGAN STANLEY FINANCIAL ADVISOR, CALL TOLL-FREE 1-866-MORGAN8 FOR THE TELEPHONE NUMBER OF THE MORGAN STANLEY OFFICE NEAREST YOU. YOU MAY ALSO ACCESS OUR OFFICE LOCATOR ON OUR INTERNET SITE AT: www.morganstanley.com/funds

Dividends are not earned until the next business day following the purchase of Fund shares.

If you make a cash payment into your account after your Financial Advisor's deadline for processing checks has passed, then investment in the Fund of your choice may not occur until the second business day after the payment is made (and at the price of the Fund's shares calculated on that second business day). No payments into the account will be credited until federal or other immediately available funds become available to the account.

There is no minimum investment amount for participants, although the current minimum initial deposit into an Active Assets Account is $5,000 in cash or securities and $20,000 in cash or securities for a BusinesScape account.

NON-PARTICIPANTS:

To invest in any of the Funds, contact your Morgan Stanley Financial Advisor. Your Financial Advisor will assist you step-by-step with the procedures to invest in a Fund. The minimum investment amount is $5,000 for initial investments. We may offer reduced minimums or automatic investment options for investors that have certain brokerage accounts held with Morgan Stanley DW. Fund shares are purchased at the next share price calculated after we receive your purchase order (accompanied by federal or other immediately available funds).


Non-Participants considering investing in any of the Funds should recognize that the Funds have been created specifically for the Financial Service Programs and, as such, the Funds do not offer typical money market fund features, such as checkwriting privileges, to non-Participants. (We do offer other comparable money market funds that have these features. For more information, call your Morgan Stanley Financial Advisor.)

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your idenity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law.


PLAN OF DISTRIBUTION:

Each Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940. The Plan allows each Fund to pay distribution fees for the sale and distribution of these shares. It also allows each Fund to pay for services to shareholders. Because these fees are paid out of each Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

HOW ARE FUND SHARES SOLD?

[GRAPHIC]

PARTICIPANTS:

AUTOMATIC SALES. Your account will be reviewed on each business day to determine whether the account has a negative balance as a result of debits incurred on that day. Of course, the negative balance will be reduced by any credits accrued to the account on that day. On the next business day, a sufficient number of your Fund shares will automatically be sold to equal the value of the negative balance. The sale price of the Fund's shares will be the share price calculated on that next business day. If the value of your Fund shares is insufficient to equal the negative balance, Morgan Stanley DW is authorized to take the actions described in your client account agreement, including, if you are eligible, applying a margin loan to your account or accessing your line of credit, as applicable, to cover outstanding debits.

In addition, if Morgan Stanley DW exercises its right to terminate the Financial Service Program you are invested in, then all of your Fund shares will be sold.

VOLUNTARY SALES. If you wish to sell all or some of your Fund shares, you may do so by:
a) writing a check against your account in an amount equal to the value of shares you wish to sell (there may be fees imposed for writing these checks);
b) obtaining cash using your debit card (there may be fees imposed and certain limitations on withdrawals); or
c) calling your Morgan Stanley Financial Advisor.

Once you have taken any of these steps, Fund shares will be sold at the Fund's share price calculated on the next business day. Proceeds from your sale of Fund shares will be reduced by any outstanding debits to your account. Prior to selling any Fund shares through any of the above methods you should call your Morgan Stanley Financial Advisor or the applicable information number appearing on the cover of this PROSPECTUS to determine the value of Fund shares you own. If there is an insufficient value of Fund shares to cover your account withdrawals (I.E., debit card purchases or checks written), then Morgan Stanley DW Inc. may take the authorized steps described in your client account agreement.

NON-PARTICIPANTS:

You can sell some or all of your Fund shares at any time. Your shares will be sold at the next share price calculated after we receive your order to sell as described below.

To sell your shares, simply call your Morgan Stanley Financial Advisor or other authorized financial representative. Payment will be sent to the address to which the account is registered or deposited in your brokerage account.

You may also sell your shares by writing a "letter of instruction" that includes:
-  your account number;
-  the name of the Fund;
-  the dollar amount or the number of shares you wish to sell; and
-  the signature of each owner as it appears on the account.

If you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can generally obtain a signature guarantee from an eligible guarantor acceptable to Morgan Stanley Trust. (You should contact Morgan Stanley Trust at
(800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public CANNOT provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor. Mail the letter to Morgan Stanley Trust at P.O. Box 983, Jersey City, NJ 07303. A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.

After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Certain Morgan Stanley DW brokerage accounts held by non-Participants may be eligible for an automatic redemption option where Fund shares are sold automatically under specified circumstances. For more information contact your Morgan Stanley Financial Advisor.

PARTICIPANTS AND NON-PARTICIPANTS:

Payment for Fund shares sold may be postponed or the right to have Fund shares sold may be suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.

DISTRIBUTIONS

[GRAPHIC]

Each Fund passes substantially all of its earnings along to its investors as "distributions." Each Fund earns interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." Each Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions;" the Investment Manager does not anticipate that there will be significant capital gain distributions.

Each Fund declares income dividends, payable on each day the New York Stock Exchange is open for business, of all of its daily net income to shareholders of record as of 12:00 noon the preceding business day. Dividends are reinvested automatically in additional shares of the Fund (rounded to the last 1/100 of a share). With respect to each of Active Assets Money Trust and Active Assets Government Securities Trust, its short-term capital gains, if any, are declared and payable on each business day. The other Funds' short-term capital gains, if any, are distributed periodically. Each Fund's long-term capital gains, if any, are distributed at least once in December.

TAX CONSEQUENCES

[GRAPHIC]

As with any investment, you should consider how your investment in a Fund will be taxed. The tax information in this PROSPECTUS is provided as general information. You should consult your own tax professional about the tax consequences of an investment in a Fund.

Your income dividend distributions from Active Assets Money Trust and Active Assets Government Securities Trust are normally subject to federal and state income tax when they are paid.

Income dividend distributions from Active Assets Tax-Free Trust are normally exempt from federal income tax and will generally be subject to state income tax. Income dividend distributions from Active Assets California Tax-Free Trust are exempt from federal and California state income taxes--to the extent they are derived from California municipal obligations. With respect to these two Funds, income derived from certain portfolio securities may be subject to federal, state and/or local income taxes.

With respect to Active Assets Tax-Free Trust and Active Assets California Tax-Free Trust, income derived from certain municipal securities may be subject to the federal "alternative minimum tax." Certain tax-exempt securities whose proceeds are used to finance private, for-profit organizations are subject to this special tax system that ensures that individuals pay at least some federal taxes. Although interest on these securities is generally exempt from federal income tax, some taxpayers who have many tax deductions or exemptions nevertheless may have to pay tax on the income.

If a Fund makes any capital gain distributions, those distributions will normally be subject to federal and state income tax when they are paid, whether the shareholder receives them in cash or reinvests them in shares of a Fund. Any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable to you as long-term capital gains, no matter how long you have owned shares in a Fund.

Every January, you will be sent a statement (IRS Form 1099-DIV) showing the distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.


When you open your Fund account, you should provide your social security or tax identification number. By providing this information, you will avoid being subject to federal backup withholding tax on taxable distributions and redemption proceeds (as of the date of this PROSPECTUS this rate is 28%). Any withheld amount would be sent to the IRS as an advance payment of your taxes due on your income.

ADDITIONAL INFORMATION

[GRAPHIC]

The Investment Manager and/or the distributor may pay additional compensation (out of their own resources and not as an expense of the Funds) to selected affiliated or unaffiliated brokers or other service providers in connection with the sale, distribution, retention and/or servicing of Fund shares. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated entities with incentive to favor sales of the Funds over other investment options. Any such payments will not change the net asset value or the price of the Funds' shares. For more information, please see the Funds' STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, are incorporated by reference in this PROSPECTUS from the annual report, which is available upon request.

ACTIVE ASSETS MONEY TRUST


   FOR THE YEAR ENDED JUNE 30,                     2004           2003           2002           2001           2000
SELECTED PER SHARE DATA:
Net asset value, beginning of period            $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                                ----------     ----------     ----------     ----------     ----------
Net income from investment operations                0.007          0.011          0.023          0.056          0.054
Less dividends from net investment income           (0.007)+       (0.011)+       (0.023)+       (0.056)+       (0.054)
                                                ----------     ----------     ----------     ----------     ----------
Net asset value, end of period                  $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                          0.68%          1.13%          2.33%          5.76%          5.50%
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses                                              0.41%          0.41%          0.40%          0.41%          0.42%
Net investment income                                 0.67%          1.12%          2.32%          5.58%          5.38%
SUPPLEMENTAL DATA:
Net assets, end of period, in millions          $   21,655     $   23,278     $   25,038     $   26,212     $   20,972

+  Includes capital gain distribution of less than $0.001.

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, are incorporated by reference in this PROSPECTUS from the annual report, which is available upon request.

ACTIVE ASSETS TAX-FREE TRUST


   FOR THE YEAR ENDED JUNE 30,                     2004           2003           2002           2001           2000
SELECTED PER SHARE DATA:
Net asset value, beginning of period            $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                                ----------     ----------     ----------     ----------     ----------
Net income from investment operations                0.005          0.008          0.014          0.033          0.031
Less dividends from net investment income           (0.005)        (0.008)        (0.014)        (0.033)        (0.031)
                                                ----------     ----------     ----------     ----------     ----------
Net asset value, end of period                  $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                          0.50%          0.81%          1.38%          3.34%          3.15%
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses (before expense offset)                      0.48%          0.48%          0.48%(1)       0.48%          0.50%
Net investment income                                 0.50%          0.80%          1.38%          3.28%          3.11%
SUPPLEMENTAL DATA:
Net assets, end of period, in millions          $    2,858     $    3,116     $    2,947     $    3,075     $    2,660

(1) Does not reflect the effect of expense offset of 0.01%.

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, are incorporated by reference in this PROSPECTUS from the annual report, which is available upon request.

ACTIVE ASSETS CALIFORNIA TAX-FREE TRUST


   FOR THE YEAR ENDED JUNE 30,                     2004           2003           2002           2001           2000
SELECTED PER SHARE DATA:
Net asset value, beginning of period            $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                                ----------     ----------     ----------     ----------     ----------
Net income from investment operations                0.003          0.006          0.011          0.026          0.026
Less dividends from net investment income           (0.003)        (0.006)        (0.011)        (0.026)        (0.026)
                                                ----------     ----------     ----------     ----------     ----------
Net asset value, end of period                  $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                          0.35%          0.63%          1.15%          2.68%          2.60%
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses (before expense offset)                      0.61%          0.60%          0.60%          0.59%          0.61%
Net investment income                                 0.35%          0.63%          1.14%          2.64%          2.55%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands         $  687,800     $  762,448     $  762,656     $  759,089     $  697,703

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, are incorporated by reference in this PROSPECTUS from the annual report, which is available upon request.

ACTIVE ASSETS GOVERNMENT SECURITIES TRUST


   FOR THE YEAR ENDED JUNE 30,                     2004           2003           2002           2001           2000
SELECTED PER SHARE DATA:
Net asset value, beginning of period            $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                                ----------     ----------     ----------     ----------     ----------
Net income from investment operations                0.005          0.009          0.020          0.053          0.050
Less dividends from net investment income           (0.005)        (0.009)+       (0.020)+       (0.053)        (0.050)
                                                ----------     ----------     ----------     ----------     ----------
Net asset value, end of period                  $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                          0.50%          0.95%          2.01%          5.48%          5.17%
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses                                              0.56%          0.55%          0.53%          0.56%          0.59%
Net investment income                                 0.49%          0.96%          1.96%          5.24%          5.03%
SUPPLEMENTAL DATA:
Net assets, end of period, in millions          $    1,083     $    1,229     $    1,427     $    1,603     $      932

+  Includes capital gain distribution of less than $0.001.

NOTES

Additional information about each Fund's investments is available in the Fund's ANNUAL and SEMI-ANNUAL REPORT TO SHAREHOLDERS.


The Funds' STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Funds. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents, to request other information about the Funds, or to make shareholder inquiries, please call: (800) 869-NEWS

You also may obtain information about each Fund by calling your Morgan Stanley Financial Advisor or by visiting our Internet site at:
www.morganstanley.com/funds


Information about the Funds (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's (the "SEC") Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.


TICKER SYMBOLS:


ACTIVE ASSETS MONEY TRUST                               AAMXX
ACTIVE ASSETS TAX-FREE TRUST                            AATXX
ACTIVE ASSETS CALIFORNIA TAX-FREE TRUST                 AACXX
ACTIVE ASSETS GOVERNMENT SECURITIES TRUST               AAGXX

THE FUNDS' INVESTMENT COMPANY ACT FILE NOS. ARE:
ACTIVE ASSETS MONEY TRUST                            811-3159
ACTIVE ASSETS TAX-FREE TRUST                         811-3162
ACTIVE ASSETS CALIFORNIA TAX-FREE TRUST              811-6350
ACTIVE ASSETS GOVERNMENT SECURITIES TRUST            811-3165



Investments and services are offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley, Active Assets(R) and Active Assets Account(SM) are service marks of Morgan Stanley or its affiliates.

(C) 2004 Morgan Stanley


[MORGAN STANLEY LOGO]


CLF #37829PRO


[GRAPHIC]

MORGAN STANLEY FUNDS

                  ACTIVE ASSETS -- MONEY TRUST
                                   TAX-FREE TRUST
                                   CALIFORNIA TAX-FREE TRUST
                                   GOVERNMENT SECURITIES TRUST

                                                                      37829 8/04

                           FOUR DIFFERENT MONEY MARKET FUNDS OFFERED EXCLUSIVELY
                              TO PARTICIPANTS IN THE ACTIVE ASSETS ACCOUNT(R) OR BUSINESSCAPE(SM) FINANCIAL SERVICE PROGRAMS AND TO
                                OTHER INVESTORS WHO HAVE BROKERAGE ACCOUNTS WITH
                                                          MORGAN STANLEY DW INC.


[MORGAN STANLEY LOGO]


                                                                      PROSPECTUS

                                                                 AUGUST 30, 2004

STATEMENT OF ADDITIONAL INFORMATION

AUGUST 30, 2004


                                                                ACTIVE ASSETS
                                                                MONEY TRUST

                                                                ACTIVE ASSETS
                                                                TAX-FREE TRUST

                                                                ACTIVE ASSETS
                                                                CALIFORNIA
                                                                TAX-FREE TRUST

                                                                ACTIVE ASSETS
                                                                GOVERNMENT
                                                                SECURITIES TRUST


     This STATEMENT OF ADDITIONAL INFORMATION is not a prospectus. The PROSPECTUS dated August 30, 2004 for Active Assets Money Trust, Active Assets Tax-Free Trust, Active Assets California Tax-Free Trust and Active Assets Government Securities Trust (each a "Fund") may be obtained without charge from the Funds at their address or telephone number listed below or from Morgan Stanley DW Inc. at any of its branch offices.


Active Assets Money Trust
Active Assets Tax-Free Trust
Active Assets California Tax-Free Trust
Active Assets Government Securities Trust
1221 Avenue of the Americas
New York, NY 10020
(800) 869-NEWS

TABLE OF CONTENTS


         I.  History of the Funds                                                                          4
        II.  Description of the Funds and Their Investments and Risks                                      4
             A. Classification                                                                             4
             B. Investment Strategies and Risks                                                            4
             C. Investment Objectives/Policies/Investment Restrictions                                    22
       III.  Management of the Funds                                                                      26
             A. Board of Trustees                                                                         26
             B. Management Information                                                                    26
             C. Compensation                                                                              33
        IV.  Control Persons and Principal Holders of Securities                                          36
         V.  Investment Management and Other Services                                                     37
             A. Investment Manager                                                                        37
             B. Principal Underwriter                                                                     38
             C. Services Provided by the Investment Manager                                               38
             D. Rule 12b-1 Plan                                                                           39
             E. Other Service Providers                                                                   41
             F. Codes of Ethics                                                                           42
             G. Proxy Voting Policies and Procedures and Proxy Voting Record                              42
        VI.  Brokerage Allocation and Other Practices                                                     42
             A. Brokerage Transactions                                                                    42
             B. Commissions                                                                               42
             C. Brokerage Selection                                                                       43
             D. Directed Brokerage                                                                        43
             E. Regular Broker-Dealers                                                                    43
             F. Revenue Sharing                                                                           44
       VII.  Capital Stock and Other Securities                                                           44
      VIII.  Purchase, Redemption and Pricing of Shares                                                   45
             A. Purchase/Redemptions of Shares                                                            45
             B. Offering Price                                                                            45
        IX.  Taxation of the Funds and Their Shareholders                                                 47
         X.  Underwriters                                                                                 50
        XI.  Performance Data                                                                             50
       XII.  Financial Statements                                                                         50
      XIII.  Fund Counsel                                                                                 50
Appendix A.  Morgan Stanley Investment Management Proxy Voting Policy and Procedures                     A-1

GLOSSARY OF SELECTED DEFINED TERMS

     The terms defined in this glossary are frequently used in this STATEMENT OF ADDITIONAL INFORMATION (other terms used occasionally are defined in the text of the document).

     "CUSTODIAN" -- The Bank of New York is the Custodian of the Funds' assets.

     "DISTRIBUTOR" -- Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "FINANCIAL ADVISORS" -- Morgan Stanley authorized financial services representatives.

     "FUND" -- Any of the Active Assets Money Trust, the Active Assets Tax-Free Trust, the Active Assets California Tax-Free Trust and the Active Assets Government Securities Trust, each a registered no-load open-end investment company.


     "INDEPENDENT TRUSTEES" -- Trustees who are not "interested persons" (as defined by the Investment Company Act of 1940, as amended ("Investment Company Act")) of the Fund.


     "INVESTMENT MANAGER" -- Morgan Stanley Investment Advisors Inc., a wholly-owned investment advisor subsidiary of Morgan Stanley.

     "MORGAN STANLEY & CO." -- Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "MORGAN STANLEY DW" -- Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "MORGAN STANLEY FUNDS" -- Registered investment companies (i) for which the Investment Manager serves as the investment advisor and (ii) that hold themselves out to investors as related companies for investment and investor services.

     "MORGAN STANLEY SERVICES" -- Morgan Stanley Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.

     "TRANSFER AGENT" -- Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.

     "TRUSTEES" -- The Board of Trustees of the Funds.

I. HISTORY OF THE FUNDS

     Each Fund is organized as a Massachusetts business trust, under a separate Declaration of Trust. With the exception of ACTIVE ASSETS CALIFORNIA TAX-FREE TRUST, each Fund was organized on March 30, 1981. ACTIVE ASSETS CALIFORNIA TAX-FREE TRUST was organized on July 10, 1991.

II. DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

A. CLASSIFICATION

     Each Fund is an open-end, diversified management investment company. Each Fund's investment objective(s) is as follows:

        ACTIVE ASSETS MONEY TRUST --     high current income, preservation of
                                         capital and liquidity.

        ACTIVE ASSETS TAX-FREE TRUST --  to provide as high a level of daily income exempt from federal personal
                                         income tax as is consistent with
                                         stability of principal and liquidity.

        ACTIVE ASSETS CALIFORNIA TAX-    to provide as high a level of daily
        FREE TRUST --                    income exempt from federal and
                                         California personal income tax as is
                                         consistent with stability of principal
                                         and liquidity.

        ACTIVE ASSETS GOVERNMENT         high current income, preservation of
        SECURITIES TRUST --              capital and liquidity.

B. INVESTMENT STRATEGIES AND RISKS

     The following discussion of the Funds' investment strategies and risks should be read with the sections of the Funds' PROSPECTUS titled "Principal Investment Strategies" and "Principal Risks."

     REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Funds in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Funds. These agreements, which may be viewed as a type of secured lending by the Funds, typically involve the acquisition by the Funds of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The Funds will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Funds to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.


     While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Funds follow procedures approved by the Trustees that are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well capitalized and well established financial institutions, whose financial condition will be continuously monitored by the Investment Manager. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the resale price which consists of the acquisition price paid to the seller of the securities plus the accrued resale premium which is defined as the amount specified in the repurchase agreement or the daily amortization of the difference between the acquisition price and the resale price specified in the repurchase agreement. Such collateral will consist entirely of securities that are direct obligations of, or that are fully guaranteed as to principal and interest by, the United States or any agency thereof, and/or certificates of deposit, or other securities that, at the time the repurchase agreement is entered into, are rated in the highest rating category by the Requisite NRSROs (as defined under Rule 2a-7 of the Investment Company Act). Additionally, upon an Event of Insolvency (as defined under Rule 2a-7) with respect to the seller, the collateral must qualify the repurchase agreement for preferential treatment under a provision of applicable insolvency law providing an exclusion from any automatic stay of creditors' rights against the seller. In the event of a default or bankruptcy by a selling financial institution, the Funds will seek to liquidate such collateral. However, the exercise of the Funds' right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Funds could suffer a loss. It is the current policy of each Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 10% of its total assets. A Fund's investments in repurchase agreements may at times be substantial when, in the view of the Fund's Investment Manager, liquidity or other considerations warrant.


     VARIABLE RATE AND FLOATING RATE OBLIGATIONS. Each of the Funds may invest in variable rate and floating rate obligations. ACTIVE ASSETS TAX-FREE TRUST and ACTIVE ASSETS CALIFORNIA TAX-FREE TRUST may only invest in variable rate and floating rate municipal obligations. The interest rate payable on a variable rate obligation is adjusted either at predesignated periodic intervals and, on a floating rate obligation, whenever there is a change in the market rate of interest on which the interest rate payable is based. Other features may include the right whereby the Fund may demand prepayment of the principal amount of the obligation prior to its stated maturity (a "demand feature") and the right of the issuer to prepay the principal amount prior to maturity. The principal benefit of a variable rate obligation is that the interest rate adjustment minimizes changes in the market value of the obligation. As a result, the purchase of variable rate and floating rate obligations should enhance the ability of the applicable Funds to maintain a stable net asset value per share and to sell obligations prior to maturity at a price that is approximately the full principal amount of the obligations. The principal benefit to a Fund of purchasing obligations with a demand feature is that liquidity, and the ability of the Fund to obtain repayment of the full principal amount of an obligation prior to maturity, is enhanced. The payment of principal and interest by issuers of certain obligations purchased by a Fund may be guaranteed by letters of credit or other credit facilities offered by banks or other financial institutions. Such guarantees will be considered in determining whether an obligation meets a Fund's investment quality requirements.


     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. From time to time each of the Funds other than Active Assets Money Trust may purchase eligible portfolio securities on a when-issued or delayed delivery basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While a Fund will only purchase securities on a when-issued or delayed delivery basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.


     At the time a Fund makes the commitment to purchase or sell securities on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of a Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of its net asset value. A Fund will also establish a segregated account on its books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued or delayed delivery basis.

INVESTMENT STRATEGIES AND RISKS APPLICABLE TO ACTIVE ASSETS -- TAX-FREE TRUST AND CALIFORNIA TAX-FREE TRUST ONLY

     LEASE OBLIGATIONS. Included within the revenue bonds category in which ACTIVE ASSETS TAX-FREE TRUST and ACTIVE ASSETS CALIFORNIA TAX-FREE TRUST may invest are participations in lease obligations or installment purchase contracts (collectively called "lease obligations") of municipalities. State and local governments issue lease obligations to acquire equipment and facilities.

     Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional and statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If such legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.


     PUT OPTIONS. Each of ACTIVE ASSETS TAX-FREE TRUST and ACTIVE ASSETS CALIFORNIA TAX-FREE TRUST may purchase securities together with the right to resell them to the seller at an agreed upon price or yield within a specified period prior to the maturity date of such securities. Such a right to resell is commonly known as a "put," and the aggregate price which a Fund pays for securities with puts may be higher than the price which otherwise would be paid for the securities. The primary purpose of this practice is to permit these Funds to be fully invested in securities, the interest on which is exempt from federal income tax and, with respect to Active Assets California Tax-Free Trust, California personal income tax, while preserving the necessary flexibility and liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions and to purchase at a later date securities other than those subject to the put. The Funds' policy is, generally, to exercise the puts on their expiration date, when the exercise price is higher than the current market price for the related securities. Puts may be exercised prior to the expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of Fund shares and from recent sales of portfolio securities are insufficient to meet such obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to their expiration date in the event the Investment Manager revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts prior to their expiration date and in selecting which puts to exercise in such circumstances, the Investment Manager considers, among other things, the amount of cash available to the Funds, the expiration dates of the available puts, any future commitments for securities purchases, the yield, quality and maturity dates of the underlying securities, alternative investment opportunities and the desirability of retaining the underlying securities in the Funds' portfolios.


     A Fund values securities which are subject to puts at its amortized cost and values the put, apart from the security, at zero. Thus, the cost of the put will be carried on a Fund's books as an unrealized loss from the date of acquisition and will be reflected in realized gain or loss when the put is exercised or expires. Since the value of the put is dependent on the ability of the put writer to meet its obligation to repurchase, a Fund enters into put transactions only with municipal securities dealers who are approved by the Trustees. Each dealer will be approved on its own merits and it is the Funds' general policy to enter into put transactions only with those dealers which are determined to present minimal credit risks. In connection with such determination, the Trustees will review, among other things, the ratings, if available, of equity and debt securities of such municipal securities dealers, their reputations in the municipal securities markets, the net worth of such dealers and their efficiency in consummating transactions. Bank dealers normally will be members of the Federal Reserve System, and other dealers will be members of the National Association of Securities Dealers, Inc. or members of a national securities exchange. The Trustees have directed the Investment Manager not to enter into put transactions with, and to exercise outstanding puts of, any municipal securities dealer which, in the judgment of the Investment Manager, ceases at any time to present a minimal credit risk. In the event that a dealer should default on its obligation to repurchase an underlying security, a Fund is unable to predict whether all or any portion of any loss sustained could be subsequently recovered from such dealer.


     In Revenue Ruling 82-144, the Internal Revenue Service stated that, under certain circumstances, a purchaser of tax-exempt obligations which are subject to puts will be considered the owner of the obligations for federal income tax purposes.


     INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS. Each of ACTIVE ASSETS TAX-FREE TRUST and ACTIVE ASSETS CALIFORNIA TAX-FREE TRUST may invest more than 25% of its total assets in industrial development and pollution control bonds (two kinds of tax-exempt municipal bonds) whether or not the users of facilities financed by such bonds are in the same industry. In cases where such users are in the same industry, there may be additional risk to the Funds in the event of an economic downturn in such industry, which may result generally in a lowered need for such facilities and a lowered ability of such users to pay for the use of such facilities.

     TAXABLE SECURITIES. Each of ACTIVE ASSETS TAX-FREE TRUST and ACTIVE ASSETS CALIFORNIA TAX-FREE TRUST may invest up to 20% of its total assets in taxable money market instruments including, with respect to California Tax-Free Trust, non-California tax-exempt securities. Investments in taxable money market instruments would generally be made under any one of the following circumstances: (a) pending investment proceeds of sale of Fund shares or of portfolio securities; (b) pending settlement of purchases of portfolio securities; and (c) to maintain liquidity for the purpose of meeting anticipated redemptions. Only those non-California tax-exempt securities which satisfy the standards established for California tax-exempt securities may be purchased by CALIFORNIA TAX-FREE TRUST.


     The types of taxable money market instruments in which TAX-FREE TRUST and CALIFORNIA TAX-FREE TRUST may invest are limited to the following short-term fixed-income securities (maturing in thirteen months or less from the time of purchase): (i) obligations of the U.S. Government, its agencies, instrumentalities or authorities; (ii) commercial paper rated P-1 by Moody's Investors Services, Inc. ("Moody's") or A-1 by Standard & Poor's Corporation ("S&P"); (iii) certificates of deposit and bankers' acceptances of domestic banks with assets of $1 billion or more; and (iv) repurchase agreements with respect to portfolio securities.

     CUSTODIAL RECEIPTS. Each of ACTIVE ASSETS TAX-FREE TRUST and ACTIVE ASSETS CALIFORNIA TAX-FREE TRUST may invest in custodial receipts representing interests in U.S. government securities, municipal obligations or other debt instruments held by a custodian or trustee. Custodial receipts evidence ownership of future interest payments, principal payments or both on notes or bonds issued or guaranteed as to principal or interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities, or by a state or local governmental body or authority, or by other types of issuers. For certain securities law purposes, custodial receipts are not considered obligations of the underlying issuers. In addition, if for tax purposes the Funds are not considered to be the owner of the underlying securities held in the custodial account, the Funds may suffer adverse tax consequences. As a holder of custodial receipts, the Funds will bear their respective proportionate share of the fees and expenses charged to the custodial account.

     TENDER OPTION BONDS. Each of ACTIVE ASSETS TAX-FREE TRUST and ACTIVE ASSETS CALIFORNIA TAX-FREE TRUST may invest in tender option bonds. A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed-rate coupon and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution will normally not be obligated to accept tendered bonds in the event of certain defaults or significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and the Funds' average portfolio maturity. There is a risk that the Funds may not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, a payment default or a disqualification from tax-exempt status.


INVESTMENT STRATEGIES AND RISKS APPLICABLE TO ACTIVE ASSETS -- MONEY TRUST AND/OR GOVERNMENT SECURITIES TRUST ONLY

     LENDING PORTFOLIO SECURITIES. Each of ACTIVE ASSETS MONEY TRUST and ACTIVE ASSETS GOVERNMENT SECURITIES TRUST may lend its portfolio securities to brokers, dealers and other financial institutions, provided that the loans are callable at any time by the Fund, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of these loans is that a Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. A Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale and will not lend more than 10% of the value of its total assets.

     As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund.

     When voting or consent rights which accompany loaned securities pass to the borrower, a Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of the rights if the matters involved would have a material effect on the Fund's investment in the loaned securities. The Funds will pay reasonable finder's, administrative and custodial fees in connection with a loan of their securities.

     REVERSE REPURCHASE AGREEMENTS. ACTIVE ASSETS GOVERNMENT SECURITIES TRUST may also use reverse repurchase agreements as part of its investment strategy. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase agreement is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Fund intends to use the reverse repurchase technique only when it will be to its advantage to do so. The Fund will establish a segregated account with its custodian bank in which it will maintain cash or cash equivalents or other portfolio securities equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements are considered borrowings by the Fund.


     THE STATE OF CALIFORNIA -- SPECIAL INVESTMENT CONSIDERATIONS APPLICABLE TO ACTIVE ASSETS CALIFORNIA TAX-FREE TRUST ONLY. As described in the PROSPECTUS, except during temporary periods, the Fund will invest substantially all of its assets in California municipal securities. The portfolio of the Fund may include securities issued by the State of California (the "State"), by its various public bodies (the "Agencies") and/or by other municipal entities located within the State (securities of all such entities are referred to herein as "California municipal securities").

     In addition, the specific California municipal securities in which the Fund will invest will change from time to time. The Fund is therefore susceptible to political, economic, regulatory or other factors affecting issuers of California municipal securities. The following information constitutes only a brief summary of a number of the complex factors which may impact issuers of California municipal securities and does not purport to be a complete or exhaustive description of all adverse conditions to which issuers of California municipal securities may be subject. Such information is derived from official statements utilized in connection with the issuance of California municipal securities, as well as from other publicly available documents. Such an official statement, together with any updates or supplements thereto, generally may be obtained upon request to the Treasurer's office of the State. Such information has not been independently verified by the Fund and the Fund assumes no responsibility for the completeness or accuracy of such information. The summary below does not include all of the information pertaining to the budget, receipts and disbursements of the State that would ordinarily be included in various public documents issued thereby, such as an official statement prepared in connection with the issuance of general obligation bonds of the State. Additionally, many factors, including national, economic, social and environmental policies and conditions, which are not within the control of such issuers, could have an adverse impact on the financial

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condition of such issuers. The Fund cannot predict whether or to what extent such factors or other factors may affect the issuers of California municipal securities, the market value or marketability of such securities or the ability of the respective issuers of such securities acquired by the Fund to pay interest on or principal of such securities. The creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State, and there is no assurance on the part of the State to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within California, and it is possible the Fund will invest in obligations of particular issuers as to which such specific factors are applicable. However, the information set forth below is intended only as a general summary and not as a discussion of any specific factors that may affect any particular issuer of California municipal securities.

     GENERAL ECONOMIC CONDITIONS. California's economy, the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. The state's July 1, 2003 population of over 35 million, representing over 12% of the U.S. population, has grown by nearly 9% since 1997. California's population is concentrated in metropolitan areas. As of the April 1, 2000 census, 97% of California's population resided in the 25 Metropolitan Statistical Areas in the State. As of July 1, 2002, the 5-county Los Angeles area accounted for 48% of the state's population, with over 16.0 million residents, and the 10-county San Francisco Bay Area represented 20%, with a population of over 7.0 million.

     After experiencing strong employment gains in the second half of the 1990's, California's economy slipped into a recession in early 2001, losing approximately 290,000 jobs between March 2001 and January 2002. The recession was concentrated in the State's high-tech sector and, geographically, in the San Francisco Bay area. Employment grew by approximately 79,000 jobs between January 2002 and May 2002 as the State began to recover. The recovery then stalled and since then the economy has been sluggish, with unemployment ranging between 6.6% and 6.9% and employment falling by about 14,000 between May 2002 and June 2003.

     STATE FINANCES. In recent years the State has experienced a decline in State revenues attributable in large part to declines in personal income tax receipts including particularly stock market related income tax revenues, such as capital gains realizations and stock option income. The State estimates that stock market related personal income tax revenue declined from $17.6 billion in fiscal year 2000-01 to $8.6 billion in fiscal year 2001-02, and to $5.2 billion in 2002-03, a total 70% decline. The State's economy continued to grow slowly through 2003. Moderate growth is projected in 2004, generally tracking the national economy.

     In the budget for fiscal year 2002-03 (July 1, 2002 to June 30, 2003), Governor Davis and the Legislature addressed the continuing decline in tax revenues, primarily with a combination of expenditure reductions and one-time actions, such as bond and asset sales, expenditure deferrals and interfund transfers and loans.

     As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. In fiscal year 2002-03, the State retired $7.5 billion of revenue anticipation warrants issued near the end of the preceding fiscal year and issued $12.5 billion of revenue anticipation notes maturing in June 2003. Due to the budget shortfalls described above, the State Controller issued $10.965 billion of revenue anticipation warrants on June 18, 2003. This borrowing provided cash resources necessary to pay the State's obligations in June 2003 (including the maturing $12.5 billion of revenue anticipation notes) and in the first few months of fiscal year 2003-04. To provide further assurance for the repayment of the revenue anticipation warrants, which matured on June 16, 2004, the State entered into agreements with seven financial institutions which committed (subject to the conditions set forth in the agreements, including the State's inability to refund the revenue anticipation warrants) to purchase the revenue anticipation warrants upon their maturity. If the State is required to draw under the agreements, numerous adverse consequences affecting the State's financial condition might occur, as further described herein. The State issued $3.0 billion of revenue anticipation notes on October 28, 2003. To provide further assurance for the payment of the revenue anticipation notes, the State entered into an agreement with certain financial institutions to provide letters of credit to pay principal and interest with respect to certain of such notes when due. If the State is required to draw under such letters of credit, or is otherwise unable to pay principal and interest on the notes at maturity, numerous adverse consequences affecting the State's financial condition might occur.

     In fiscal year 2002-03, the State paid $8.161 billion in unemployment benefits from the Unemployment Insurance ("UI") Fund. In fiscal year 2003-04 the State expects to pay $8.203 billion in benefits from the UI Fund. The UI Fund (which is not part of the General Fund) is projected to have a $1.2 billion deficit by the end of calendar year 2004 notwithstanding the automatic unemployment insurance tax rate increase that took effect January 1, 2004. The State may address this issue with one or more of the following options: (1) obtain a loan from the federal government, (2) rollback unemployment benefits and/or (3) increase unemployment insurance taxes which are the sole source of funds for the UI Fund. There is no reason to believe that one or all of these options will not be available to the State. The loan from the federal government would provide cash flow relief so that unemployment benefits can continue to be paid. The federal loan would eventually be repaid from increased UI tax revenue or the available resources resulting from decreased benefits. Interest payments on the loan would be paid by the EDD Contingent Fund and not the General Fund. The new Administration and the Legislature will have to determine how to resolve the cash flow imbalance in the UI Fund for the long-term. This issue is expected to be addressed in the upcoming session of the Legislature.

     CURRENT STATE BUDGET. The 2003-04 Governor's Budget (the "2003-04 Governor's Budget") projected a significant downward revision in State revenues. The 2003-04 Governor's Budget projected revenues from the three largest tax sources to be about $61.7 billion in 2002-03, more than $6 billion lower than projected in the 2002 Budget Act. The 2003-04 Governor's Budget projected total revenues and transfers of $73.1 billion and $69.2 billion in 2002-03 and 2003-04 respectively. The 2003-04 Governor's Budget projected a $34.6 billion cumulative budget shortfall through June 30, 2004.

     The 2003-04 Governor's Budget proposed to close the $34.6 billion budget shortfall with expenditure reductions including the reduction of the vehicle license fee backfill to cities and counties; the "realignment" or shift of responsibility for certain health and welfare programs to cities and counties to be supported by increased sales tax, personal income tax and cigarette tax increases; fund shifts from the General Fund, revenues from the renegotiation of compacts with Indian tribes, and loans and borrowings (including a pension obligation bond issue to pay all or a portion of the 2003-04 retirement obligation for certain state retirement systems).

     On May 14, 2003, Governor Davis released the May Revision to the 2003-04 Governor's Budget (the "May Revision"). The May Revision reduced the revenue estimate for 2002-03 to $70.8 billion from the 2003-04 Governor's Budget estimate of $73.1 billion, primarily from the loss of $2 billion of revenues due to the delay of the second sale of tobacco securitization bonds. As a result principally of the loss of the tobacco securitization proceeds, together with the lost opportunities for savings because of legislative action in lower amounts than requested by Governor Davis, and higher than expected caseloads/populations for certain health and social services and correctional programs and required school payments, the May Revision estimated the budget gap for 2002-03 and 2003-04 increased from $34.6 billion to $38.2 billion.

     Governor Davis made a number of fundamental changes in the May Revision from his earlier budget proposals. In summary, in the May Revision, Governor Davis proposed to address the budget shortfalls in three phases: (1) eliminate an estimated $10.675 billion budget deficit accumulated through June 30, 2003, by issuing fiscal recovery bonds to be repaid from a temporary one-half cent increase in the State sales tax, (2) balance the fiscal year 2003-04 budget with a combination of measures (some of which were approved by the Legislature in March and April) including expenditure cuts, fund shifts, transfers, loans, and the transfer ("realignment") of certain health and social services programs from the State to counties, and (3) pursue legislative action during the balance of the 2003 legislative session to enact structural reforms that would eliminate an estimated $7.9 billion remaining funding gap for the 2004-05 fiscal year.

     After months of negotiation between Governor Davis and the Legislature, the 2003 Budget Act was adopted by the Legislature on July 29, 2003, along with a number of implementing measures, and signed by Governor Davis on August 2, 2003. The 2003 Budget Act largely reflected the proposals contained in the May Revision to the 2003-04 Budget, including the issuance of "fiscal recovery bonds" to address the estimated $10.675 billion budget deficit accumulated through June 30, 2003. The 2003 Budget Act rejected the proposed "realignment" of certain health, and social services programs (to be funded from $1.7 billion of personal and tobacco tax increases), and, instead, increased reliance upon fund shifts and transfers and additional (non-tax) revenues sources, as described below.

     Under the 2003 Budget Act, General Fund revenues are projected to increase 3.3%, from $70.9 billion in 2002-03 to $73.3 billion in 2003-04. The revenue projections incorporate a 4% increase in State tax revenues, reflecting a correspondingly moderate growth in the State's economy and the State Department of Finance believes such forecast is reasonable.

     General Fund expenditures are estimated to drop 9% from $78.1 billion in 2002-03 to $71.1 billion in 2003-04. Most of this decline can be explained by four factors:

     - the suspension of vehicle license fee backfill payments to local governments, which is estimated to result in $4.2 billion in savings in 2003-04;

     - approximately $1.8 billion of federal funds under the federal Jobs and Growth Tax Relief Reconciliation Act of 2003 to cover State costs in 2003-04. (In comparison, approximately $321 million of such federal funds was received in 2002-03.) Approximately $694 million will be used to offset Medical costs in 2003-04, and the remainder will be used to cover other critical State program spending. These new federal funds are not expected to be available in 2004-05 and beyond;

     - the receipt of $1.9 billion of pension obligation bond proceeds to cover all of the State's quarterly contributions to CalPERS for 2003-04, which would reduce General Fund expenditures by $900 million and increase revenues by $1 billion. Delays caused by litigation contesting the issuance of such bonds have reduced the anticipated size of the bond proceeds to be derived from such issuance; and

     - a one-time shift or Medi-Cal accounting from accrual to cash basis ($930 million).

     In the Legislative Analyst's Offices' ("LAO") Budget Analysis, dated August 1, 2003, the LAO concluded that, absent the above described factors, underlying spending for 2002-03 and 2003-04 would be roughly equal. Moreover, the LAO concluded that "the 2003-04 spending level is considerably less than what would be required to maintain 'baseline spending' for the [2003-04 fiscal] year." The LAO defines 'baseline spending' to include spending requirements imposed by existing law, policies and State mandates at the beginning of the fiscal year.

     The June 30, 2004 reserve is projected in the Budget to be just over $2 billion. This reflects the elimination of the $10.675 billion accumulated deficit through June 30, 2003, through the issuance of the fiscal recovery bonds. However, the proposed issuance of the fiscal recovery bonds is the subject of current litigation. The Legislative Analyst's Office has predicted that additional legislative action will be required in fiscal year 2004-05 to eliminate an estimated $7.9 billion remaining funding gap by the end of 2004-05.

ADDRESSING THE $38.2 BILLION SHORTFALL

     In May 2003, Governor Davis projected that, without further corrective action, the State would face an estimated $38.2 billion shortfall for fiscal years 2002-03 and 2003-04 combined. This estimate was based on the expenditure levels as required by the Constitution and State law, mandated by the federal government, or ordered by the courts, and accounted for scheduled cost of living adjustments, as well as increases due, among other things, to enrollment, caseload and population growth. Approximately $10.4 billion of this shortfall was addressed through legislative action taken in March and April 2003 ($5.1 billion for fiscal year 2002-03 and $5.3 billion for fiscal year 2003-04). The remainder of the shortfall is addressed through the issuance of fiscal recovery bonds which are expected to generate proceeds in the amount of approximately $10.7 billion in 2003-04 and other solutions contained in the 2003 Budget Act. The State is projected to expend $71.1 billion in 2003-04.

   EXPENDITURE CUTS/SAVINGS

     General Fund expenditures for 2004-05 were projected at $76.1 billion, a decrease of $2.0 billion compared with revised estimates for 2003-04. This reflects a total of $13.3 billion of General Fund expenditure solutions, spending reductions from the level of expenditures that would have been required to comply with the Constitution and State law, federal government mandates, court orders, and to provide for cost of living adjustments and growth in enrollment, caseload, and population. These expenditure solutions, include, among others, the following major items and changes from fiscal year 2003-04:

     - $3.012 billion of General Fund payment offsets from economic recovery bond proceeds deposited in the Deficit Recovery Fund;

     - $2.004 billion for the proposal to rebate the Proposition 98 guarantee;

     - $1.336 billion for funding Proposition 98 expenditures with local property taxes that previously were funded with General Fund;

     - $1.256 billion for debt service savings reflecting the anticipated lower cost of economic recovery bonds compared with debt service on fiscal recovery bonds;

     - $1.127 billion for the proposed suspension of the Transportation Investment Fund transfer;

     - $352 million from the proposed issuance of pension obligation bonds in fiscal year 2004-05 to cover a portion of the pension contributions;

     - $350 million for additional federal funds anticipated to be received in 2004-05;

     - $462 million for proposed Medi-Cal provider rate reductions. Any potential lost saving due to a preliminary injunction preventing the State from implementing Medi-Cal provider rate reductions will be reflected in the May Revision;

     - $1.524 billion for various spending reductions in social services programs;

     - $400 million for spending reductions that would result from changes in the correctional system. This proposal is still in the process of being developed and will be submitted to the Legislature in May;

     - $150 million for additional savings pursuant to Control Section 4.10 (which gives the Department of Finance authority to reduce appropriations in certain circumstances) of the 2003 Budget Act;

     - $729 million for various spending reductions in higher education.

   OTHER REVENUES

     Other revenues total $4.5 billion ($0.3 billion in 2002-03 and $4.2 billion in 2003-04), including approximately $2 billion of proceeds from the tobacco settlement bonds; $680 million additional revenues resulting from renegotiation of compact agreements between Indian tribes and the State (still in progress).

   LOANS/BORROWINGS

     Loans/Borrowings total $2.3 billion in 2003-04. This includes $1.9 billion in proceeds from the proposed issuance of pension obligation bonds and $400 million in loans from other various funds and accounts.

   BUDGET CONTROLS AND FLEXIBILITY

     Chapter 228, Statutes of 2003 (AB 1756), authorizes the Director of Finance to reduce appropriations and to reallocate funds among appropriations available to each department in order to ensure the integrity of the 2003 Budget Act. Additionally, the 2003 Budget Act limits the Department of Finance's authority to approve requests for additional funding in the current year ("deficiency requests"). Deficiency requests to fund prior year expenditures, costs associated with legislation enacted without an appropriation; and start-up costs for programs not yet authorized may not be approved.

   CONTINUING "STRUCTURAL DEFICIT"

     In its November 2003 "Fiscal Recovery" Report, the LAO concluded: "the State faces a major mismatch between revenues and expenditures, and this will ultimately need to be addressed through spending reductions and/or revenue enhancements if the State is to regain fiscal balance."

     In its February 18, 2004 analysis of the 2004-05 Governor's Budget the LAO states: "[T]he Governor's proposal [i.e., the 2004-05 Governor's Budget] is a solid starting point for budgetary negotiations." However, the LAO cautions that some of the solutions (including savings realized from the issuance of pension obligation bonds, Medi-Cal rate reduction and the renegotiation of tribal gaming compacts) in the Governor's proposal may not be realized and could increase the budget shortfall for 2004-05 to about $4 billion. The LAO adds that a "$7 billion ongoing gap between revenues and expenditures would occur in 2005-06 and continue in subsequent years, absent further corrective action."

     The LAO concludes that additional savings proposals or revenue increases will be necessary to resolve the state's "budget shortfall." The Administration expects that any shortfall in 2005-06 would be lower than projected by the LAO due to savings that are expected to be achieved in 2005-06 and thereafter from proposals to reform Medi-Cal, In-Home Supportive Services, CalWORKs, corrections and pension contributions.

     ELECTION OF NEW GOVERNOR. On October 7, 2003, Governor Gray Davis was recalled by the voters of California. At the same time, Arnold Schwarzenegger was voted in as the new Governor of the State of California. The aforementioned recall highlights the state's highly politicized environment which could have a negative impact on the state's budget process resulting in structurally imbalanced budgets.

     PROPOSITION 98. On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Proposition 98 (as modified by Proposition 111, enacted on June 5, 1990) guarantees K-14 schools the greater of (a) in general, a fixed percent of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment ("Test 2"), or (c) a third test, which replaces Test 1 and Test 2 in any year the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 becomes a "credit" (called the "maintenance factor") to schools and the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Proposition 98 implementing legislation adopted prior to the end of the 1988-89 fiscal year determined the K-14 schools' funding guarantee under Test 1 to be 40.3% of the General Fund tax revenues, based on 1986-87 appropriations. However, that percent has been adjusted to approximately 35% to account for a subsequent redirection of local property taxes, since such redirection directly affects the share of General Fund revenues to schools.

     The Proposition 98 guarantee is funded from two sources: local property taxes and the General Fund. Any amount not funded by local property taxes is funded by the General Fund. Thus, local property tax collections represent an offset to General Fund costs. This is true regardless of whether the year in question is a Test 1, Test 2, or Test 3 year.

     Proposition 98 permits the Legislature, by two-thirds vote of both houses with the Governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period. The difference between the funding level provided pursuant to such suspension and the minimum guarantee otherwise applicable for such fiscal year must be repaid in future fiscal years. Proposition 98 also contains provisions for the transfer of certain State tax revenues in excess of the Article XIII B limit to K-14 schools.

     The State's emphasis on improving education resources has resulted in estimated K-12 spending of $6,624 and $6,887 per-pupil in fiscal years 2002-03 and 2003-04, respectively. These amounts are 52% and 58% above the 1994-95 level of $4,351 per pupil.

     Total revenues (General Fund subject to the State Appropriations Limit ("SAL") and local property taxes) have increased significantly since 1994-95. The projected level of General Fund SAL revenue for 2002-03 was $65.036 billion. The revised 2002-03 Proposition 98 appropriations of $29.3 billion reflect a deferral of $1.820 billion to be reappropriated in 2003-04.

     The General Fund SAL revenue projection for 2003-04 exceeds the revised 2002-03 estimates by approximately $2.353 billion. The General Fund share of the guarantee Proposition 98 will increase approximately $415.3 million, from $29.4 billion in 2002-03 to $29.8 billion in 2003-04. The 2003 Budget

Act proposes Proposition 98 funding at $215.2 million above the minimum, with enrollment growth for general apportionments and special education fully funded and total K-14 education funding of approximately $45.7 billion ($6,887 per K-12 pupil), an increase of 4.0% per pupil compared to the revised 2002-03 level. Total 2003-04 Proposition 98 appropriations of $30.0 billion reflect the permanent deferral of $1.087 billion.

     LOCAL GOVERNMENTS. The primary units of local government in California are the counties, which range in population from 1,200 in Alpine County to approximately 10 million in Los Angeles County. Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails, and public safety in unincorporated areas. There are also 478 incorporated cities and thousands of special districts formed for education, utilities, and other services. The fiscal condition of local governments has been constrained since Proposition 13, which added Article XIIIA to the State Constitution, ("Proposition 13") was approved by California voters in 1978. Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Proposition 218, another initiative constitutional amendment enacted in 1996, further limited the ability of local governments to raise taxes, fees and other exactions. Counties, in particular, have had fewer options to raise revenues than many other local government entities, while they have been required to maintain many services.

     In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including assuming principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the Legislature eliminated most of the remaining components of post-Proposition 13 aid to local government entities other than K-12 schools and community colleges by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources, such as sales taxes, and reduced certain mandates for local services funded by cities and counties. The 2002 Budget Act expanded such transfers to include community redevelopment agencies, which were not included in the original transfers. These agencies paid $75 million to schools in 2002-03. The 2003 Budget Act increases this payment to $135 million in 2003-04 only. The 2003 Budget Act and related legislation continue to provide significant assistance to local governments, including $238.2 million for various local public safety programs. This amount includes $100 million for the Citizens' Option for Public Safety ("COPS") program to support local front-line law enforcement, $100 million for county juvenile justice and crime prevention programs, and $38.2 million for reimbursement of jail booking fees. The 2003-04 May revision also provides $40.15 million for open space subvention reimbursements to cities and counties.

     A program to offset a portion of the vehicle license fees ("VLF") paid by vehicle owners was established in 1998. This offset provided tax relief of $3.985 billion in 2002-03 and is expected to provide tax relief of $3.15 billion in fiscal year 2003-04 and $4.06 billion in fiscal year 2004-05. Since 1999, the General Fund has backfilled the offset so that the tax relief did not result in a revenue loss to local governments. The legislation that established the VLF offset program also provided that if there were insufficient General Fund moneys to fully backfill the VLF offset, the percentage offset would be reduced proportionately (i.e., the license fee payable by drivers would be increased) to assure that local governments are not disadvantaged. On June 20, 2003, it was determined that insufficient General Fund moneys were available to continue to fund any portion of the VLF offsets to local governments as of that date. Accordingly, the VLF paid by taxpayers returned on October 1, 2003 to the pre-1999. The offset suspension was rescinded by Governor Schwarzenegger on November 17, 2003, and offset payments to local governments have resumed. Local governments received "backfill" payments totaling $3.80 billion in fiscal year 2002-03. "Backfill" payments totaling $2.65 billion and $4.06 billion are anticipated to be paid to local governments in fiscal years 2003-04 and 2004-05, respectively. Chapter 231, Statutes of 2003, provides for the repayment in August 2006, of approximately $1.3 billion that was not received by locals during the time period between the suspension of the offsets and the implementation of higher fees.

     Prior to legislation enacted in 1997, local governments provided the majority of funding for the State's trial court system. The legislation consolidated the trial court funding at the State level in order to streamline the operation of the courts, provide a dedicated revenue source; and relieve fiscal pressure on the counties. This resulted in decreasing the county contribution for court operations by $415 million and allowed cities to retain $68 million in fine and penalty revenue previously remitted to the State. The State's trial court system will receive approximately $1.8 billion and $1.7 billion in State resources and in 2003-04 and 2004-05, respectively $475 million in resources from the counties in each fiscal year.

     The entire statewide welfare system was changed in response to the change in federal welfare law enacted in 1996 (see "Welfare Reform"), Under the CalWORKs program, counties are given flexibility to develop their own plans, consistent with State Law, to implement the program and to administer many of its elements, with costs for administrative and supportive services capped at the 1996-97 levels. As noted above, counties are also given financial incentives if, at the individual county level or statewide, the CalWORKs program produces savings associated with specified standards. Counties are still required to provide "general assistance" aid to certain persons who cannot obtain welfare from other programs.

     WELFARE REFORM. The Personal Responsibility and Work Opportunity Reconciliation Act of 1996 (P.L. 104-193, the "Law") fundamentally reformed the nation's welfare system. The Law includes provisions to: (i) convert Aid to Families with Dependent Children ("AFDC"), an entitlement program, to Temporary Assistance for Needy Families ("TANF"), a block grant program with lifetime time limits on TANF recipients, work requirements and other changes; (ii) deny certain federal welfare and public benefits to legal noncitizens (subsequent federal law has amended this provision), allow states to elect to deny additional benefits (including TANF) to legal noncitizens, and generally deny almost all benefits to illegal immigrants; and (iii) make changes in the Food Stamp program, including to reduce maximum benefits and impose work requirements. The block grant formula under the Law is operative through March 31, 2004.

     Chapter 270, Statutes of 1997, embodies California's response to the federal welfare reforms. Effective January 1, 1998, California Work Opportunity and Responsibility to Kids ("CalWORKs") replaced the former AFDC and Greater Avenues to Independence programs. Consistent with the federal law, CalWORKs contains time limits on the receipt of welfare aid, both lifetime as well as current period. The centerpiece of CalWORKs is the linkage of eligibility to work participation requirements.

     Caseload under CalWORKs is continuing to flatten after many consecutive years of decline. The revised CalWORKs caseload projections are 479,000 cases in 2003-04 and 481,000 cases in 2004-05. This represents a major decline in caseload from the rapid growth of the early 1990s, when caseload peaked at 921,000 cases in 1994-95. Since CalWORKs' inception in January 1998, caseload has declined by nearly 35 percent, and the number of working recipients has increased from less than 20 percent in 1996 to nearly 50 percent in 2002.

     California will continue to meet, but not exceed, the federally-required $2.7 billion combined State and county maintenance of effort ("MOE") requirement in 2003-04 and 2004-05. In an effort to keep program expenditures within the TANF Block Grant and TANF MOE amounts, the 2004-05 Governor's Budget proposes to eliminate TANF funding for county juvenile probation services, adjust State funding for tribal TANF programs to meet the actual caseloads being served, eliminate the 2004-05 CalWORKs cost-of-living adjustment, and reduce the basic CalWORKs grant.

     The 2004-05 Governor's Budget includes an augmentation of $191.9 million in 2003-04 and 2004-05 for employment services to enable recipients to move off of aid and into sustainable employment. The 2004-05 Governor's Budget includes total CalWORKs-related expenditures of $6.9 billion for 2003-04 and $6.4 billion for 2004-05, including child care transfer amounts for the Department of Education and the State's general TANF reserve. The Budget also includes a TANF reserve of $210.1 million, which is available for unanticipated needs in any program for which TANF Block Grant funds are appropriated, including CalWORKs benefits, employment services, county administration, and child care costs. This reserve may be needed for such pressures as litigation or the cost of increased participation rate requirements that have been proposed at the federal level with the reauthorization of the TANF program.

     Authorization for the TANF program currently ends March 31, 2004 (having been extended several times from its original September 30, 2002 expiration date). For the TANF program to continue, the U.S. Congress must pass, and the President must sign, legislation reauthorizing the program prior to that date. Although reauthorization could simply involve extending the funding period, it is more likely that Congress and the President will consider several key policy changes. It is unknown at this time how California's TANF funding will be affected by reauthorization.

     PENDING LITIGATION. The State is a party to numerous legal proceedings. Some of the most significant are described below.

   BOND-RELATED MATTERS

     The Legislature established the Pension Obligation Bond Committee for the purpose, among others, of issuing bonds to fund all or a portion of the State's fiscal year 2003-04 employer obligation to the Public Employee's Retirement System. The Committee sought validation of the bonds and certain contracts pursuant to a validation process established by Code of Civil Procedure sections 860 et seq. In PENSION OBLIGATION BOND COMMITTEE V. ALL PERSONS INTERESTED IN THE MATTER OF THE VALIDITY OF THE STATE OF CALIFORNIA'S PENSION OBLIGATION, ETC., filed in the Sacramento County Superior Court. The trial court issued a judgment denying the Committee's request for validation of the bonds That matter is currently on appeal before the Court of Appeal (Third District, Case No. CO45240). Briefing is underway, and no date for oral argument has been set.

     The Legislature has adopted a statute (Stats. 2003, 1st Ex. Sess. 2003, ch.13) authorizing the establishment of the Fiscal Recovery Finance Authority for the purpose, among others, of issuing bonds to fund the State's accumulated budget deficit as of June 30, 2003. The amount of this accumulated budget deficit is identified by the Department of Finance to be approximately $8.6 billion. On September 24, 2003, a complaint was filed in the Sacramento County Superior Court (FULLERTON ASSOCIATION OF CONCERNED TAXPAYERS V. CALIFORNIA FISCAL RECOVERY FINANCING AUTHORITY, ET AL., Case No. 93AS05319), seeking a declaration that any bonds issued pursuant to the statute without prior voter approval would violate the State constitutional debt limit and a determination that such bonds are invalid, and seeking an injunction against issuing bonds pursuant to the statute. This matter has not been served on any State officers. As a result of this action, the Fiscal Recovery Finance Authority filed a validation action pursuant to Code of Civil Procedure sections 860 et seq. in the same court (CALIFORNIA FISCAL RECOVERY FINANCING AUTHORITY V. ALL PERSONS INTERESTED, ETC.; Case No. 03AS06875). The court authorized the publication of notice of this validation action, and established January 30, 2004, as the final day by which any interested person could answer the Fiscal Recovery Finance Authority's complaint. Fullerton Association of Concerned Taxpayers, the plaintiff in the case filed in September, was the only party to answer the Fiscal Recovery Finance Authority's complaint. This matter has not yet been set for trial. The statutes governing validation actions provide that validation actions shall be given preference over all other civil actions in the matter of setting for trial or hearing.

     The Legislature has adopted a statue (Stats. 2003, 1st Ex. Secs. 2003, ch.
13) authorizing the establishment of the Fiscal Recovery Finance Authority for the purpose, among others, of issuing bonds to fund the State's accumulated budget deficit. The amount of the accumulated budget deficit has been identified by the Department of Finance to be approximately $10.7 billion. On September 24, 2003, a complaint was filed in the Sacramento Country Superior Court (Fullerton Association of Concerned Taxpayers v. California Fiscal Recovery Financing Authority, et al., Case No. 93AS05319), seeking a declaration that any bonds issued pursuant to the statute without prior voter approval would violate the State constitutional debt limit and a determination that such bonds are invalid, and seeking an injunction against issuing bonds pursuant to the statute. This matter has not been served on any State officers.

   CHALLENGE SEEKING PAYMENT TO TEACHER'S RETIREMENT BOARD

     In May 2003, the Legislature enacted legislation which reduced a continuing appropriation to the State Teacher's Retirement System's ("CalSTRS") Supplement Benefit Maintenance Account ("SBMA") for fiscal year 2003-04 by $500 million. The legislative changes also provide that in future fiscal years, the $500 million may be returned if actuarial determinations demonstrate that the money is needed in order for CalSTRS' to make purchasing power protection payments to retired members through 2036. On October 14, 2003, the CalSTRS board and certain CalSTRS members filed TEACHER'S RETIREMENT BOARD, AS MANAGER OF THE CALIFORNIA STATE TEACHERS, RETIREMENT SYSTEM, ET AL V. STEVE PEACE, DIRECTOR OF CALIFORNIA DEPARTMENT OF FINANCE AND STEVE WESTLY, CALIFORNIA STATE CONTROLLER, in the Sacramento Country Superior Court (Case No. 03CS01503). This lawsuit seeks, primarily, a writ of mandate compelling the State Controller to transfer funds from the State's General Fund to the SBMA in an amount equal to the continuing appropriation as it existed prior to the enactment of the May legislation. It also seeks injunctive and declaratory relief to the same effect. Trial is currently scheduled to begin on May 21, 2004.

   ACTIONS SEEKING FLOOD-RELATED DAMAGES

     In January of 1997, California experienced major flooding with preliminary estimates of property damage of approximately $1.6 to $2.0 billion. In McMAHAN
V. STATE, (Sacramento Country Superior Court, Case No. 02-AS-06058), a substantial number of plaintiffs have joined suit against the State, local agencies, and private companies and contractors seeking compensation for the damages they suffered as a result of the flooding. A trial date has been scheduled for July 12, 2004. The State is vigorously defending the action.

     PATERNO V. STATE OF CALIFORNIA is a coordinated action involving 3,000 plaintiffs seeking recovery for damages caused by the Yuba River flood of February 1986. The trial court found liability in inverse condemnation and awarded damages of $800 million to $1.5 billion. In 1992, the State and plaintiffs filed appeals of the decision in the sample plaintiffs action, and upon remand, plaintiffs inverse condemnation cause of action was re-tried. The trial court ruled that plaintiffs take nothing from defendants. The customer of this trial controls with regard to the claims of all other plaintiffs take nothing from defendants. The outcome of this trial controls with regard to the claims of all other plaintiffs. Plaintiffs appealed this decision (California Court of Appeal, Third Appellate District, Case No. CO40553). The appellate court reversed the trial court judgment in favor of the State, remanded the case to the trial court with directions to enter judgment in favor of plaintiffs and ordered the State to pay costs on appeal and costs of suit, including reasonable attorney, appraisal and engineering fees actually incurred. The State has petitioned the Supreme Court for review (California Supreme Court, Case No. S121713). The Supreme Court has extended its time to grant or deny review to April 1, 2004.

     TAX REFUND CASES

     Four pending cases allege that Revenue and Tax Code section 24402 ("Section 24402"), which establishes a corporate tax deduction for dividends received that are based on the amount of the dividend paying corporation's income subject to California franchise taxes, violates the commerce clause of the United States Constitution. MONTGOMERY WARD LLC V. FRANCHISE TAX BOARD is pending is the San Diego Superior Court (Case No. 802767). In MICROSOFT CORPORATION V. FRANCHISE TAX BOARD (San Francisco Country Superior Court, Case No. 400444), the trial court issued a proposed statement of decision, ruling against the Franchise Tax Board in which the court failed to discus Section 24402. A request for further exposition of the decision has been filed. In GENERAL MOTORS CORP. V. FRANCHISE TAX BOARD (Court of Appeal, Second Appellate District, Division 2, Case No. B165665), the trial court determined that Section 24402 violates the commerce clause and the Franchise Tax Board has appealed. In FARMER BROTHERS COMPANY V. FRANCHISE TAX BOARD, the trial court also determined that Section 24402 violates the commerce clause and, on appeal, the Second Appellate District, Division I, affirmed the trial court's decision (Case No. B160061). On August 27, 2003, the California Supreme Court denied the Board's petition for review. A final decision adverse to the State in any of these cases could ultimately result in refunds of approximately $400 million to similarly situated taxpayers with an ongoing annual loss of revenue of approximately $60 million. The State is vigorously litigating this issue.

     Six pending cases challenge the Franchise Tax Board's treatment of receipts from investment of cash in short-term financial instruments, and the resulting impact on the apportionment of corporate income allegedly earned outside of California to the corporation's California tax obligation. Three of these cases (Montgomery Ward, General Motors, and Microsoft) are also cases in which Revenue and Tax Code section 24402 has been challenged, as discussed in the previous paragraph. MONTGOMERY WARD LLC V. FRANCHISE TAX BOARD IS PENDING IN THE SAN DIEGO SUPERIOR COURT (Case No. 802767), and COLGATE-PALMOLIVE V. FRANCHISE TAX BOARD is pending in the Sacramento County Superior Court (Case No. 03AS00707). THE LIMITED STORES, INC. AND AFFILIATES V. FRANCHISE TAX BOARD IS PENDING IN THE COURT OF APPEAL, FIRST APPELLATE DISTRICT (Case No. A102915); GENERAL MOTORS CORP. V. FRANCHISE TAX BOARD is pending in the Court of Appeal, Second Appellate District, Division 2 (Case No. B165665); TOYS "R" US, INC. V. FRANCHISE TAX BOARD is pending in the Court of Appeal, Third Appellate District (Case No. C045386); and MICROSOFT CORPORATION V. FRANCHISE TAX BOARD is pending in the Court of Appeal, First Appellate District (Case No. A105312). The trial courts in THE LIMITED STORES, GENERAL MOTORS and TOYS "R" US ruled in favor of the Franchise Tax Board on this issue; and in Microsoft Corporation, the trial court ruled against the Franchise Tax Board. Other taxpayers have raised this same issue in administrative actions. A final decision in favor of any of these plaintiffs could result in tax refunds to similarly situated taxpayers in an amount exceeding $500 million, with a potential future annual revenue loss of $50 million. The State is vigorously litigating this issue.

     IN EISENHOWER MEDICAL CENTER, ET AL. V. STATE BOARD OF EQUALIZATION (San Francisco Superior Court, Case No. 994985), 117 hospitals claim that certain intravenous sets and diagnostic substances are "medicines" within the meaning of the Revenue and Tax Code, and thus are exempt from sales and use taxes. The State Board of Equalization ("SBE") does not consider intravenous sets (other than those used primarily for feeding) and diagnostic substances to be medicines and therefore those items are subject to sales and use taxes. The trial court vied in favor of the SBE, and an appeal is expected. Due to a retroactive regulatory change that the SBE adopted during the pendency of this case, specified types of enteral feeding supplies are now exempt from sales and use taxes. Therefore, even if the State prevails on appeal, refunds will be required in the amount of approximately $10 million. Should the plaintiffs ultimately prevail on all contested issues, estimated refunds to plaintiffs and others similarly situated would total approximately $400 million and estimated future revenue loss would be $70 million per year.

     IN COUNTY OF ORANGE V. ORANGE COUNTY ASSESSMENT APPEALS BOARD #3; BEZAIRE, ET AL., REAL PARTIES IN INTEREST, (Orange County Superior Court, Case No. 00CC003385), the trial court determined that the Orange County assessor's office received property taxes from two taxpayers in excess of the amounts collectable under Article XIIIA of the California Constitution (sometimes referred to as "Proposition 13"). The plaintiffs' legal claim focuses on the constitutionality of the practice of the Orange County assessor's office to increase or "recapture" the assessed values of real properties that temporarily decline and then increase in value. The Orange County Superior Court ruled in favor of the plaintiffs in December 2001. That decision was appealed in the Court of Appeal; Fourth Appellate District. The effects of a final determination by an appellate court that the contested assessment practices are contrary to Proposition 13 could result in an increase in the State general fund component of the financing guarantee to public schools established by Proposition 98 in an amount in excess of several billion dollars.

   ENVIRONMENTAL CLEANUP MATTER

     In a federal Environmental Protection Agency ("U.S. EPA") administrative abatement action entitled IN THE MATTER OF LEVIATHAN MINE, ALPINE COUNTY, CALIFORNIA, REGIONAL WATER QUALITY CONTROL BOARD, LAHONTAN REGION, STATE OF CALIFORNIA (U.S. EPA Region IX CERCLA Docket No. 00-16(a)), the State, as owner of the Leviathan Mine, is a party through the Lahontan Regional Water Quality Control Board ("Board"), which is the State entity potentially responsible for performing certain environmental remediation at the Leviathan Mine site. Also a party is ARCO, the successor in interest to the mining company that caused certain pollution of the mine site. The Leviathan Mine site is listed on the U.S. EPA "Superfund" List, and both remediation costs and costs for Natural Resource Damages may be imposed on the State. The Board has undertaken certain remedial action at the mine site, but the U.S. EPA's decision on the interim and final remedies are pending. ARCO has filed several state law claims against the State with the California Victim Compensation and Government Claims Board (an administrative agency with which certain claims must be filed as a prerequisite to litigation seeking damages against the State which was formerly named the Board of Control, the "Government Claims Board"), but litigation on these claims have been tolled by agreement of the parties until at least October, 2004. It is possible these matters could result in a potential loss to the State in excess of $400 million.

   ENERGY-RELATED MATTERS

     In PEOPLE V. ACN ENERGY, INC., ET AL. (Sacramento County Superior Court, Case No. 01AS05497), the court is considering whether and to what extent compensation is due to market participants which have claimed compensation as a result of the Governor's issuance of executive orders, under the California Emergency Service Act, "commandeering" power purchase arrangements held by Pacific Gas & Electric Company ("PG&E") and Southern California Edison ("SCE"), referred to as "block forward contracts." In this action the State seeks a declaration that the State is not liable for damages as a result of these orders, nor for compensation for inverse condemnation, and that any damages suffered by any of the defendants is offset by payments made by the Department of Water Resources for electricity received under the "commandeered" "block forward contracts." Complaints and cross-complaints for inverse condemnation, recovery under the Emergency Services Act and other causes of action brought by PG&E. Reliant Energy Services, Dynegy Power Marketing, Williams Energy Services, Sempra Energy Trading, the California Power Exchange, Mirant Americas Energy, Duke Energy Trading and Marketing, and numerous other market participants have been joined with the declaratory relief action in Judicial Council Coordination Proceeding No. 4203, in Sacramento County Superior Court. In an administrative proceeding action before the Government Claims Board (which was dismissed on procedural grounds), the California Power Exchange stated claims for "commandeering" the "block forward contracts" in the amount of approximately $1 billion.

     PACIFIC GAS AND ELECTRIC COMPANY V. THE STATE OF CALIFORNIA is now pending in the Court of Appeal, Third Appellate District (Case No. C043507). In the trial court, PG&E filed a complaint for breach of contract alleging that statutes enacted in 1996 as part of the restructuring of the electric power industry in California ("AB 1890") established a "regulatory contract" between the State and PG&E that authorized PG&E to sell the output of its retained generation facilities in inter state power markets at prices regulated by FERC and to sell the facilities themselves, and that by amending AB 1890 in 2001, the State deprived PG&E of the right to such sales and thereby breached that "regulatory contract." PG&E's complaint sought damages in an amount to be proven, but in an administrative proceeding before the Government Claims Board, in which PG&E's claims were denied, PG&E sought damages of at least $4.3 billion to compensate for the losses alleged in this action. The trial court sustained the demurrer of the State without leave to amend, dismissing the lawsuit. The pending action is PG&E's appeal of that dismissal.

   ESCHEATED PROPERTY CLAIMS

     In five pending cases, plaintiffs claim that the State Controller has a constitutional and statutory duty to give notice prior to the time the Controller sells property that has escheated to the State (in these cases, shares of stock): FONG V. CONNELL (Court of Appeal, Third District, Case No. C042007); HARRIS V. CONNELL (Court of Appeal, Second District, Case No. B160741); LUSBY-TAYLOR V. CONNELL (U.S. Court of Appeals for the Ninth Circuit, Case No. 02-16511); ORIFIELD V. CONNELL (Los Angeles County Superior Court, Case No. BC288429); and SUEVER V. CONNELL (United States District Court, Northern District, Case No. C03-001556). The plaintiffs also claim that the Controller failed to comply with statutory notice requirements when it first received property that had escheated to the State. The plaintiffs seek damages, which the FONG plaintiffs have articulated as being in the amount of the difference between the amount they were paid for the stock upon its sale, and either the current value of the stock or the highest market value of the stock between the date the Controller sold the stock and the present. All of these cases, except FONG are styled as class actions, though in LUSBY-TAYLOR and HARRIS, that issue was not determined prior to the trial court decisions that are being appealed. If one or more of these cases are successful as a class action and the class ultimately prevails, on the merits, damages for the class could be in excess of $500 million. The State has prevailed at the trial court in FONG and LUSBY-TAYLOR, and at both the trial court and appellate court HARRIS. The SUEVER case has been dismissed by the U.S. District Court. The court dismissed the federal claims on the basis of 11th Amendment immunity, and dismissed the state law claims without prejudice, which will permit plaintiffs to pursue their state law claims in state court. ORFIELD is being litigated in the trial court. The State is vigorously defending all of these actions.

   ACTION SEEKING DAMAGES FOR ALLEGED VIOLATIONS OF PRIVACY RIGHTS

     In GAIL MARIE HARRINGTON-WISELY, ET AL. V. STATE OF CALIFORNIA, ET AL., (Los Angeles County Superior Court, Case No. BC 227373), a proposed class action, plaintiffs seek damages for alleged violations of prison visitors' rights resulting from the Department of Corrections' use of a body imaging machine to search visitors entering state prisons for contraband. If this action is certified as a class action, and a court were to award damages pursuant to the California Civil Code for every use of the body imaging machine, damages could be as high as $3 billion. The State is vigorously defending this action.

   ACTIONS SEEKING PROGRAM MODIFICATIONS

     In the following cases, plaintiffs seek court orders or judgments that would require the State to modify existing programs and, except as specified, do not seek monetary damages. Nevertheless, a judgment against the State in any one of these cases could require changes in the challenged program that could result in increased programmatic costs to the State in a future fiscal year in excess of $400 million. Alternatively, in some circumstances, it may be possible that a judgment against the State could be addressed by legislative changes to the program that would cost less.

     In WILLIAMS, ET AL., V. STATE OF CALIFORNIA, ET AL. (San Francisco County Superior Court Case No. 312236), a class action for declaratory relief and injunction brought by public school students against the State, the Board of Education and Department of Education and the Superintendent of Public Instruction, the class alleges inadequacies in the public education system and seeks a variety of programmatic changes to the system including elimination of some types of multi-track, year-round school schedules. The State is vigorously defending this action. Trial is set for November 29, 2004.

     In NATURAL RESOURCES DEFENSE COUNCIL ET AL., V. CALIFORNIA DEPARTMENT OF TRANSPORTATION ET AL., (United States District Court, Central District, Case No. 93-6073-ER- (JRX)), plaintiffs obtained an injunction requiring the Department of Transportation (the "Department") to comply with National Pollution Discharge Elimination System ("NPDES") requirements under the federal Clean Water Act ("Act") in connection with storm water discharges from State highways and construction sites in an area that includes most of Los Angeles and Ventura Counties. There is an established dispute resolution procedure intended to resolve disputes without a return to federal court. Subsequent modifications of the injunction have provided for, among other things, studies of pilot projects to address control of the sources of storm water pollution and the performance of studies of pilot projects to retrofit highways with storm water pollution control facilities. There has been no agreement regarding what measures arising out of the pilot projects and studies will be implemented. Plaintiffs' position is that the Department should be required to retrofit its facilities to treat storm water, regardless of whether any construction is otherwise planned in any given area. For planning purposes, the Department is including an additional 3% in the cost of future statewide construction and maintenance projects to pay for compliance measures. This 3% increase amounts of $500 million through fiscal year 2006-07. While the impact of a judgment of the scope sought by plaintiffs is difficult to determine, it is possible that a judgment that would require the State to retrofit all its highway facilities throughout the State could cost billions of dollars.

     The following three cases seek reforms to State programs for the treatment of institutionalized disabled persons. Some rough estimates suggest the financial impact of a judgment against the State defendants in any of these cases could be as high as $1 billion per year in programmatic costs going forward. The State is vigorously defending these actions.

     In CHARLES DAVIS, ET AL. V. CALIFORNIA HEALTH AND HUMAN SERVICES AGENCY, ET AL., (United States District Court -- Northern District, Case No. C00-2532 SBA), the plaintiffs brought a class action under a number of federal acts, including the ADA, seeking declaratory and injunctive relief. Plaintiffs allege that disabled persons institutionalized at San Francisco's Laguna Honda Hospital, a 1,200 bed skilled nursing facility, who require long term care should be assessed as to whether they can be treated at home or in community-based facilities, and then provided appropriate care. A settlement has been reached in this matter which, if approved by the court, will result in a State department revising its assessment tool for residents of nursing homes to focus on the propriety of community placement. The parties have agreed that plaintiffs' non-assessment claims will be dismissed without prejudice to plaintiffs' ability to re-file their action once the assessment process is in place. In the event the assessment tool changes are not sufficiently funded, plaintiffs may re-file those claims pertaining to assessment as well.

     In STEPHEN SANCHEZ, ET AL. V. GRANTLAND JOHNSON, ET AL., (United States District Court -- Northern District, Case No. C-00-01593 CW), the plaintiffs have brought a class action seeking declaratory and injunctive relief, alleging, in part, that provider rates for community-based services for developmentally disabled individuals are discriminatory under the ADA, and violate the Social Security Act, Civil Rights Act and the Rehabilitation Act, because they result in unnecessary institutionalization of developmentally disabled persons. The court has issued interim rulings on plaintiffs' ADA and Rehabilitation Act claims, finding that the State has a "comprehensive, effectively working plan" for the de-institutionalization of persons with developmental disabilities. Subsequently, the court dismissed the action, finding that plaintiffs did not have a private right to bring the case under the Medicaid Act. It is not yet known whether the plaintiffs will appeal.

     In CAPITOL PEOPLE FIRST V. DEPARTMENT OF DEVELOPMENTAL SERVICES (Alamenda County Superior Court, Case No. 2002-038715) a consortium of state and national law firms and public-interest groups brought suit against the Departments of Finance, California Department of Developmental Services and California Department of Health Services, alleging violations of the Lanterman Act, the ADA, and section 504 of the Rehabilitation Act by defendants needlessly isolating thousands of people with developmental disabilities in large facilities. The case seeks sweeping reforms, including requiring the State to offer a full range of community-based services.

   MEDICALLY INDIGENT ADULT MANDATE CLAIMS

     In 1997, the California Supreme Court ruled, in a challenge by the County of San Diego, that by excluding medically indigent adults ("MIAs") from Medi-Cal, the State had mandated a new program on the counties within the meaning of Article XIIIB, section 6 of the California Constitution. The Court sent the matter back to the Commission on State Mandates (the "Commission") to decide whether and by what amount the County of San Diego had been forced to incur costs for the care of MIAs in excess of funds provided by the State. The County of San Diego appealed from an adverse Commission decision. The appeal was based on facts specific to County of San Diego. On September 24, 2003, in an unpublished decision, the Court of Appeal (COUNTY OF SAN DIEGO V. COMMISSION ON STATE MANDATES ET AL. (Sept. 24, 2003) D039471) ruled in favor of the County of San Diego on certain of its claims and determined that the State owed the County of San Diego $34 million for medical services rendered to MIAs during the two-year period (1991-1992).The Supreme Court has denied the parties' petitions seeking review of the appellate court's decision. The case was remanded to the San Diego County Superior Court for further proceedings, and on January 28, 2004, that court issued a judgment directing the State to pay San Diego County $3.4 million within 180 days, including interest. This order resolves this litigation.

     The Commission has taken the position that it would be bound to apply the holding of the San Diego case to any new claim for prospective relief brought by any county as a "test claim." Currently, there is a test claim pending before the Commission that was filed by the County of San Bernardino, relating to the same mandate (Medically Indigent Adults, 01-TC-26 County of San Bernardino, Claimant, Statutes 1982, Chapters 328 and 1594). The amount demanded in the claim for unreimbursed costs for fiscal year 2000-2001 is just over $9.2 million.

     The County of San Diego case, together with a test claim on the same subject filed by the County of San Bernardino, poses a potential for a negative impact on the General Fund in the amount of the unreimbursed costs for all similarly situated claimants, as determined by the Commission. Certain estimates of the annual cost of the services rendered by all counties to MIAs exceed $4 billion. How much of that will be determined to be "unreimbursed" to the counties by the State is unknown. Currently the counties receive approximately $1.3 billion in vehicle license fee revenue and $2.3 billion in sales tax revenue to fund various social services, public health and mental health programs which include the programs that provide services to MIAs.

     The determination of how much of the MIA mandate is "unreimbursed" is likely to be impacted by the fact that the vehicle license fee revenue now available to counties may be terminated as a result of the San Diego decision. In 1991 the Legislature increased the vehicle license fee and dedicated a portion of it to cover costs incurred by the counties for various social programs, including the cost of caring for MIAs. This legislation includes so-called "poison pill" provisions that, by their terms, eliminate the counties' vehicle license fee revenue source if a final appellate court decision holds that the legislation transferring responsibility for providing services to MIAs from the State to the counties established a reimbursable state mandate. Related 1991 legislation also authorized the sales tax increment from which the counties pay, among other costs, the cost of caring for MIAs, and established "poison pill" provisions relating to that sale tax increment. These "poison pill" provisions provide that, in the event a final appellate court decision holds that the legislation transferring responsibility for providing services to MIAs from the State to the counties established a reimubursable state mandate, the sales tax increment revenues are to be paid to the General Fund. This could increase the State's Proposition 98 funding guarantee, which, ultimately, could have the effect under certain "poison pill" provisions, of eliminating the sales tax increment.

     RATINGS. Currently, the following ratings for the State's general obligation bonds have been received from Moody's, S&P, and Fitch IBCA, Inc. ("Fitch"):



          FITCH               MOODY'S              S&P
            A                   A1                  A



     Presently, the State's rating outlook with Moody's remains negative and its rating with Fitch remains on rating watch -- negative. These ratings apply to the State only and are not indicative of the ratings assigned to local governments, such as counties, cities, school districts and other local agencies. Any explanation of the significance of such ratings may be obtained only from the rating agency furnishing such ratings. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely if, in the judgment of the particular rating agency, circumstances so warrant. The most recent rating information may be obtained from the rating agency furnishing such ratings or through the Treasurer's office of the State.

C. INVESTMENT OBJECTIVES/POLICIES/INVESTMENT RESTRICTIONS

     Each Fund's investment objective/policies/restrictions listed below have been adopted by the Funds as fundamental policies. Under the Investment Company Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the applicable Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the applicable Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the applicable Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

     In addition, for purposes of the following restrictions: (a) an "issuer" of a security is the entity whose assets and revenues are committed to the payment of interest and principal on that particular security, provided that the guarantee of a security will be considered a separate security and provided further that a guarantee of a security shall not be deemed a security issued by the guarantor if the value of all securities guaranteed by the guarantor and owned by a Fund does not exceed 10% of the value of the total assets of the Fund and (b) a "taxable security" is any security the interest on which is subject to federal income tax.


ACTIVE ASSETS MONEY TRUST

ACTIVE ASSETS MONEY TRUST will:

     1. Seek high current income, preservation of capital and liquidity.

ACTIVE ASSETS MONEY TRUST will not:

     1. Borrow money, except from banks for temporary or emergency purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities. Borrowing in the aggregate may not exceed 20%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Fund's total assets (including the amount borrowed), less liabilities (not including the amount borrowed) at the time the borrowing is made;

     2. Purchase securities of any issuer, except for securities issued by the U.S. Government or its agencies or instrumentalities, having a record, together with predecessors, of less than three years' continuous operation, if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such securities;

     3. Purchase any securities, other than obligations of the U.S. Government, or its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in securities of any one issuer, or more than 10% of the outstanding securities of one issuer would be owned by the Fund (for this purpose all indebtedness of an issuer shall be deemed a single class of security);

     4. Purchase any securities, other than obligations of banks or of the U.S. Government, or its agencies or instrumentalities, if, immediately after such purchase, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers in the same industry; however, there is no limitation as to investments in bank obligations or in obligations issued or guaranteed by the Federal Government or its agencies or instrumentalities;

     5.  Purchase any common stocks or other equity securities;

     6. Make loans to others, except through permitted purchases of debt obligations and repurchase agreements and loans of portfolio securities, not in excess of 10% of the value of the Fund's total assets, made in accordance with guidelines of the Trustees, including maintaining collateral from the borrower equal at all times to the current market value of the securities loaned;

     7. Purchase or sell real estate; however, the Fund may purchase marketable securities issued by companies which invest in real estate or interests therein;

     8.  Purchase securities on margin or sell short;

     9. Purchase or sell commodities or commodity futures contracts, or oil, gas, or mineral exploration or development programs;

     10. Purchase securities for which there are legal or contractual restrictions on resale (i.e. restricted securities), except for repurchase agreements;

     11. Underwrite securities of other issuers;

     12. Purchase warrants, or write, purchase or sell puts, calls, straddles, spreads or combinations thereof;

     13. Participate on a joint or joint and several basis in any securities trading account;

     14. Purchase the securities of any other investment company, except in connection with a merger, consolidation, reorganization or acquisition of assets;

     15. Purchase securities of any issuer for the purpose of exercising control or management; and

     16. Invest in securities of any issuer if, to the knowledge of the Fund, any officer, Trustee or director of the Fund or of the Investment Manager owns more than 1/2 of 1% of the outstanding securities of such issuer and such officers, Trustees and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

ACTIVE ASSETS TAX-FREE TRUST

ACTIVE ASSETS TAX-FREE TRUST will:

     1. Seek to provide as high a level of daily income exempt from federal personal income tax as is consistent with stability of principal and liquidity.

ACTIVE ASSETS TAX-FREE TRUST will not:


     1. Invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the U.S. Government, its agencies or instrumentalities);


     2. Purchase more than 10% of all outstanding taxable debt securities of any one issuer;


     3. Invest more than 25% of the value of its total assets in taxable securities of issuers in any one industry (industrial development and pollution control bonds are grouped into industries based upon the business in which the issuers of such obligations are engaged). This restriction does not apply to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities or to investments in bank obligations;

     4. Invest more than 5% of the value of its total assets in taxable securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligation of the U.S. Government, its agencies or instrumentalities;


     5. Borrow money, except from banks for temporary or emergency purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities. Borrowing in the aggregate may not exceed 20%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the value of the Fund's total assets (including the amount borrowed), less liabilities (not including the amount borrowed) at the time the borrowing is made;

     6.  Invest in common stock;

     7. Invest in securities of any issuer if, to the knowledge of the Fund, any officer, Trustee of the Fund or of the Investment Manager owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers or Trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer;

     8. Purchase or sell real estate or interests therein, although it may purchase securities secured by real estate or interests therein;

     9.  Purchase or sell commodities or commodity futures contracts;

     10. Purchase oil, gas or other mineral leases, rights or royalty contracts, or exploration or development programs;

     11. Write, purchase or sell puts, calls, or combinations thereof except that it may acquire rights to resell municipal obligations at an agreed upon price and at or within an agreed upon time;

     12. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets;

     13. Pledge its assets or assign or otherwise encumber them except to secure borrowings effected within the limitations set forth in Investment Restriction
5. To meet the requirements of regulations in certain states, the Fund, as a matter of operating policy but not as a fundamental policy, will limit any pledge of its assets to 10% of its net assets so long as shares of the Fund are being sold in those states;

     14. Issue senior securities as defined in the Investment Company Act except insofar as the Fund may be deemed to have issued a senior security by reason of:
(a) entering into any repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis; or (c) borrowing money in accordance with restrictions described above;

     15. Make loans of money or securities, except: (a) by the purchase of debt obligations in which the Fund may invest consistent with its investment objective and policies; and (b) by investment in repurchase agreements;

     16. Make short sales of securities;

     17. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of purchases of portfolio securities;

     18. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security; and

     19. Invest for the purpose of exercising control or management of any other issuer.

ACTIVE ASSETS CALIFORNIA TAX-FREE TRUST

ACTIVE ASSETS CALIFORNIA TAX-FREE TRUST will:

     1. Seek to provide as high a level of daily income exempt from federal and California personal income tax as is consistent with stability of principal and liquidity.

ACTIVE ASSETS CALIFORNIA TAX-FREE TRUST will not:

     1.  Invest in common stock;

     2. Write, purchase or sell puts, calls, or combinations thereof, except that the Fund may acquire rights to resell municipal obligations at an agreed upon price and at or within an agreed upon time;


     3. Invest 25% or more of the value of its total assets in taxable securities of issuers in any one industry (industrial development and pollution control bonds are grouped into industries based upon the business in which the issuers of such obligations are engaged). This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by the State of California or its political subdivisions, or to domestic bank obligations (including domestic branches of foreign banks);


     4. Invest in securities of any issuer if, to the knowledge of the Fund, any officer or trustee of the Fund or of the Investment Manager owns more than 1/2 of 1% of the outstanding securities of the issuer, and the officers and trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of the issuer;

     5. Purchase or sell real estate or interests therein, although the Fund may purchase securities secured by real estate or interests therein;

     6.  Purchase or sell commodities or commodity futures contracts;

     7. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of the value of its total assets (not including the amount borrowed);

     8. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings. To meet the requirements of regulations in certain states, the Fund, as a matter of operating policy but not as a fundamental policy, will limit any pledge of its assets to 10% of its net assets so long as shares of the Fund are being sold in those states;

     9. Issue senior securities as defined in the Investment Company Act except insofar as the Fund may be deemed to have issued a senior security by reason of:
(a) purchasing any securities on a when-issued or delayed delivery basis; or (b) borrowing money;

     10. Make loans of money or securities, except: (a) by the purchase of debt obligations in which the Fund may invest consistent with its investment objective and policies; and (b) by investment in repurchase agreements;

     11. Make short sales of securities;

     12. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of purchases of portfolio securities;

     13. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security;

     14. Invest for the purpose of exercising control or management of any other issuer;

     15. Purchase oil, gas or other mineral leases, rights or royalty contracts, or exploration or development programs;

     16. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets;


     17. With respect to 75% of its total assets, purchase securities of any issuer if, immediately thereafter, more than 5% (10% where the security is the guarantee of a security) of the value of its total assets are in the securities of any one issuer (other than obligations issued, or guaranteed by, the U.S. Government, its agencies or instrumentalities, or by the State of California or its political subdivisions); and

     18. With respect to 75% of its total assets, purchase more than 10% of all outstanding taxable debt securities of any one issuer (other than debt securities issued, or guaranteed as to principal and interest by, the U.S. Government, its agencies or instrumentalities).


ACTIVE ASSETS GOVERNMENT SECURITIES TRUST

ACTIVE ASSETS GOVERNMENT SECURITIES TRUST will:

     1.  Seek high current income, preservation of capital and liquidity.

ACTIVE ASSETS GOVERNMENT SECURITIES TRUST will not:

     1. Purchase common stocks, preferred stocks, warrants, other equity securities, corporate bond debentures, state bonds, municipal bonds or industrial revenue bonds;

     2. Borrow money, except from banks, for temporary or emergency purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities. Borrowing in the aggregate, including reverse repurchase agreements, may not exceed 20%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Fund's total assets (including the amount borrowed), less liabilities (not including the amount borrowed) at the time the borrowing is made;

     3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 10% of the value of its net assets but only to secure borrowings for temporary or emergency purposes;

     4.  Sell securities short or purchase securities on margin;

     5.  Write or purchase put or call options;

     6. Underwrite the securities of other issuers or purchase securities with contractual or other restrictions on resale;

     7. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts or oil and gas interests;

     8. Make loans to others except through the purchase of qualified debt obligations, loans of portfolio securities and entry into permitted repurchase agreements;

     9. Issue senior securities as defined in the Investment Company Act except insofar as the Fund may be deemed to have issued a senior security by reason of:
(a) entering into any repurchase or reverse repurchase agreement; (b) borrowing money; or (c) lending portfolio securities;

     10. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets; and

     11. Lend its portfolio securities in excess of 10% of its total assets, taken at value. Any loans of portfolio securities will be made according to guidelines established by the Trustees, including maintenance of collateral of the borrower equal at all times to the current market value of the securities loaned.

III. MANAGEMENT OF THE FUNDS

A. BOARD OF TRUSTEES

     The Board of Trustees of each of the Funds oversees the management of each Fund but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Manager to ensure that the Funds' general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Funds in a satisfactory manner.

     Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Funds and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of each Fund and its shareholders.


B. MANAGEMENT INFORMATION

     Effective July 31, 2003, the Board of Directors/Trustees (for ease of reference referred to herein as "Trustees") of each Fund elected Joseph J. Kearns and Fergus Reid to serve as Independent Trustees on the Board of each Fund, thereby consolidating the existing Board of each Fund with the Board of Directors/Trustees of the open-end and closed-end registered investment companies managed by Morgan Stanley Investment Management Inc.

     TRUSTEES AND OFFICERS. The Board of each Fund consists of nine Trustees. These same individuals also serve as directors or trustees for all of the funds advised by the Investment Manager (the "Retail Funds") and certain of the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the "Institutional Funds"). Seven Trustees have no affiliation or business connection with the Investment Manager or any of its affiliated persons and do not own any stock or other securities issued by the Investment Manager's parent company, Morgan Stanley. These are the "non-interested" or "Independent" Trustees. The other two Trustees (the "Management Trustees") are affiliated with the Investment Manager.

     The Independent Trustees of each Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund

Complex (defined below) overseen by each Independent Trustee (as of December 31,
2003) and other directorships, if any, held by the Trustees, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Manager and any funds that have an investment advisor that is an affiliated person of the Investment Manager (including but not limited to Morgan Stanley Investment Management Inc.)



                                                                                           NUMBER OF
                                                                                          PORTFOLIOS
                                                                                           IN FUND
                            POSITION(S)  LENGTH OF                                         COMPLEX
NAME, AGE AND ADDRESS OF     HELD WITH     TIME          PRINCIPAL OCCUPATION(S) DURING    OVERSEEN       OTHER DIRECTORSHIPS HELD
  INDEPENDENT TRUSTEE       REGISTRANTS   SERVED*                PAST 5 YEARS**           BY TRUSTEE             BY TRUSTEE
--------------------------  -----------  ----------  -----------------------------------  ----------  ------------------------------
Michael Bozic (63)          Trustee      Since       Private Investor; Director or           208      Director of Weirton Steel
c/o Kramer Levin                         April 1994  Trustee of the Retail Funds (since               Corporation.
Naftalis & Frankel LLP                               April 1994) and the Institutional
Counsel to the                                       Funds (since July 2003); formerly
Independent Trustees                                 Vice Chairman of Kmart Corporation
919 Third Avenue                                     (December 1998-October 2000),
New York, NY                                         Chairman and Chief Executive
                                                     Officer of Levitz Furniture
                                                     Corporation (November 1995-
                                                     November 1998) and President and
                                                     Chief Executive Officer of Hills
                                                     Department Stores (May 1991-
                                                     July 1995); formerly variously
                                                     Chairman, Chief Executive Officer,
                                                     President and Chief Operating
                                                     Officer (1987-1991) of the Sears
                                                     Merchandise Group of Sears,
                                                     Roebuck & Co.

Edwin J. Garn (71)          Trustee      Since       Managing Director of Summit             208      Director of Franklin Covey
c/o Summit Ventures LLC                  January     Ventures LLC; Director or Trustee                (time management systems),
One Utah Center                          1993        of the Retail Funds (since January               BMW Bank of North America,
201 South Main Street                                1993) and the Institutional Funds                Inc. (industrial loan
Salt Lake City, UT                                   (since July 2003); member of the                 corporation), United Space
                                                     Utah Regional Advisory Board of                  Alliance (joint venture
                                                     Pacific Corp.; formerly                          between Lockheed Martin and
                                                     United States Senator (R-Utah)                   the Boeing Company) and
                                                     (1974-1992) and Chairman, Senate                 Nuskin Asia Pacific
                                                     Banking Committee (1980-1986),                   (multilevel marketing); member
                                                     Mayor of Salt Lake City, Utah                    of the board of various civic
                                                     (1971-1974), Astronaut, Space                    and charitable organizations.
                                                     Shuttle Discovery (April 12-19,
                                                     1985), and Vice Chairman, Huntsman
                                                     Corporation (chemical company).

Wayne E. Hedien (70)        Trustee      Since       Retired; Director or Trustee of the     208      Director of The PMI Group Inc.
c/o Kramer Levin                         September   Retail Funds (since September 1997)              (private mortgage insurance);
Naftalis & Frankel LLP                   1997        and the Institutional Funds (since               Trustee and Vice Chairman of
Counsel to the                                       July 2003); formerly associated with             The Field Museum of Natural
Independent Trustees                                 the Allstate Companies (1966-1994),              History; director of various
919 Third Avenue                                     most recently as Chairman of The                 other business and charitable
New York, NY                                         Allstate Corporation (March 1993-                organizations.
                                                     December 1994) and Chairman and
                                                     Chief Executive Officer of its
                                                     wholly-owned subsidiary, Allstate
                                                     Insurance Company (July
                                                     1989-December 1994).


----------

* This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds as applicable.

                                                                                           NUMBER OF
                                                                                          PORTFOLIOS
                                                                                           IN FUND
                            POSITION(S)  LENGTH OF                                         COMPLEX
NAME, AGE AND ADDRESS OF     HELD WITH     TIME         PRINCIPAL OCCUPATION(S) DURING     OVERSEEN        OTHER DIRECTORSHIPS HELD
  INDEPENDENT TRUSTEE       REGISTRANTS   SERVED*               PAST 5 YEARS**            BY TRUSTEE              BY TRUSTEE
--------------------------  -----------  ----------  -----------------------------------  ----------  ------------------------------
Dr. Manuel H. Johnson (55)  Trustee      Since       Senior Partner, Johnson Smick           208      Director of NVR, Inc. (home
c/o Johnson Smick                        July 1991   International, Inc., a consulting                construction); Chairman and
International, Inc.                                  firm; Chairman of the Audit                      Trustee of the Financial
2099 Pennsylvania                                    Committee and Director or Trustee                Accounting Foundation
Avenue, N.W.                                         of the Retail Funds (since July                  (oversight organization of the
Suite 950                                            1991) and the Institutional Funds                Financial Accounting Standards
Washington, D.C.                                     (since July 2003); Co-Chairman and               Board); Director of RBS
                                                     a founder of the Group of Seven                  Greenwich Capital Holdings
                                                     Council (G7C), an international                  (financial holding company).
                                                     economic commission; formerly Vice
                                                     Chairman of the Board of Governors
                                                     of the Federal Reserve System and
                                                     Assistant Secretary of the
                                                     U.S. Treasury.

Joseph J. Kearns (62)       Trustee      Since       President, Kearns & Associates LLC      209      Director of Electro Rent
c/o Kearns &                             July 2003   (investment consulting); Deputy                  Corporation (equipment
Associates LLC                                       Chairman of the Audit Committee and              leasing), The Ford Family
PMB754                                               Director or Trustee of the Retail                Foundation, and the UCLA
23852 Pacific Coast                                  Funds (since July 2003) and the                  Foundation.
Highway                                              Institutional Funds (since August
Malibu, CA                                           1994); previously Chairman of the
                                                     Audit Committee of the
                                                     Institutional Funds (October 2001-
                                                     July 2003); formerly CFO of the
                                                     J. Paul Getty Trust.

Michael E. Nugent (68)      Trustee      Since       General Partner of Triumph Capital,     208      Director of various business
c/o Triumph Capital, L.P.                July 1991   L.P., a private investment                       organizations.
445 Park Avenue                                      partnership; Chairman of the
New York, NY                                         Insurance Committee and Director
                                                     or Trustee of the Retail Funds
                                                     (since July 1991) and the
                                                     Institutional Funds (since July
                                                     2001); formerly Vice President,
                                                     Bankers Trust Company and BT
                                                     Capital Corporation (1984-1988).

Fergus Reid (72)            Trustee      Since       Chairman of Lumelite Plastics           209      Trustee and Director of
c/o Lumelite Plastics                    July 2003   Corporation; Chairman of the                     certain investment companies
Corporation                                          Governance Committee and Director                in the JPMorgan Funds complex
85 Charles Colman Blvd.                              or Trustee of the Retail Funds                   managed by J.P. Morgan
Pawling, NY                                          (since July 2003) and the                        Investment Management Inc.
                                                     Institutional Funds (since
                                                     June 1992).


----------

* This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds as applicable.

     The Trustees who are affiliated with the Investment Manager or affiliates of the Investment Manager (as set forth below) and executive officers of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Management Trustee (as of December 31, 2003) and the other directorships, if any, held by the Trustee, are shown below.



                                                                                             NUMBER OF
                                                                                             PORTFOLIOS
                                                                                              IN FUND
                                                                                              COMPLEX
                               POSITION(S)  LENGTH OF                                       OVERSEEN BY
NAME, AGE AND ADDRESS OF        HELD WITH     TIME        PRINCIPAL OCCUPATION(S) DURING     MANAGEMENT   OTHER DIRECTORSHIPS HELD
  MANAGEMENT TRUSTEE           REGISTRANTS   SERVED*              PAST 5 YEARS**               TRUSTEE          BY TRUSTEE
----------------------------   -----------  ---------  -----------------------------------  -----------  ---------------------------
Charles A. Fiumefreddo (71)    Chairman of  Since      Chairman and Director or Trustee         208      None.
c/o Morgan Stanley Trust       the Board    July 1991  of the Retail Funds (since July
Harborside Financial Center,   and Trustee             1991) and the Institutional Funds
Plaza Two,                                             (since July 2003); formerly Chief
Jersey City, NJ                                        Executive Officer of the Retail
                                                       Funds (until September 2002).

James F. Higgins (56)          Trustee      Since      Director or Trustee of the Retail        208      Director of AXA Financial,
c/o Morgan Stanley Trust                    June 2000  Funds (since June 2000) and the                   Inc. and The Equitable Life
Harborside Financial                                   Institutional Funds (since July                   Assurance Society of the
Center,                                                2003); Senior Advisor of Morgan                   United States (financial
Plaza Two,                                             Stanley (since August 2000);                      services).
Jersey City, NJ                                        Director of the Distributor and
                                                       Dean Witter Realty Inc.;
                                                       previously President and Chief
                                                       Operating Officer of the Private
                                                       Client Group of Morgan Stanley
                                                       (May 1999- August 2000), and
                                                       President and Chief Operating
                                                       Officer of Individual Securities
                                                       of Morgan Stanley (February
                                                       1997-May 1999).


----------

* This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds as applicable.



                                  POSITION(S)         LENGTH OF
  NAME, AGE AND ADDRESS OF         HELD WITH            TIME                        PRINCIPAL OCCUPATION(S) DURING
      EXECUTIVE OFFICER           REGISTRANTS          SERVED*                              PAST 5 YEARS**
-----------------------------   --------------   -------------------   -------------------------------------------------------
Mitchell M. Merin (51)          President        Since May 1999        President and Chief Operating Officer of Morgan Stanley
1221 Avenue of the Americas                                            Investment Management Inc.; President, Director and
New York, NY                                                           Chief Executive Officer of the Investment Manager and
                                                                       Morgan Stanley Services; Chairman and Director of the
                                                                       Distributor; Chairman and Director of the Transfer
                                                                       Agent; Director of various Morgan Stanley subsidiaries;
                                                                       President of the Institutional Funds (since July 2003)
                                                                       and President of the Retail Funds (since May 1999);
                                                                       Trustee (since July 2003) and President (since December
                                                                       2002) of the Van Kampen Closed-End Funds; Trustee
                                                                       (since May 1999) and President (since October 2002) of
                                                                       the Van Kampen Open-End Funds.

Barry Fink (49)                 Vice President   Since February 1997   General Counsel (since May 2000) and Managing Director
1221 Avenue of the Americas                                            (since December 2000) of Morgan Stanley Investment
New York, NY                                                           Management; Managing Director (since December 2000),
                                                                       Secretary (since February 1997) and Director (since
                                                                       July 1998) of the Investment Manager and Morgan Stanley
                                                                       Services; Vice President of the Retail Funds; Assistant
                                                                       Secretary of Morgan Stanley DW; Vice President of the
                                                                       Institutional Funds (since July 2003); Managing
                                                                       Director, Secretary and Director of the Distributor;
                                                                       previously Secretary of the Retail Funds (February
                                                                       1997-July 2003) and General Counsel (February
                                                                       1997-April 2004) of the Retail Funds; Vice President
                                                                       and Assistant General Counsel of the Investment Manager
                                                                       and Morgan Stanley Services (February 1997-December
                                                                       2001).

                                  POSITION(S)         LENGTH OF
  NAME, AGE AND ADDRESS OF         HELD WITH            TIME                        PRINCIPAL OCCUPATION(S) DURING
      EXECUTIVE OFFICER           REGISTRANTS          SERVED*                              PAST 5 YEARS**
-----------------------------   --------------   -------------------   -------------------------------------------------------
Ronald E. Robison (65)          Executive Vice   Since April 2003      Principal Executive Officer - Office of the Funds
1221 Avenue of the Americas     President and                          (since November 2003); Managing Director of Morgan
New York, NY                    Principal                              Stanley & Co. Incorporated, Morgan Stanley Investment
                                Executive                              Management Inc. and Morgan Stanley; Managing Director,
                                Officer                                Chief Administrative Officer and Director of the
                                                                       Investment Manager and Morgan Stanley Services; Chief
                                                                       Executive Officer and Director of the Transfer Agent;
                                                                       Managing Director and Director of the Distributor;
                                                                       Executive Vice President and Principal Executive
                                                                       Officer of the Institutional Funds (since July 2003)
                                                                       and the Retail Funds (since April 2003); Director of
                                                                       Morgan Stanley SICAV (since May 2004); previously
                                                                       President and Director of the Institutional Funds
                                                                       (March 2001-July 2003) and Chief Global Operations
                                                                       Officer of Morgan Stanley Investment Management Inc.

Joseph J. McAlinden (61)        Vice President   Since July 1995       Managing Director and Chief Investment Officer of the
1221 Avenue of the Americas                                            Investment Manager and Morgan Stanley Investment
New York, NY                                                           Management Inc.; Director of the Transfer Agent, Chief
                                                                       Investment Officer of the Van Kampen Funds; Vice
                                                                       President of the Institutional Funds (since July 2003)
                                                                       and the Retail Funds (since July 1995).

Amy R. Doberman (42)            Vice President   Since July 2004       Managing Director and General Counsel, U.S. Investment
1221 Avenue of the Americas                                            Management; Managing Director of Morgan Stanley
New York, NY                                                           Investment Management Inc. and the Investment Manager;
                                                                       Vice President of the Institutional and Retail Funds
                                                                       (since July 2004); previously Managing Director and
                                                                       General Counsel - Americas, UBS Global Asset Management
                                                                       (July 2000-July 2004) and General Counsel, Aeltus
                                                                       Investment Management, Inc. (January 1997-July 2000).

Stefanie V. Chang (37)          Vice President   Since July 2003       Executive Director of Morgan Stanley & Co.
1221 Avenue of the Americas                                            Incorporated, Morgan Stanley Investment Management Inc.
New York, NY                                                           and the Investment Manager; Vice President of the
                                                                       Institutional Funds (since December 1997) and the
                                                                       Retail Funds (since July 2003); formerly practiced law
                                                                       with the New York law firm of Rogers & Wells (now
                                                                       Clifford Chance US LLP).

Francis J. Smith (39)           Treasurer and    Treasurer since       Executive Director of the Investment Manager and Morgan
c/o Morgan Stanley Trust        Chief Financial  July 2003 and Chief   Stanley Services (since December 2001); Vice President
Harborside Financial Center,    Officer          Financial Officer     of the Retail Funds (September 2002-July 2003), Vice
Plaza Two,                                       since September       President of the Investment Manager and Morgan Stanley
Jersey City, NJ                                  2002                  Services (August 2000-November 2001) and Senior
                                                                       Manager at PricewaterhouseCoopers LLP (January
                                                                       1998-August 2000).

Thomas F. Caloia (58)           Vice President   Since July 2003       Executive Director (since December 2002) and Assistant
c/o Morgan Stanley Trust                                               Treasurer of the Investment Manager, the Distributor
Harborside Financial Center,                                           and Morgan Stanley Services; previously Treasurer of
Plaza Two,                                                             the Retail Funds (April 1989-July 2003); formerly First
Jersey City, NJ                                                        Vice President of the Investment Manager, the
                                                                       Distributor and Morgan Stanley Services.

Mary E. Mullin (37)             Secretary        Since July 2003       Executive Director of Morgan Stanley & Co.
1221 Avenue of the Americas                                            Incorporated, Morgan Stanley Investment Management Inc.
New York, NY                                                           and the Investment Manager; Secretary of the
                                                                       Institutional Funds (since June 1999) and the Retail
                                                                       Funds (since July 2003); formerly practiced law with
                                                                       the New York law firms of McDermott, Will & Emery and
                                                                       Skadden, Arps, Slate, Meagher & Flom LLP.


----------

* This is the earliest date the Officer began serving the Retail Funds. Each Officer serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds as applicable.

     In addition, the following individuals who are officers of the Investment Manager or its affiliates serve as assistant secretaries of each of the Funds:
Lou Anne D. McInnis, Marilyn K. Cranney, Joanne Doldo, Elisa Mitchell, Elizabeth Nelson, Sheldon Winicour and Bennett MacDougall.

     For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in each of the Funds and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Investment Manager, Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP) for the calendar year ended December 31, 2003, is shown below. Messrs. Kearns and Reid began serving as Trustees of the Funds on July 31, 2003.



                                                                              AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                               ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                            DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND      BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
   NAME OF TRUSTEE                    (AS OF DECEMBER 31, 2003)                          (AS OF DECEMBER 31, 2003)
---------------------       ---------------------------------------------     ----------------------------------------------
INDEPENDENT:

Michael Bozic                             over $100,000(2)                                   over $100,000
Edwin J. Garn                                   none                                         over $100,000
Wayne E. Hedien                           over $100,000(2)                                   over $100,000
Dr. Manuel H. Johnson                           none                                         over $100,000
Joseph J. Kearns(1)                             none                                         over $100,000
Michael E. Nugent                               none                                         over $100,000
Fergus Reid(1)                                  none                                         over $100,000

INTERESTED:

Charles A. Fiumefreddo                    over $100,000(3)                                   over $100,000
James F. Higgins                          over $100,000(3)                                   over $100,000


----------

(1) Includes the total amount of compensation deferred by the Trustee at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolio thereof) that are offered as investment options under the plan. As of December 31, 2003, Messrs. Kearns and Reid had deferred a total of $430,361 and $600,512, respectively, pursuant to the deferred compensation plan.
(2)  Active Assets Tax-Free Trust
(3)  Active Assets Money Trust and Active Assets Tax-Free Trust

     As to each Independent Trustee and his imimediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of each Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of each Fund.

     INDEPENDENT TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Retail Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Retail Funds' boards, such individuals may reject other attractive assignments because the Retail Funds make substantial demands on their time. All of the Independent Trustees serve as members of the Audit Committee. In addition, three Trustees, including two Independent Trustees, serve as members of the Insurance Committee, and three Independent Trustees serve as members of the Governance Committee. A Derivatives Committee was eliminated as of July 31, 2003.

     The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Retail Funds have a Rule 12b-1 plan.

     The Board of Trustees has a separately-designated standing Audit Committee established in accordance with section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Funds' independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm's duties, including the power to retain outside specialists; reviewing with the registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Funds' system of internal controls; and preparing and submitting Committee meeting minutes to the full Board. Each Fund has adopted a formal, written Audit Committee Charter. During the Funds' fiscal year ended June 30, 2004, the Audit Committee held eight meetings.

     The members of the Audit Committee of the Funds are currently Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns, Michael E. Nugent and Fergus Reid. None of the members of the Funds' Audit Committee is an interested person, as defined under the Investment Company Act, of each Fund. Each Independent Trustee is also "independent" from each Fund under the listing standards of the New York Stock Exchange, Inc. (NYSE). The current Chairman of the Audit Committee of each Fund is Dr. Manuel H. Johnson.

     The Board of Trustees of each Fund also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Trustees on the Funds' Board and on committees of such Board and recommends such qualified individuals for nomination by the Funds' Independent Trustees as candidates for election as Independent Trustees, advises the Funds' Board with respect to Board composition, procedures and committees, develops and recommends to the Funds' Board a set of corporate governance principles applicable to each Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund's Board of Trustees and any Board committees and oversees periodic evaluations of the Fund's Board and its committees. The members of the Governance Committee of each Fund are currently Michael Bozic, Edwin J. Garn and Fergus Reid, each of whom is an Independent Trustee. The current Chairman of the Governance Committee is Fergus Reid. During the Funds' fiscal year ended June 30, 2004, the Governance Committee held one meeting.

     The Funds do not have a separate nominating committee. While the Funds' Governance Committee recommends qualified candidates for nominations as Independent Trustees, the Board of Trustees of the Funds believe that the task of nominating prospective Independent Trustees is important enough to require the participation of all current Independent Trustees, rather than a separate committee consisting of only certain Independent Trustees. Accordingly, each current Independent Trustee (Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns, Michael E. Nugent and Fergus Reid) participates in the election and nomination of candidates for election as Independent Trustees for each Fund. Persons recommended by the Funds' Governance Committee as candidates for nomination as Independent Trustees shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board's ability to manage and direct the affairs and business of each Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Trustees of each Fund expects to be able to continue to identify from their own resources an ample number of qualified candidates for the Funds' Board as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below.

     There were 17 meetings of the Board of Trustees of each Fund held during the fiscal year ended June 30, 2004. The Independent Trustees of each Fund also met seven times during that time, in addition to the meetings of the full Board.

     Finally, the Boards have formed an Insurance Committee to review and monitor the insurance coverage maintained by each Fund. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. During the Funds' fiscal year ended June 30, 2004, the Insurance Committee held four meetings.

     ADVANTAGES OF HAVING SAME INDIVIDUALS AS TRUSTEES FOR THE RETAIL FUNDS AND INSTITUTIONAL FUNDS. The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Retail Funds and Institutional Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Retail Funds and Institutional Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Retail Funds and Institutional Funds.

     TRUSTEE AND OFFICER INDEMNIFICATION. Each Fund's Declaration of Trust provides that no Trustee, Officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, Officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, Officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of each Fund.

     SHAREHOLDER COMMUNICATIONS. Shareholders may send communications to the Funds' Board of Trustees. Shareholders should send communications intended for the Funds' Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Funds' office or directly to such Board member(s) at the address specified for each Trustee previously noted. Other shareholder communications received by the Funds not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

C. COMPENSATION

     Effective August 1, 2003, each Independent Trustee receives an annual retainer fee of $168,000 for serving the Retail Funds and the Institutional Funds. In addition, each Independent Trustee receives $2,000 for attending each of the four quarterly board meetings and two performance meetings that occur each year, so that an Independent Director who attended all six meetings would receive total compensation of $180,000 for serving the Funds. The Chairman of the Audit Committee receives an additional annual retainer fee of $60,000. Other Committee Chairmen and the Deputy Chairman of the Audit Committee receive an additional annual retainer fee of $30,000. The aggregate compensation paid to each Independent Trustee is paid by the Retail Funds and the Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and the Institutional Funds based on the relative net assets of each of the funds/portfolios. Mr. Fiumefreddo receives an annual fee for his services as Chairman of the Boards of the Retail Funds and the Institutional Funds and for administrative services provided to each Board.

     Each of the Funds also reimburse such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Funds who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Funds for their services as Trustee or Officer.

     Prior to August 1, 2003, each of the Funds paid each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Funds paid the Chairman of the Audit Committee an additional annual fee of $750 and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). With the exception of an Audit Committee Meeting, if a Board meeting and a meeting of the Independent Trustees and/or one or more Committee meetings took place on a single day, the Trustees were paid a single meeting fee by each of the Funds.

     Effective April 1, 2004, each of the Funds began a Deferred Compensation Plan (the "DC Plan"), which allows each Independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the Plan. At the Trustee's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.

     Prior to April 1, 2004, the Institutional Funds maintained a similar Deferred Compensation Plan (the "Prior DC Plan"), which also allowed each Independent Trustee to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Trustees throughout the year. The DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the DC Plan (except for amounts due to be paid during the calendar year 2004 which will remain subject to the terms of the Prior DC Plan).

     The following tables show aggregate compensation paid to the Funds' Trustees from the Funds for the fiscal year ended June 30, 2004. Messrs. Kearns and Reid began serving as Trustees of the Funds on July 31, 2003.

                      AGGREGATE COMPENSATION FROM THE FUNDS



                                                                              ACTIVE ASSETS     ACTIVE ASSETS
                                             ACTIVE ASSETS    ACTIVE ASSETS     CALIFORNIA        GOVERNMENT
                                              MONEY TRUST    TAX-FREE TRUST   TAX-FREE TRUST   SECURITIES TRUST
                                             -------------   --------------   --------------   ----------------
Michael Bozic(1)(3)                             $ 34,052         $ 4,404         $    917           $ 1,683
Charles A. Fiumefreddo*(2)                        58,660           7,893            1,911             3,249
Edwin J. Garn(1)(3)                               34,052           4,404              917             1,683
Wayne E. Hedien(1)(2)                             34,052           4,404              917             1,683
James F. Higgins*                                      0               0                0                 0
Dr. Manuel H. Johnson(1)                          45,319           5,756            1,102             2,124
Joseph J. Kearns(1)                               39,982           5,375            1,304             2,199
Michael E. Nugent(1)(2)                           39,655           5,049              978             1,872
Fergus Reid(1)(3)                                 39,982           5,375            1,304             2,199


----------

(*) Messrs. Fiumefreddo and Higgins are deemed to be "interested persons" of the Fund as that term is defined in the Investment Company Act.
(1) Member of the Audit Committee. Dr. Johnson is the Chairman of the Audit Committee and Mr. Kearns is the Deputy Chairman of the Audit Committee.
(2) Member of the Insurance Committee. Mr. Nugent is the Chairman of the Insurance Committee.
(3) Member of the Governance Committee. Mr. Reid is the Chairman of the Governance Committee.

     The following table shows aggregate compensation paid to each of the Funds' Trustees by the Fund Complex (which includes all of the Retail and Institutional Funds) for the calendar year ended December 31, 2003. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this table are presented on a calendar-year basis. Messrs. Bozic, Fiumefreddo, Garn, Hedien, Johnson and Higgins began serving as Trustees of the Institutional Funds on July 31, 2003, and served as Trustees of the Retail Funds during the calendar year ended December 31, 2003. Messrs. Kearns and Reid began serving as Trustees of the Retail Funds on July 31, 2003, and served as Trustees of the

Institutional Funds during the calendar year ended December 31, 2003. Mr. Nugent served as Trustee of both the Institutional Funds and the Retail Funds during the calendar year ended December 31, 2003.

                       CASH COMPENSATION FROM FUND COMPLEX



                                                                         NUMBER OF
                                                                     PORTFOLIOS IN THE
                                                                        FUND COMPLEX     TOTAL COMPENSATION
                                                                       FROM WHICH THE       FROM THE FUND
                                                                      TRUSTEE RECEIVED     COMPLEX PAYABLE
NAME OF TRUSTEE                                                         COMPENSATION         TO TRUSTEES
---------------                                                      -----------------   ------------------
Michael Bozic                                                               208              $  164,400
Charles A. Fiumefreddo                                                      208                 360,000
Edwin J. Garn                                                               208                 164,400
Wayne E. Hedien                                                             208                 164,300
James F. Higgins                                                            208                       0
Dr. Manuel H. Johnson                                                       208                 228,213
Joseph J. Kearns(1)                                                         209                 166,710
Michael E. Nugent                                                           208                 277,441
Fergus Reid(1)                                                              209                 149,299


----------

(1) Includes amounts deferred at the election of the Trustees under the Prior DC Plan. The total amounts of deferred compensation (including interest) payable or accrued by Messrs. Kearns and Reid are $430,361 and $600,512, respectively.

     Prior to December 31, 2003, 49 of the Retail Funds (the "Adopting Funds"), had adopted a retirement program under which an Independent Trustee who retired after serving for at least five years as an Independent Trustee of any such fund (an "Eligible Trustee") would have been entitled to retirement payments based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Director was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Trustee's retirement as shown in the table below.

     The following tables illustrate the retirement benefits accrued to the Funds' Independent Trustees by the 49 Retail Funds for the calendar year ended December 31, 2003, and the estimated retirement benefits for the Independent Trustees, from the 49 Retail Funds for each calendar year following retirement. Messrs. Kearns and Reid did not participate in the retirement program.

     RETIREMENT BENEFITS FROM THE FUNDS AND ALL MORGAN STANLEY RETAIL FUNDS

                            ACTIVE ASSETS MONEY TRUST



                                                      RETIREMENT BENEFITS ACCRUED       ESTIMATED ANNUAL BENEFITS
                                                           AS FUND EXPENSES                 UPON RETIREMENT(1)
                                                     ----------------------------     -----------------------------
                                                                       BY ALL                           FROM ALL
NAME OF INDEPENDENT TRUSTEE                          BY THE FUND   ADOPTING FUNDS     FROM THE FUND  ADOPTING FUNDS
---------------------------                          -----------   --------------     -------------  --------------
Michael Bozic                                          $  404        $  19,842           $   967        $ 47,838
Edwin J. Garn                                             640           35,306               967          47,877
Wayne E. Hedien                                           790           38,649               823          40,839
Dr. Manuel H. Johnson                                     399           20,125             1,420          70,050
Michael E. Nugent                                         709           36,265             1,269          62,646


----------

(1) Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Trustee's life.

                          ACTIVE ASSETS TAX-FREE TRUST



                                                      RETIREMENT BENEFITS ACCRUED       ESTIMATED ANNUAL BENEFITS
                                                           AS FUND EXPENSES                 UPON RETIREMENT(1)
                                                     ----------------------------     -----------------------------
                                                                       BY ALL                           FROM ALL
NAME OF INDEPENDENT TRUSTEE                          BY THE FUND   ADOPTING FUNDS     FROM THE FUND  ADOPTING FUNDS
---------------------------                          -----------   --------------     -------------  --------------
Michael Bozic                                          $  404        $  19,842           $   967        $ 47,838
Edwin J. Garn                                             640           35,306               967          47,877
Wayne E. Hedien                                           790           38,649               823          40,839
Dr. Manuel H. Johnson                                     399           20,125             1,420          70,050
Michael E. Nugent                                         709           36,265             1,269          62,646


----------

(1) Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Trustee's life.

                     ACTIVE ASSETS CALIFORNIA TAX-FREE TRUST



                                                      RETIREMENT BENEFITS ACCRUED       ESTIMATED ANNUAL BENEFITS
                                                           AS FUND EXPENSES                 UPON RETIREMENT(1)
                                                     ----------------------------     -----------------------------
                                                                       BY ALL                           FROM ALL
NAME OF INDEPENDENT TRUSTEE                          BY THE FUND   ADOPTING FUNDS     FROM THE FUND  ADOPTING FUNDS
---------------------------                          -----------   --------------     -------------  --------------
Michael Bozic                                          $  404        $  19,842           $   967       $ 47,838
Edwin J. Garn                                             717           35,306               967         47,877
Wayne E. Hedien                                           790           38,649               823         40,839
Dr. Manuel H. Johnson                                     424           20,125             1,420         70,050
Michael E. Nugent                                         794           36,265             1,269         62,646


----------

(1) Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Trustee's life.

                    ACTIVE ASSETS GOVERNMENT SECURITIES TRUST



                                                      RETIREMENT BENEFITS ACCRUED       ESTIMATED ANNUAL BENEFITS
                                                           AS FUND EXPENSES                 UPON RETIREMENT(1)
                                                     ----------------------------     -----------------------------
                                                                       BY ALL                           FROM ALL
NAME OF INDEPENDENT TRUSTEE                          BY THE FUND   ADOPTING FUNDS     FROM THE FUND  ADOPTING FUNDS
---------------------------                          -----------   --------------     -------------  --------------
Michael Bozic                                          $  404        $  19,842           $   967       $ 47,838
Edwin J. Garn                                             640           35,306               967         47,877
Wayne E. Hedien                                           790           38,649               823         40,839
Dr. Manuel H. Johnson                                     399           20,125             1,420         70,050
Michael E. Nugent                                         709           36,265             1,269         62,646


----------

(1) Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Trustee's life.

IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     As of August 10, 2004, no shareholder was known to own beneficially or of record as much as 5% of the outstanding shares of each Fund. The percentage ownership of shares of each Fund changes from time to time depending on purchases and redemptions by shareholders and the total number of shares outstanding.


     As of the date of this STATEMENT OF ADDITIONAL INFORMATION, the aggregate number of shares of beneficial interest of each Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.

V. INVESTMENT MANAGEMENT AND OTHER SERVICES

A. INVESTMENT MANAGER

     The Investment Manager to each Fund is Morgan Stanley Investment Advisors Inc., a Delaware corporation, whose address is 1221 Avenue of the Americas, New York, NY 10020. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.


     Pursuant to separate Investment Management Agreements (the "Management Agreements") with the Investment Manager, each Fund has retained the Investment Manager to provide administrative services and to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. Each Fund pays the Investment Manager monthly compensation calculated daily by applying the following annual rates to the net assets of the Fund, determined as of the close of business on every business day: 0.50% of the portion of the daily net assets not exceeding $500 million; 0.425% of the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.375% of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.35% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.325% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.30% of the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.275% of the portion of the daily net assets exceeding $2.5 billion but not exceeding $3 billion; 0.25% of the portion of the daily net assets exceeding $3 billion; and with respect to Active Assets Money Trust, 0.249% of the portion of daily net assets exceeding $15 billion but not exceeding $17.5 billion; and 0.248% of the portion of daily net assets exceeding $17.5 billion but not exceeding $25 billion; and 0.247% of the portion of daily net assets exceeding $25 billion but not exceeding $30 billion; and 0.246% of the portion of daily net assets exceeding $30 billion; and with respect to Active Assets Tax-Free Trust, 0.249% of the portion of daily net assets exceeding $15 billion.

     For the fiscal years ended June 30, 2002, 2003 and 2004, ACTIVE ASSETS MONEY TRUST accrued to the Investment Manager total compensation under its Management Agreement in the amounts of $70,005,737, $64,385,989 and $59,855,766, respectively.

     For the fiscal years ended June 30, 2002, 2003 and 2004, ACTIVE ASSETS TAX-FREE TRUST accrued to the Investment Manager total compensation under its Management Agreement in the amounts of $11,070,161, $11,034,476 and $10,917,193, respectively.

     For the fiscal years ended June 30, 2002, 2003 and 2004, ACTIVE ASSETS CALIFORNIA TAX-FREE TRUST accrued to the Investment Manager total compensation under its Management Agreement in the amounts of $3,768,683, $3,723,198 and $3,560,342, respectively.

     For the fiscal years ended June 30, 2002, 2003 and 2004, ACTIVE ASSETS GOVERNMENT SECURITIES TRUST accrued to the Investment Manager total compensation under its Management Agreement in the amounts of $6,675,587, $6,025,221 and $5,457,114, respectively.


     The Investment Manager has retained its wholly-owned subsidiary, Morgan Stanley Services, to perform administrative services for each Fund.


     In approving the Management Agreements, the Board of Trustees of each Fund other than Active Assets Money Trust, including the Independent Trustees, considered the nature, quality and scope of the services provided by the Investment Manager; the performance, fees and expenses of each Fund compared to other similar investment companies; the Investment Manager's expenses in providing the services; the profitability of the Investment Manager and its affiliated companies and other benefits they derive from their relationship with each Fund; and the extent to which economies of scale are shared with each Fund. The Independent Trustees met with and reviewed reports from third parties about the foregoing factors and changes, if any, in such items since the preceding year's deliberations. The Independent Trustees noted their confidence in the capability and integrity of the senior management and staff of the Investment Manager and the financial strength of the Investment Manager and its affiliated companies.

The Independent Trustees weighed the foregoing factors in light of the advice given to them by their legal counsel as to the law applicable to the review of investment advisory contracts. Based upon its review, the Board of Trustees of each Fund other than Active Assets Money Trust, including all of the Independent Trustees, determined, in the exercise of its business judgment, that approval of the Management Agreement was in the best interests of each Fund and their shareholders. Further, the Board of Trustees, including all of the Independent Trustees, concluded that the assets of Active Assets Money Trust had grown to such a point that a reduced rate on incremental assets was appropriate in order to pass on to shareholders economies of scale. Accordingly, a breakpoint in the advisory fee was approved.


B. PRINCIPAL UNDERWRITER

     Each Fund's principal underwriter is the Distributor (which has the same address as the Investment Manager). In this capacity, each Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley DW, which through its own sales organization sells shares of each Fund. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.

     The Distributor bears all expenses it may incur in providing services under each Distribution Agreement. The Distributor also pays certain expenses in connection with the distribution of each Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of each Fund's shares. Each Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. Each Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

     Each Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to each Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

C. SERVICES PROVIDED BY THE INVESTMENT MANAGER

     The Investment Manager manages the investment of each Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of each Fund in a manner consistent with its investment objective.


     Under the terms of each Management Agreement, in addition to managing each Fund's investments, the Investment Manager maintains certain of each Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of the independent registered public accounting firm and attorneys is, in the opinion of the Investment Manager, necessary or desirable). The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Funds.

     Expenses not expressly assumed by the Investment Manager under each Management Agreement or by the Distributor, will be paid by the applicable Fund. These expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs; the cost and expense of printing, including typesetting, and distributing prospectuses; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Funds or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager); fees and expenses of the Fund's independent registered public accounting firm; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation.


     Each Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.


     Each Management Agreement will remain in effect from year to year thereafter, provided continuance of the Management Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the applicable Fund, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Independent Trustees.


D. RULE 12b-1 PLAN

     In accordance with a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act between each Fund and the Distributor, the Distributor provides certain services in connection with the promotion of sales of each Fund's shares (a "Plan").

     Each Plan provides that the Distributor bears the expense of all promotional and distribution related activities on behalf of the respective Fund, except for expenses that the Trustees determine to reimburse, as described below. The following activities and services may be provided by the Distributor under each Plan: (1) compensation to and expenses of Morgan Stanley DW's and other selected Broker-Dealers' Financial Advisors and other employees, including overhead and telephone expenses; (2) sales incentives and bonuses to sales representatives and to marketing personnel in connection with promoting sales of each Fund's shares; (3) expenses incurred in connection with promoting sales of each Fund's shares; (4) preparing and distributing sales literature; and (5) providing advertising and promotional activities, including direct mail solicitation and television, radio, newspaper, magazine and other media advertisements.

     Morgan Stanley DW Financial Advisors are paid an annual residual commission, currently a residual of up to 0.10% of the current value of the respective accounts for which they are the Financial Advisor of record. The residual is a charge which reflects residual commissions paid by Morgan Stanley DW to its Financial Advisors and Morgan Stanley DW's expenses associated with the servicing of shareholders' accounts, including the expenses of operating Morgan Stanley DW's branch offices in connection with the servicing of shareholders' accounts, which expenses include lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies and other expenses relating to branch office serving of shareholder accounts.

      Each Fund is authorized to reimburse specific expenses incurred or to be incurred in promoting the distribution of the Fund's shares. Reimbursement is made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.15 of 1% of each Fund's average daily net assets during the month. No interest or other financing charges will be incurred for which reimbursement payments under the Plan will be made. In addition, no interest charges, if any, incurred on any distribution expense incurred by the Distributor or other selected dealers pursuant to the Plan, will be reimbursable under the Plan. In the case of all expenses other than expenses representing a residual to Financial Advisors, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including a majority of the Independent 12b-1 Trustees. Expenses representing a residual to Financial Advisors may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be expended by each Fund, the Investment Manager provides and the Trustees review a quarterly budget of projected incremental distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees determine which particular expenses, and the portions thereof, that may be borne by each Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's shares.


     ACTIVE ASSETS MONEY TRUST reimbursed $22,573,197 to the Distributor pursuant to the Plan which amounted to 0.10% of 1% of the Fund's average daily net assets for the fiscal year ended June 30, 2004. Based upon the total amounts spent by the Distributor during the period, it is estimated that the amount paid by ACTIVE ASSETS MONEY TRUST to the Distributor for distribution was spent in approximately the following ways: (i) advertising -- $0; (ii) printing and mailing PROSPECTUSES to other than current shareholders -- $0; (iii) compensation to underwriters -- $0; (iv) compensation to dealers -- $0; (v) compensation to sales personnel -- $0; (vi) and other, which includes payments to Morgan Stanley DW for expenses substantially all of which relate to compensation of sales personnel and associated overhead expenses -- $22,573,197. No payments under the Plan were made for interest, carrying or other financing charges.

     ACTIVE ASSETS TAX-FREE TRUST reimbursed $3,038,166 to the Distributor pursuant to the Plan which amounted to 0.10% of 1% of the Fund's average daily net assets for the fiscal year ended June 30, 2004. Based upon the total amounts spent by the Distributor during the period, it is estimated that the amount paid by ACTIVE ASSETS TAX-FREE TRUST to the distributor for distribution was spent in approximately the following ways: (i) advertising -- $0; (ii) printing and mailing PROSPECTUSES to other than current shareholders -- $0; (iii) compensation to underwriters -- $0; (iv) compensation to dealers -- $0; (v) compensation to sales personnel -- $0; and (vi) other, which includes payments to Morgan Stanley DW for expenses substantially all of which relate to compensation of sales personnel and associated overhead expenses -- $3,038,166. No payments under the Plan were made for interest, carrying or other financing charges.

     ACTIVE ASSETS CALIFORNIA TAX-FREE TRUST reimbursed $737,223 to the Distributor pursuant to the Plan which amounted to 0.10% of 1% of the Fund's average daily net assets for the fiscal year ended June 30, 2004. Based upon the total amounts spent by the Distributor during the period, it is estimated that the amount paid by ACTIVE ASSETS CALIFORNIA TAX-FREE TRUST to the Distributor for distribution was spent in approximately the following ways: (i) advertising -- $0; (ii) printing and mailing PROSPECTUSES to other than current shareholders -- $0; (iii) compensation to underwriters -- $0; (iv) compensation to dealers -- $0; (v) compensation to sales personnel -- $0; and (vi) other, which includes payments to Morgan Stanley DW for expenses substantially all of which relate to compensation of sales personnel and associated overhead expenses -- $737,223. No payments under the Plan were made for interest, carrying or other financing charges.

     ACTIVE ASSETS GOVERNMENT SECURITIES TRUST reimbursed $1,273,461 to the Distributor pursuant to the Plan which amounted to 0.10% of 1% of the Fund's average daily net assets for the fiscal year ended June 30, 2004. Based upon the total amounts spent by the Distributor during the period, it is estimated that the amount paid by ACTIVE ASSETS GOVERNMENT SECURITIES TRUST to the Distributor for distribution was spent in approximately the following ways: (i) advertising -- $0; (ii) printing and mailing PROSPECTUSES to other than current shareholders -- $0; (iii) compensation to underwriters -- $0; (iv) compensation to dealers -- $0; (v) compensation to sales personnel -- $0; and (vi) other, which includes payments to Morgan Stanley DW for expenses substantially all of which relate to compensation of sales personnel and associated overhead expenses -- $1,273,461. No payments under the Plan were made for interest, carrying or other financing charges.


     Under each Plan, the Distributor uses its best efforts in rendering services to each Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

     Under each Plan, the Distributor provides each Fund, for review by the Trustees, and the Trustees review, promptly after the end of each calendar quarter, a written report regarding the incremental distribution expenses incurred on behalf of the Fund during such calendar quarter, which report includes (1) an itemization of the types of expenses and the purposes therefore;
(2) the amounts of such expenses;

and (3) a description of the benefits derived by the Fund. In the Trustees' quarterly review of each Plan they consider its continued appropriateness and the level of compensation provided therein.

     No interested person of each Fund nor any Independent Trustee has any direct financial interest in the operation of each Plan except to the extent that the Distributor, the Investment Manager, Morgan Stanley DW, Morgan Stanley Services or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of each Plan or as a result of receiving a portion of the amounts expended thereunder by the respective Fund.

     On an annual basis, the Trustees, including a majority of the Independent Trustees, consider whether each Plan should be continued. Prior to approving the most recent continuation of each Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue each Plan, the Trustees considered: (1) the applicable Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2) the benefits the applicable Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that the Plan is essential to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, is essential for effective investment management; and without the reimbursement of distribution and account maintenance expenses of Morgan Stanley DW's branch offices made possible by the 12b-1 fees, Morgan Stanley DW could not establish and maintain an effective system for distribution, servicing of the Funds' shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the applicable Fund and its shareholders. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of each Plan would be in the best interest of the applicable Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Trustees' quarterly review of each Plan, they will consider its continued appropriateness and the level of compensation provided therein.

     Each Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the respective Fund, and all material amendments to the Plan must also be approved by the Trustees. Each Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the respective Fund (as defined in the Investment Company Act) on not more than 30 days' written notice to any other party to the Plan. So long as a Fund's Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

E. OTHER SERVICE PROVIDERS

(1) TRANSFER AGENT/DIVIDEND-PAYING AGENT

     Morgan Stanley Trust is the transfer agent for each Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, NJ 07311.


(2) CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


     The Bank of New York, 100 Church Street, New York, NY 10286 is the Custodian for each Fund's assets. Any of the Funds' cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.


     Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, is the independent registered public accounting firm of each Fund. The independent registered public accounting firm is responsible for auditing the annual financial statements of each Fund.


(3) AFFILIATED PERSONS

     The Transfer Agent is an affiliate of the Investment Manager and the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from each Fund and is reimbursed for its out-of-pocket expenses in connection with such services.

F. CODES OF ETHICS

     The Funds, the Investment Manager and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Funds, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.


G. PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

     The Funds' policies and procedures with respect to the voting of proxies relating to the Funds' portfolio securities and information on how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling (800) 869-NEWS or by visiting the Mutual Fund Center on our web site at www.morganstanley.com. This information is also available on the Securities and Exchange Commission's (the "SEC") web site at http://www.sec.gov.


VI. BROKERAGE ALLOCATION AND OTHER PRACTICES

A. BROKERAGE TRANSACTIONS

     Subject to the general supervision of the Trustees, the Investment Manager is responsible for decisions to buy and sell securities for each Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Each Fund expects that the primary market for the securities in which it intends to invest will generally be the over-the-counter market. Securities are generally traded in the over-the-counter market on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Each Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. On occasion, each Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.


     During the fiscal years ended June 30, 2002, 2003 and 2004, the Funds paid no such brokerage commissions or concessions.


B. COMMISSIONS


     Pursuant to an order of the SEC, each Fund may effect principal transactions in certain money market instruments with Morgan Stanley DW. Each Fund will limit its transactions with Morgan Stanley DW to U.S. government and Government Agency Securities, Bank Money Instruments (i.e. Certificates of Deposit and Bankers' Acceptances) and Commercial Paper (not including Tax-Exempt Municipal Paper). The transactions will be effected with Morgan Stanley DW only when the price available from Morgan Stanley DW is better than that available from other dealers.

     During the fiscal years ended June 30, 2002, 2003 and 2004, the Funds did not effect any principal transactions with Morgan Stanley DW.


     Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for a Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commen-surate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Funds do not reduce the management fee they pay to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.


     During the fiscal years ended June 30, 2002, 2003 and 2004, the Funds paid no brokerage commissions to an affiliated broker or dealer.


C. BROKERAGE SELECTION

     The policy of each Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions.

     In seeking to implement the Funds' policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Funds or the Investment Manager. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities.

     The information and services received by the Investment Manager from brokers and dealers may be utilized by the Investment Manager and any of its asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Funds directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Investment Manager and thereby reduce its expenses, it is of indeterminable value and the Funds do not reduce the management fee they pay to the Investment Manager by any amount that may be attributable to the value of such services.

     The Investment Manager and certain of its affiliates, currently serve as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Investment Manager and its affiliates to cause purchase and sale transactions to be allocated among clients whose assets they manage (including the Fund) in such manner they deem equitable. In making such allocations among the Funds and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of each Fund and other client accounts. The Investment Manager and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

D. DIRECTED BROKERAGE


     During the fiscal year ended June 30, 2004, the Funds did not pay any brokerage commissions to brokers because of research services provided.


E. REGULAR BROKER-DEALERS


     During the fiscal year ended June 30, 2004, ACTIVE ASSETS MONEY TRUST purchased securities issued by General Electric Capital Corp., Goldman Sachs Group Inc., Wells Fargo Brokerage Services, UBS Securities LLC, Deutsche Securities Inc., Royal Bank of Scotland, Merrill Lynch & Co., Barclays Capital Inc. and Bank of America Securities LLC; which issuers were among the top ten brokers or the ten dealers which executed transactions for or with ACTIVE ASSETS MONEY TRUST in the largest dollar amounts during the year. At June 30, 2004 ACTIVE ASSETS MONEY TRUST held securities issued by Barclays Capital Inc., Deutsche Securities Inc., Royal Bank of Scotland, UBS Securities LLC, Wells Fargo Brokerage Services, Bank of America Securities LLC and General Electric Capital Corp.; with market values of $1,049,403,542, $948,711,333, $237,078,169,
$644,127,299, $790,000,000, $675,000,000 and $1,087,939,103, respectively.

     During the fiscal year ended June 30, 2004, Active Assets Tax-Free Trust, Active Assets California Tax-Free Trust and Active Assets Government Securities Trust did not purchase securities issued by brokers or dealers that were among the ten brokers or the ten dealers which executed transactions for or with the Funds in the largest dollar amounts during the year. At June 30, 2004, the Funds did not own any securities issued by any of such issuers.

F. REVENUE SHARING

     The Investment Manager and/or the Distributor may pay compensation, out of their own resources and not as an additional charge to the Fund, to Morgan Stanley DW and certain unaffiliated brokers, dealers or other financial intermediaries ("Intermediaries") in connection with the sale, distribution, retention and/or servicing of Fund shares. For example, the Investment Manager or the Distributor may pay additional compensation to Morgan Stanley DW and to Intermediaries for the purpose of promoting the sale of Fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services. Such payments are in addition to any distribution-related or transfer agency/shareholder servicing fees that may be payable by the Fund or by the Distributor. The additional payments may be based on current assets, gross sales, the Fund's advisory fee or other measures as determined from time to time by the Investment Manager or the Distributor. The amount of these payments, as determined from time to time by the Investment Manager or the Distributor, may be substantial and may be different for different Intermediaries.

     These payments currently include, on sales (except purchases through 401(k) platforms) through Morgan Stanley DW's Partners Program1, an amount equal to 0.025% on the value of the Fund shares acquired by exchange from another open-end retail fund AND whose shares had been held for a one-year period or more.

     The prospect of receiving, or the receipt of, additional compensation, as described above, by Morgan Stanley DW or other Intermediaries may provide Morgan Stanley DW or other Intermediaries and/or Financial Advisors and other salespersons with an incentive to favor sales of shares of the Fund over other investment options with respect to which Morgan Stanley DW or an Intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund or the amount that the Fund receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

     In addition to the payments described above, Morgan Stanley reports its segment results utilizing an allocation methodology which reflects the economics of each business segment by representing transactions as if conducted between a Morgan Stanley business segment and an external party. Accordingly, for sales of Money Market Funds, an amount equal to a portion of the Fund's advisory fee is reflected, for financial reporting purposes only, as paid by the Investment Manager to a Morgan Stanley business segment.


----------

(1) Thirteen of the largest and most well known mutual fund families are participants in Morgan Stanley DW's Partners Program, including the Morgan Stanley Funds. These fund families have greater access to Financial Advisors so that they can provide training and other presentations concerning their funds. The current participants in the Partners Program are AIM, AllianceBernstein, Davis, Dreyfus, Eaton Vance, Evergreen, Fidelity, Franklin Templeton Investments, Morgan Stanley Funds, PIMCO Advisors, Putnam, Scudder, and Van Kampen.


VII. CAPITAL STOCK AND OTHER SECURITIES

     The shareholders of each Fund are entitled to a full vote for each full share of beneficial interest held. The Funds are authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of each Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges.

     Each Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares.

     The Funds are not required to hold annual meetings of shareholders and in ordinary circumstances the Funds do not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or each Fund's Declaration of Trust. Under certain circumstances the Trustees may be removed by action of the Trustees. In addition, under certain circumstances the shareholders may call a meeting to remove Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.


     Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of each Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the respective Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of each Fund's assets and operations, the possibility of a Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Funds, the risk to each Fund's shareholders of personal liability is remote.


     All of the Trustees, except for James F. Higgins, Joseph J. Kearns and Fergus Reid, have been elected by the shareholders of each Fund, most recently at a special meeting of each Fund's shareholders held on May 21, 1997. The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in each Fund's Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the respective Fund.


VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES

A. PURCHASE/REDEMPTION OF SHARES

     Information concerning how the Funds' shares are offered (and how they are redeemed) is provided in the Funds' PROSPECTUS.

     TRANSFER AGENT AS AGENT. With respect to the redemption of the Funds' shares or the application of proceeds to the purchase of new shares in a Fund, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer in the performance of such functions. With respect to redemptions, the Transfer Agent is liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund is not liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

B. OFFERING PRICE

     The price of each Fund's shares, called "net asset value," is based on the value of the Fund's portfolio securities.

     Each Fund utilizes the amortized cost method in valuing its portfolio securities for purposes of determining the net asset value of its shares. Each Fund utilizes the amortized cost method in valuing its portfolio securities even though the portfolio securities may increase or decrease in market value, generally in connection with changes in interest rates. The amortized cost method of valuation involves valuing a security at its cost at the time of purchase adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the investment. During such periods, the yield to investors in the Fund may differ somewhat from that obtained in a similar company which uses marked-to-market values for all of its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher (lower) yield than would result from investment in such a similar company and existing investors would receive less (more) investment income. The purpose of this method of calculation is to facilitate the maintenance of a constant net asset value per share of $1.00.

     The use of the amortized cost method to value the portfolio securities of each Fund and the maintenance of the per share net asset value of $1.00 is permitted pursuant to Rule 2a-7 of the Investment Company Act (the "Rule") and is conditioned on its compliance with various conditions contained in the Rule including: (a) the Trustees are obligated, as a particular responsibility within the overall duty of care owed to the Funds' shareholders, to establish procedures reasonably designed, taking into account current market conditions and each Fund's investment objectives, to stabilize the net asset value per share as computed for the purpose of distribution and redemption at $1.00 per share; (b) the procedures include (i) calculation, at such intervals as the Trustees determine are appropriate and as are reasonable in light of current market conditions, of the deviation, if any, between net asset value per share using amortized cost to value portfolio securities and net asset value per share based upon available market quotations with respect to such portfolio securities; (ii) periodic review by the Trustees of the amount of deviation as well as methods used to calculate it; and (iii) maintenance of written records of the procedures, and the Trustees' considerations made pursuant to them and any actions taken upon such consideration; (c) the Trustees should consider what steps should be taken, if any, in the event of a difference of more than 1/2 of 1% between the two methods of valuation; and (d) the Trustees should take such action as they deem appropriate (such as shortening the average portfolio maturity, realizing gains or losses, withholding dividends or, as provided by the Declaration of Trust, reducing the number of outstanding shares of the Fund) to eliminate or reduce to the extent reasonably practicable material dilution or other unfair results to investors or existing shareholders which might arise from differences between the two method of valuation.

     Generally, for purposes of the procedures adopted under the Rule, the maturity of a portfolio security is deemed to be the period remaining (calculated from the trade date or such other date on which a Fund's interest in the instrument is subject to market action) until the date on which in accordance with the terms of the security the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

     A variable rate security that is subject to a demand feature is deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand. A floating rate security that is subject to a demand feature is deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

     An "NRSRO" is a nationally recognized statistical rating organization. The term "Requisite NRSROs" means (i) any two NRSROs that have issued a rating with respect to a security or class of debt obligations of an issuer, or (ii) if only one NRSRO has issued a rating with respect to such security or issuer at the time a fund purchases or rolls over the security, that NRSRO.


     An Eligible Security is generally defined in the Rule to mean (i) a rated security with a remaining maturity of 397 calendar days or less that has received a rating from the Requisite NRSROs in one of the two highest short-term rating categories (within which there may be sub-categories or gradations indicating relative standing); or (ii) an Unrated Security that is of comparable quality to a security meeting the requirements of (1) above, as determined by Trustees; (iii) in addition, in the case of a security that is subject to a Demand Feature or Guarantee: (A) the Guarantee has received a rating from an NRSRO or the Guarantee is issued by a guarantor that has received a rating from an NRSRO with respect to a class of debt obligations (or any debt obligation within that class) that is comparable in priority and security to the Guarantee, unless: (1) the Guarantee is issued by a person that directly or indirectly, controls, is controlled by or is under a common control with the issuer of the security subject to the Guarantee (other than a sponsor or a Special Purpose Entity with respect to an Asset Backed Security: (2) the security subject to the Guarantee is a repurchase agreement that is Collateralized Fully; or (3) the Guarantee itself is a Government Security and (B) the issuer of the Demand Feature, or another institution, has undertaken promptly to notify the holder of the security in the event the Demand Feature or Guarantee is substituted with another Demand Feature or Guarantee (if such substitution is permissible under the terms of the Demand Feature or Guarantee). Each Fund will limit its investments to securities that meet the requirements for Eligible Securities.


     As permitted by the Rule, the Trustees have delegated to the Funds' Investment Manager the authority to determine which securities present minimal credit risks and which unrated securities are comparable in quality to rated securities.


     Also, as required by the Rule, each Fund will limit its investments in securities, other than government securities, so that, at the time of purchase:
(a) except as further limited in (b) below with regard to certain securities, with respect to 75% of its total assets no more than 5% of its total assets will be invested in the securities of any one issuer; and (b) with respect to Eligible Securities that have received a rating in less than the highest category by any one of the NRSROs whose ratings are used to qualify the security as an Eligible Security, or that have been determined to be of comparable quality: (i) no more than 5% in the aggregate of the Fund's total assets in all such securities, and (ii) no more than the greater of 1% of total assets, or $1 million, in the securities on any one issuer.


     The presence of a line of credit or other credit facility offered by a bank or other financial institution which guarantees the payment obligation of the issuer, in the event of a default in the payment of principal or interest of an obligation, may be taken into account in determining whether an investment is an Eligible Security, provided that the guarantee itself is an Eligible Security.

     The Rule further requires that each Fund limit its investments to U.S. dollar-denominated instruments which the Trustees determine present minimal credit risks and which are Eligible Securities. The Rule also requires each Fund to maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to its objective of maintaining a stable net asset value of $1.00 per share and precludes the purchase of any instrument with a remaining maturity of more than 397 days. Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the Fund will invest its available cash in such a manner as to reduce such maturity to 90 days or less as soon as is reasonably practicable.

     If the Trustees determine that it is no longer in the best interests of a Fund and its shareholders to maintain a stable price of $1 per share or if the Trustees believe that maintaining such price no longer reflects a market-based net asset value per share, the Trustees have the right to change from an amortized cost basis of valuation to valuation based on market quotations. The Fund will notify shareholders of the Fund of any such change.

IX. TAXATION OF THE FUNDS AND THEIR SHAREHOLDERS

     ACTIVE ASSETS MONEY TRUST and ACTIVE ASSETS GOVERNMENT SECURITIES TRUST will generally pay ordinary dividends. ACTIVE ASSETS TAX-FREE TRUST will generally pay tax-exempt dividends that are normally exempt from federal (but not state) income tax. ACTIVE ASSETS CALIFORNIA TAX-FREE TRUST will generally pay tax-exempt dividends that are normally exempt from federal and California income tax. Each Fund will also make distributions of short-term gains which will be taxed as ordinary income when distributed to shareholders. Long-term capital gain distributions may also be made, although it is not anticipated that there will be any significant long-term capital gains. These types of distributions are reported differently on a shareholder's income tax return. The tax treatment of the investment activities of a Fund will affect the amount, timing and character of the distributions made by the Fund. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.


     INVESTMENT COMPANY TAXATION. Each Fund intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As such, each Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders.


     Each Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. Each Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, a Fund may instead determine to retain all or part of any capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.


     Gains or losses on sales of securities by a Fund will generally be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses.


     In computing net investment income, each Fund will amortize any premiums and original issue discounts on securities owned, if applicable. Capital gains or losses realized upon sale or maturity of such securities will be based on their amortized cost.

     Under certain tax rules, the ACTIVE ASSETS MONEY TRUST and the ACTIVE ASSETS GOVERNMENT SECURITIES TRUST may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Funds receive no payments in cash on the security during the year. To the extent that the Funds invest in such securities, they would be required to pay out such income as an income distribution in order to avoid taxation at the Fund level. Such distributions will be made from available cash of the Funds or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Investment Manager will select which securities to sell. The Funds may realize gain or loss from such sales. In the event the Funds realize net capital gains from such transactions, their shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

     All or a portion of any of ACTIVE ASSETS TAX-FREE TRUST'S and ACTIVE ASSETS CALIFORNIA TAX-FREE TRUST'S gain from tax-exempt obligations purchased at a market discount may be treated as ordinary income rather than capital gain.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. Similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by the ACTIVE ASSETS TAX-FREE TRUST and the ACTIVE ASSETS CALIFORNIA TAX-FREE TRUST could be affected. In that event, the Funds would re-evaluate their investment objective and policies.

     TAXATION OF DIVIDENDS AND DISTRIBUTIONS. ACTIVE ASSETS TAX-FREE TRUST and ACTIVE ASSETS CALIFORNIA TAX-FREE TRUST intend to qualify to pay "exempt-interest dividends" to their shareholders by maintaining, as of the close of each quarter of its taxable years, at least 50% of the value of their assets in tax-exempt securities. An exempt-interest dividend is that part of the dividend distributions made by a Fund which consists of interest received by the Fund on tax-exempt securities upon which the shareholder incurs no federal income taxes. Exempt-interest dividends are included, however, in determining what portion, if any, of a person's Social Security benefits are subject to federal income tax.

     ACTIVE ASSETS TAX-FREE TRUST and ACTIVE ASSETS CALIFORNIA TAX-FREE TRUST intend to invest a portion of their assets in certain "private activity bonds." As a result, a portion of the exempt-interest dividends paid by each Fund will be an item of tax preference to shareholders subject to the alternative minimum tax. Certain corporations which are subject to the alternative minimum tax may also have to include exempt-interest dividends in calculating their alternative minimum taxable income in situations where the "adjusted current earnings" of the corporation exceeds its alternative minimum taxable income.


     Shareholders normally will be subject to federal income tax on dividends paid from interest income derived from taxable securities and on distributions of net short-term capital gains. Such dividends and distributions are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such payments in additional shares or cash. Under recently enacted legislation, a portion of the ordinary income dividends received by a shareholder may be taxed at the same rates as long-term capital gains. However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted offset ordinary income dividends with capital losses when calculating your net capital gains or losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

     Distributions of long-term capital gains, if any, are taxable as long-term capital gains, regardless of how long the shareholder has held the applicable Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% in 2009, and the maximum rate on ordinary dividends would move to 35% in 2009 and 39.6% in 2011.


     It is not anticipated that the ordinary dividends or net long-term capital gains distributions will be eligible for the federal dividends received deduction available to corporations.

     Shareholders are generally taxed on any ordinary dividend or capital gain distributions from a Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.


     Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of U.S. tax on distributions made by a Fund of any taxable interest income and short-term capital gains.


     After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains and, for shareholders of ACTIVE ASSETS TAX-FREE TRUST and ACTIVE ASSETS CALIFORNIA TAX-FREE TRUST, the percentage of any distributions which constitute an item of tax preference for purposes of the alternative minimum tax.


     PURCHASES AND REDEMPTIONS OF THE FUNDS' SHARES. In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% in 2009. However, as each Fund intends to maintain its share price at $1.00, preserving the principal value of a shareholder's investment, a shareholder generally will not realize gain or loss on the sale or redemption of shares in a Fund.

     Gain or loss on the sale or redemption of shares in a Fund is measured by the difference between the amount received and the adjusted tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.


     OTHER CONSIDERATIONS. Interest on indebtedness incurred by shareholders to purchase or carry shares of ACTIVE ASSETS TAX-FREE TRUST or ACTIVE ASSETS CALIFORNIA TAX-FREE TRUST is not deductible. Furthermore, entities or persons who are "substantial users" (or related persons) of facilities financed by industrial development bonds should consult their tax advisers before purchasing shares of ACTIVE ASSETS TAX-FREE TRUST or ACTIVE ASSETS CALIFORNIA TAX-FREE TRUST. "Substantial user" is defined generally by Treasury Regulations Section 1.103-11(b) as including a "non-exempt person" who regularly uses in a trade or business a part of a facility financed from the proceeds of industrial development bonds.

CALIFORNIA STATE TAX

     To the extent that dividends paid by ACTIVE ASSETS CALIFORNIA TAX-FREE TRUST are derived from interest on California tax-exempt securities and on certain U.S. government securities, such dividends will also be exempt from California personal income taxes. Under California law, a fund which qualifies as a regulated investment company must have at least 50% of its total assets invested in California state and local issues or in U.S. obligations which pay interest excludable from income or in a combination of such obligations at the end of each quarter of its taxable year in order to be eligible to pay dividends to California residents which will be exempt from California personal income taxes. Unlike federal law, California law provides that no portion of the exempt-interest dividends will constitute an item of tax preference for California personal income alternative minimum tax purposes.

     For California personal income tax purposes, the shareholders of ACTIVE ASSETS CALIFORNIA TAX-FREE TRUST will not be subject to tax, or receive a credit for taxes paid by the Fund, on undistributed capital gains, if any. Under the California Revenue and Taxation Code, interest on indebtedness incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends, such as the Fund, will not be deductible by the investor for state personal income tax purposes.

     The foregoing relates to federal income taxation and to California personal income taxation as in effect as of the date of the PROSPECTUS. Distributions from interest income and capital gains, including exempt-interest dividends, may be subject to California franchise taxes if received by a corporation doing business in California, to state taxes in states other than California and to local taxes.

X. UNDERWRITERS

     Each Fund's shares are offered on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan."


XI. PERFORMANCE DATA

     ACTIVE ASSETS MONEY TRUST'S current yield for the seven days ending June 30, 2004 was 0.74%. The seven day effective annual yield on June 30, 2004 was 0.74%, assuming daily compounding.

     ACTIVE ASSETS TAX-FREE TRUST'S current yield for the seven days ending June 30, 2004 was 0.60%. The seven day effective annual yield on June 30, 2004 was 0.60%, assuming daily compounding. Based upon a federal personal income tax bracket of 35.00%, ACTIVE ASSETS TAX-FREE TRUST'S tax-equivalent yield for the seven days ending June 30, 2004 was 0.92%.

     ACTIVE ASSETS CALIFORNIA TAX-FREE TRUST'S current yield for the seven days ending June 30, 2004 was 0.44%. The seven day effective annual yield on June 30, 2004 was 0.44%, assuming daily compounding. Based upon a combined federal and California personal income tax bracket of 41.05%, ACTIVE ASSETS CALIFORNIA TAX-FREE TRUST'S tax-equivalent yield for the seven days ended June 30, 2004 was 0.75%.

     ACTIVE ASSETS GOVERNMENT SECURITIES TRUST'S current yield for the seven days ending June 30, 2004 was 0.55%. The seven day effective annual yield on June 30, 2004 was 0.55%, assuming daily compounding.

XII. FINANCIAL STATEMENTS

     The Funds' audited financial statements for the fiscal year ended June 30, 2004, including notes thereto and the report of Deloitte & Touche LLP, are herein incorporated by reference from the Funds' ANNUAL REPORTS. Copies of the Funds' ANNUAL REPORTS TO SHAREHOLDERS must accompany the delivery of this STATEMENT OF ADDITIONAL INFORMATION.

XIII. FUND COUNSEL

     Clifford Chance US LLP, located at 31 West 52nd Street, New York, New York 10019, acts as the Funds' legal counsel.


                                      *****

     This STATEMENT OF ADDITIONAL INFORMATION and the PROSPECTUS do not contain all of the information set forth in the REGISTRATION STATEMENT the Funds have filed with the SEC. The complete REGISTRATION STATEMENT may be obtained from the SEC.

APPENDIX A. MORGAN STANLEY INVESTMENT MANAGEMENT
            PROXY VOTING POLICY AND PROCEDURES


I. POLICY STATEMENT

     INTRODUCTION -- Morgan Stanley Investment Management's ("MSIM") policies and procedures for voting proxies with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary Investment Management services and for which a MSIM entity has the authority to vote their proxies. The policies and procedures and general guidelines in this section will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley Alternative Investment Partners, L.P., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Group Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Investments LP, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., and Van Kampen Advisors Inc. (each a "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

     Each MSIM Affiliate will vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to as the "MSIM Funds"), each MSIM Fund will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by its Board of Directors or Trustees. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which we manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a statement of proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.

     PROXY RESEARCH SERVICES -- To assist the MSIM Affiliates in their responsibility for voting proxies and the overall global proxy voting process, Institutional Shareholder Services ("ISS") and the Investor Responsibility Research Center ("IRRC") have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.

     VOTING PROXIES FOR CERTAIN NON-US COMPANIES -- While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and
(vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-US proxies.

II. GENERAL PROXY VOTING GUIDELINES

     To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) these Proxy Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may vote in a manner that is contrary to the following general guidelines, pursuant to the procedures set forth in Section IV. below, provided the vote is consistent with the Client Proxy Standard.

III. GUIDELINES

A. MANAGEMENT PROPOSALS

   1. When voting on routine ballot items the following proposals are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

       -  Selection or ratification of auditors.

       -  Approval of financial statements, director and auditor reports.

       -  Election of Directors.

       - Limiting Directors' liability and broadening indemnification of Directors.

       - Requirement that a certain percentage (up to 66 2/3%) of its Board's members be comprised of independent and unaffiliated Directors.

       - Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

       - Recommendations to set retirement ages or require specific levels of stock ownership by Directors.

       -  General updating/corrective amendments to the charter.

       -  Elimination of cumulative voting.

       -  Elimination of preemptive rights.

       - Provisions for confidential voting and independent tabulation of voting results.

       - Proposals related to the conduct of the annual meeting except those proposals that relate to the "transaction of such other business which may come before the meeting."

   2. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

       CAPITALIZATION CHANGES

       - Capitalization changes that eliminate other classes of stock and voting rights.

       - Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

       - Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

       -  Proposals for share repurchase plans.

       - Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

       -  Proposals to effect stock splits.

       - Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

       COMPENSATION

       - Director fees, provided the amounts are not excessive relative to other companies in the country or industry.

       - Employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.

       - Establishment of Employee Stock Option Plans and other employee ownership plans.

       ANTI-TAKEOVER MATTERS

       - Modify or rescind existing supermajority vote requirements to amend the charters or bylaws.

       - Adoption of anti-greenmail provisions provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

   3. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on the shareholder, are generally voted against (notwithstanding management support), subject to the review and approval of the Proxy Review Committee, as appropriate.

       - Capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

       - Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

       -  Creation of "blank check" preferred stock.

       -  Changes in capitalization by 100% or more.

       - Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

       - Amendments to bylaws that would require a supermajority shareholder vote to pass or repeal certain provisions.

       -  Proposals to indemnify auditors.

   4. The following types of non-routine proposals, which potentially may have a potential financial or best interest impact on an issuer, are voted as determined by the Proxy Review Committee.

       CORPORATE TRANSACTIONS

       - Mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates' research and analysis, based on, among other things, MSIM internal company-specific knowledge.

       - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.

       - Shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.

       - Executive/Director stock option plans. Generally, stock option plans should meet the following criteria:

          (i)   Whether the stock option plan is incentive based;

          (ii) For mature companies, should be no more than 5% of the issued capital at the time of approval;

          (iii) For growth companies, should be no more than 10% of the issued capital at the time of approval.

       ANTI-TAKEOVER PROVISIONS

       -  Proposals requiring shareholder ratification of poison pills.

       - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.

B. SHAREHOLDER PROPOSALS

   1. The following shareholder proposals are generally supported, subject to the review and approval of the Proxy Review Committee, as appropriate:

       -  Requiring auditors to attend the annual meeting of shareholders.

       - Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

       - Requirement that a certain percentage of its Board's members be comprised of independent and unaffiliated Directors.

       -  Confidential voting.

       -  Reduction or elimination of supermajority vote requirements.

   2. The following shareholder proposals will be voted as determined by the Proxy Review Committee.

       -  Proposals that limit tenure of directors.

       -  Proposals to limit golden parachutes.

       - Proposals requiring directors to own large amounts of stock to be eligible for election.

       -  Restoring cumulative voting in the election of directors.

       - Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations.

       -  Proposals that limit retirement benefits or executive compensation.

       -  Requiring shareholder approval for bylaw or charter amendments.

       - Requiring shareholder approval for shareholder rights plan or poison pill.

       -  Requiring shareholder approval of golden parachutes.

       -  Elimination of certain anti-takeover related provisions.

       -  Prohibit payment of greenmail.

   3. The following shareholder proposals are generally not supported, subject to the review and approval of the Committee, as appropriate.

       - Requirements that the issuer prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.

       - Restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.

       - Proposals that require inappropriate endorsements or corporate actions.

IV. ADMINISTRATION OF PROXY POLICIES AND PROCEDURES

A. PROXY REVIEW COMMITTEE

   1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing MSIM's Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them. Following are some of the functions and responsibilities of the Committee.

       (a) The Committee, which will consist of members designated by MSIM's Chief Investment Officer, is responsible for establishing MSIM's proxy voting policies and guidelines and determining how MSIM will vote proxies on an ongoing basis.

       (b) The Committee will periodically review and have the authority to amend as necessary MSIM's proxy voting policies and guidelines (as expressed in these Proxy Voting Policy and Procedures) and establish and direct voting positions consistent with the Client Proxy Standard.

       (c) The Committee will meet at least monthly to (among other matters):
           (1) address any outstanding issues relating to MSIM's Proxy Voting Policy and Procedures; and (2) generally review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy and Procedures including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Proxy Voting Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).

       (d) The Committee will meet on an ad hoc basis to (among other matters):
           (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Procedures); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in Sections I, II, and III above; and (3) determine how to vote matters for which specific direction has not been provided in Sections I, II and III above. Split votes will generally not be approved within a single Global Investor Group team. The Committee may take into account ISS recommendations and the research provided by IRRC as well as any other relevant information they may request or receive.

       (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will designate a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee may request the assistance of the Law and Compliance Departments and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

       (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s) for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly Scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

       (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable PMs, the Compliance Departments and, as necessary to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

                    ACTIVE ASSETS GOVERNMENT SECURITIES TRUST
                            PART C OTHER INFORMATION

ITEM 22. EXHIBITS

(a)(1). Declaration of Trust of the Registrant, dated March 27, 1981, is incorporated by reference to Exhibit 1(a) of Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A, filed on August 29, 1995.

(a)(2). Amendment dated May 18, 1984 to the Declaration of Trust is incorporated by reference to Exhibit 1(b) of Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A, filed on August 29, 1995.

(a)(3). Amendment dated December 17, 1984 to the Declaration of Trust is incorporated by reference to Exhibit 1(c) of Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A, filed on August 29, 1995.

(b). Amended and Restated By-Laws of the Registrant, dated April 24, 2003, is incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A, filed on August 29, 2003.

(c).     Not Applicable.

(d). Amended and Restated Investment Management Agreement, dated May 1, 2004, filed herein.

(e)(1). Amended and Restated Distribution Agreement dated May 31, 1997 is incorporated by reference to Exhibit 6 of Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A, filed on August 22, 1997.

(e)(2). Selected Dealer Agreement, dated January 4, 1993, between Dean Witter Distributors Inc. and Dean Witter Reynolds Inc. is incorporated by reference to Exhibit 5(b) of Post-Effective Amendment No. 21 to the Registration Statement on N-1A, filed on June 16, 1999.

(f). Second Amended and Restated Retirement Plan for Non-Interested Directors or Trustees is incorporated by reference to Exhibit 6 of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on June 16, 1999.

(g)(1). Custody Agreement, dated September 20, 1991, between The Bank of New York and the Registrant is incorporated by reference to Exhibit 8 of Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A, filed on August 29, 1995.

(g)(2). Amendment dated April 17, 1996 to the Custody Agreement is incorporated by reference to Exhibit 8 of Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A, filed on August 22, 1996.

(g)(3). Amendment to the Custody Agreement dated June 15, 2001, is incorporated by reference to Exhibit 7(c) of Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A, filed on August 27, 2001.

(g)(4). Foreign Custody Manager Agreement dated June 15, 2001, is incorporated by reference to Exhibit 7(d) of Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A, filed on August 27, 2001.

(h)(1). Amended and Restated Transfer Agency and Service Agreement between the Registrant and Morgan Stanley Trust, dated September 1, 2000, is incorporated by reference to Exhibit 8(a) of Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A, filed on August 27, 2001.

(h)(2).  Amended and Restated Services Agreement is incorporated by reference to
         Exhibit 9 of Post-Effective No. 20 to the Registration Statement on Form N-1A, filed on August 20, 1998.

(i)(1).  Opinion and Consent of Clifford Chance US LLP, filed herein.

(i)(2)   Opinion of Dechert LLP, Massachusetts Counsel.

(j).     Consent of Independent Registered Public Accounting Firm, filed herein.

(k).     Not Applicable.

(l).     Not Applicable.

(m). Amended and Restated Plan of Distribution pursuant to Rule 12b-1, dated January 30, 2004, filed herein.

(n)(1).  Code of Ethics of Morgan Stanley Investment Management, filed herein.

(n)(2).  Code of Ethics of the Morgan Stanley Funds, filed herein.

Other    Powers of Attorney of Trustees, dated January 30, 2004, filed herein.

ITEM 23. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

     None

ITEM 24. INDEMNIFICATION.

     Pursuant to Section 5.3 of the Registrant's Declaration of Trust and under
Section 4.8 of the Registrant's By-Laws, the indemnification of the Registrant's trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

     Pursuant to Section 5.2 of the Registrant's Declaration of Trust and paragraph 8 of the Registrant's Investment Management Agreement, neither the Investment Manager nor any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

     The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

     The Registrant, in conjunction with the Investment Manager, the Registrant's Trustees, and other registered investment management companies managed by the Investment Manager, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify him.

ITEM 25. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

     See "Fund Management" in the Prospectus regarding the business of the investment advisor. The following information is given regarding officers of Morgan Stanley Investment Advisors Inc. ("Morgan Stanley Investment Advisors"). Morgan Stanley Investment Advisors is a wholly-owned subsidiary of Morgan Stanley & Co. Incorporated.

THE PRINCIPAL ADDRESSES ARE AS FOLLOWS:

MORGAN STANLEY SERVICES COMPANY INC. ("MORGAN STANLEY SERVICES")
c/o Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311

MORGAN STANLEY DISTRIBUTORS INC. ("MORGAN STANLEY DISTRIBUTORS")
MORGAN STANLEY DW INC. ("MORGAN STANLEY DW")
MORGAN STANLEY FUNDS
MORGAN STANLEY INVESTMENT ADVISORS INC.
MORGAN STANLEY INVESTMENT MANAGEMENT
MORGAN STANLEY INVESTMENT MANAGEMENT INC.
MORGAN STANLEY INVESTMENT GROUP INC. ("MORGAN STANLEY INVESTMENT GROUP") THE UNIVERSAL INSTITUTIONAL FUNDS, INC. ("UNIVERSAL INSTITUTIONAL FUNDS") 1221 Avenue of the Americas New York, New York 10020.

MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT LTD.
MORGAN STANLEY & CO. INTERNATIONAL LIMITED ("MORGAN STANLEY & CO.
INTERNATIONAL")
25 Cabot Square, London, England.

MORGAN STANLEY INSTITUTIONAL FUND TRUST
MORGAN STANLEY DISTRIBUTION, INC.
One Tower Bridge, West Conshohocken, PA 19428.

VAN KAMPEN INVESTMENT ASSET MANAGEMENT INC. ("VAN KAMPEN")
1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181

MORGAN STANLEY TRUST ("MORGAN STANLEY TRUST")
Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311.

        NAME AND POSITION WITH               OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT,
  MORGAN STANLEY INVESTMENT ADVISORS           INCLUDING NAME, PRINCIPAL ADDRESS AND NATURE OF CONNECTION
--------------------------------------   ------------------------------------------------------------------------
Mitchell M. Merin                        President and Chief Operating Officer of Morgan Stanley Investment
President, Chief Executive Officer       Management; Chairman and Director of Morgan Stanley Distributors;
and Director                             Chairman and Director of Morgan Stanley Trust; President, Chief
                                         Executive Officer and Director of Morgan Stanley Services; President of
                                         the Morgan Stanley Retail Funds and the Institutional Funds; Director of
                                         Morgan Stanley Investment Management Inc.; Director of various Morgan
                                         Stanley subsidiaries; Trustee, President and Chief Executive Officer of
                                         the Van Kampen Open-End Funds; President and Chief Executive Officer of
                                         the Van Kampen Closed-End Funds.

Barry Fink                               Managing Director and General Counsel of Morgan Stanley Investment
Managing Director                        Management; Managing Director and Director of Morgan Stanley Services;
and Director                             Managing Director, Secretary, and Director of Morgan Stanley
                                         Distributors; Vice President of the Morgan Stanley Funds.

Joseph J. McAlinden                      Chief Investment Officer and Managing Director of Morgan Stanley
Managing Director and                    Investment Management Inc.; Director of Morgan Stanley Trust.
Chief Investment Officer

Ronald E. Robison                        Principal Executive Officer-Office of the Fund; Managing Director, Chief
Managing Director, Chief                 Administrative Officer and Director of Morgan Stanley Services; Chief
Administrative Officer and               Executive Officer and Director of Morgan Stanley Trust; Managing
Director                                 Director of Morgan Stanley Distributors; Executive Vice President and
                                         Principal Executive Officer of the Morgan Stanley Funds; Director of
                                         Morgan Stanley SICAV.

P. Dominic Caldecott                     Managing Director of Morgan Stanley Investment Management Inc. and
Managing Director                        Morgan Stanley Investment Management Limited; Vice President and
                                         Investment Manager of Morgan Stanley & Co. International.

Rajesh K. Gupta                          Managing Director and Chief Administrative Officer-Investments of Morgan
Managing Director and Chief              Stanley Investment Management Inc.
Administrative Officer-Investments

John B. Kemp, III                        President and Chief Executive Officer of Morgan Stanley Distributors.
Executive Director

Francis J. Smith                         Executive Director of Morgan Stanley Services; Vice President and Chief
Executive Director                       Financial Officer of the Morgan Stanley Funds.

ITEM 26. PRINCIPAL UNDERWRITERS

(a) Morgan Stanley Distributors Inc., a Delaware corporation, is the principal underwriter of the Registrant. Morgan Stanley Distributors is also the principal underwriter of the following investment companies:

(1) Active Assets California Tax-Free Trust
(2) Active Assets Government Securities Trust
(3) Active Assets Institutional Government Securities Trust
(4) Active Assets Institutional Money Trust
(5) Active Assets Money Trust
(6) Active Assets Tax-Free Trust

(7) Morgan Stanley Aggressive Equity Fund
(8) Morgan Stanley Allocator Fund
(9) Morgan Stanley American Opportunities Fund
(10) Morgan Stanley Balanced Growth Fund
(11) Morgan Stanley Balanced Income Fund
(12) Morgan Stanley Biotechnology Fund
(13) Morgan Stanley California Tax-Free Daily Income Trust
(14) Morgan Stanley California Tax-Free Income Fund
(15) Morgan Stanley Capital Opportunities Trust
(16) Morgan Stanley Convertible Securities Trust
(17) Morgan Stanley Developing Growth Securities Trust
(18) Morgan Stanley Dividend Growth Securities Inc.
(19) Morgan Stanley European Growth Fund Inc.
(20) Morgan Stanley Federal Securities Trust
(21) Morgan Stanley Financial Services Trust
(22) Morgan Stanley Flexible Income Trust
(23) Morgan Stanley Fund of Funds
(24) Morgan Stanley Fundamental Value Fund
(25) Morgan Stanley Global Advantage Fund
(26) Morgan Stanley Global Dividend Growth Securities
(27) Morgan Stanley Global Utilities Fund
(28) Morgan Stanley Growth Fund
(29) Morgan Stanley Hawaii Municipal Trust
(30) Morgan Stanley Health Sciences Trust
(31) Morgan Stanley High Yield Securities Inc.
(32) Morgan Stanley Income Builder Fund
(33) Morgan Stanley Information Fund
(34) Morgan Stanley International Fund
(35) Morgan Stanley International SmallCap Fund
(36) Morgan Stanley International Value Equity Fund
(37) Morgan Stanley Japan Fund
(38) Morgan Stanley KLD Social Index Fund
(39) Morgan Stanley Latin American Growth Fund
(40) Morgan Stanley Limited Duration Fund
(41) Morgan Stanley Limited Duration U.S. Treasury Trust

(42) Morgan Stanley Limited Term Municipal Trust
(43) Morgan Stanley Liquid Asset Fund Inc.
(44) Morgan Stanley Mid-Cap Value Fund
(45) Morgan Stanley Multi-State Municipal Series Trust
(46) Morgan Stanley Nasdaq-100 Index Fund
(47) Morgan Stanley Natural Resource Development Securities Inc.
(48) Morgan Stanley New York Municipal Money Market Trust
(49) Morgan Stanley New York Tax-Free Income Fund
(50) Morgan Stanley Pacific Growth Fund Inc.
(51) Morgan Stanley Prime Income Trust
(52) Morgan Stanley Quality Income Trust
(53) Morgan Stanley Real Estate Fund
(54) Morgan Stanley S&P 500 Index Fund
(55) Morgan Stanley Select Dimensions Investment Series
(56) Morgan Stanley Small-Mid Special Value Fund
(57) Morgan Stanley Special Growth Fund
(58) Morgan Stanley Special Value Fund
(59) Morgan Stanley Strategist Fund
(60) Morgan Stanley Tax-Exempt Securities Trust
(61) Morgan Stanley Tax-Free Daily Income Trust
(62) Morgan Stanley Total Market Index Fund
(63) Morgan Stanley Total Return Trust
(64) Morgan Stanley U.S. Government Money Market Trust
(65) Morgan Stanley U.S. Government Securities Trust
(66) Morgan Stanley Utilities Fund
(67) Morgan Stanley Value-Added Market Series
(68) Morgan Stanley Value Fund
(69) Morgan Stanley Variable Investment Series

(b) The following information is given regarding directors and officers of Morgan Stanley Distributors not listed in Item 25 above. The principal address of Morgan Stanley Distributors is 1221 Avenue of the Americas, New York, New York 10020. None of the following persons has any position or office with the Registrant.

                                  POSITIONS AND OFFICE WITH
NAME                             MORGAN STANLEY DISTRIBUTORS
----                    -------------------------------------------
John Schaeffer                            Director

Fred Gonfiantini        Executive Director and Financial Operations
                              Principal of MS Distributors Inc.

ITEM 27. LOCATION OF ACCOUNTS AND RECORDS

     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained by the Investment Manager at its offices, except records relating to holders of shares issued by the Registrant, which are maintained by the Registrant's Transfer Agent, at its place of business as shown in the prospectus.

ITEM 28. MANAGEMENT SERVICES

     Registrant is not a party to any such management-related service contract.

ITEM 29. UNDERTAKINGS

     Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 30th day of August, 2004.

                                       ACTIVE ASSETS GOVERNMENT SECURITIES TRUST

                                       By:      /s/ BARRY FINK
                                          -------------------------------------
                                                Barry Fink
                                                VICE PRESIDENT

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 27 has been signed below by the following persons in the capacities and on the dates indicated.

                   SIGNATURES                               TITLE                DATE
                   ----------                               -----                ----
(1) Principal Executive Officer                  Executive Vice President and
                                                 Principal Executive Officer

By:          /s/ RONALD E. ROBISON
    --------------------------------------
             Ronald E. Robison
                                                                                08/30/04

(2) Principal Financial Officer                  Chief Financial Officer

By:          /s/ FRANCIS J. SMITH
    --------------------------------------
             Francis J. Smith
                                                                                08/30/04

(3) Majority of the Trustees

    Charles A. Fiumefreddo (Chairman)
    James F. Higgins

By:              /s/ BARRY FINK
    --------------------------------------
             Barry Fink
             Attorney-in-Fact
                                                                                08/30/04

   Michael Bozic          Joseph J. Kearns
   Edwin J. Garn          Manuel H. Johnson
   Wayne E. Hedien        Michael E. Nugent
                          Fergus Reid

By:          /s/ CARL FRISCHLING
    --------------------------------------
             Carl Frischling
             Attorney-in-Fact
                                                                                08/30/04

                    ACTIVE ASSETS GOVERNMENT SECURITIES TRUST

                                  EXHIBIT INDEX

(d).     --  Amended and Restated Investment Management Agreement, dated
             May 1, 2004.

(i)(1).  --  Opinion and Consent of Clifford Chance US LLP, filed herein.

(i)(2).  --  Opinion of Dechert LLP.

(j).     --  Consent of Independent Registered Public Accounting Firm.

(m).     --  Amended and Restated Plan of Distribution Pursuant to Rule 12b-1,
             dated May 1, 2004.

(n)(1).  --  Code of Ethics of Morgan Stanley Investment Management.

(n)(2).  --  Code of Ethics of the Morgan Stanley Funds.

Other    --  Powers of Attorney of Trustees, dated January 30, 2004.